                                                   REGISTRATION NOS. 333-176654
                                                                      811-04001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                        POST-EFFECTIVE AMENDMENT NO. 8                      [X]


                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 184                            [X]
                               -----------------


                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-3067
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                           RICARDO A. ANZALDUA, ESQ.

                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[_] on (date) pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_] on (date) pursuant to paragraph (a) (1) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.



================================================================================

                                 [  .  ], 2013


PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
(OFFERED ON AND AFTER OCTOBER 7, 2011)
This Prospectus describes individual Preference Premier(R) contracts for deferred variable annuities ("Contracts").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in your Contract. Your choices may include the Fixed Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

              MET INVESTORS FUND--GMIB MAX, EDB MAX AND GWB PORTFOLIOS*
ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION  METLIFE BALANCED PLUS
AQR GLOBAL RISK BALANCED                     METLIFE MULTI-INDEX TARGETED RISK
BLACKROCK GLOBAL TACTICAL STRATEGIES         PYRAMIS(R) GOVERNMENT INCOME
INVESCO BALANCED-RISK ALLOCATION             SCHRODERS GLOBAL MULTI-ASSET
JPMORGAN GLOBAL ACTIVE ALLOCATION
                                  MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN INCOME
AMERICAN FUNDS(R) BOND                       MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION          MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS(R) GROWTH                     MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE                     MET/TEMPLETON INTERNATIONAL BOND
CLARION GLOBAL REAL ESTATE                   METLIFE AGGRESSIVE STRATEGY
DREMAN SMALL CAP VALUE                       MFS(R) EMERGING MARKETS EQUITY
HARRIS OAKMARK INTERNATIONAL                 MFS(R) RESEARCH INTERNATIONAL
INVESCO SMALL CAP GROWTH                     MORGAN STANLEY MID CAP GROWTH
JANUS FORTY                                  PIMCO INFLATION PROTECTED BOND
LAZARD MID CAP                               PIMCO TOTAL RETURN
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH     PIONEER STRATEGIC INCOME
LOOMIS SAYLES GLOBAL MARKETS                 RCM TECHNOLOGY
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH AND INCOME ETF
LORD ABBETT MID CAP VALUE                    SSGA GROWTH ETF
MET/EATON VANCE FLOATING RATE                T. ROWE PRICE MID CAP GROWTH
                                  METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK          METLIFE MID CAP STOCK INDEX
BARCLAYS CAPITAL AGGREGATE BOND INDEX        METLIFE MODERATE ALLOCATION
BLACKROCK AGGRESSIVE GROWTH                  METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK LARGE CAP VALUE                    MFS(R) TOTAL RETURN
BLACKROCK LEGACY LARGE CAP GROWTH            MFS(R) VALUE
BLACKROCK MONEY MARKET                       MSCI EAFE(R) INDEX
DAVIS VENTURE VALUE                          NEUBERGER BERMAN GENESIS
JENNISON GROWTH                              OPPENHEIMER GLOBAL EQUITY
LOOMIS SAYLES SMALL CAP CORE                 RUSSELL 2000(R) INDEX
MET/ARTISAN MID CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY  VAN ECK GLOBAL NATURAL RESOURCES
METLIFE CONSERVATIVE ALLOCATION              WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                  AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME



*If you elect a GMIB Max, GMIB Max and EDB Max or the GWB You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max, EDB Max or the GWB.


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated [ . ], 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page [ . ] of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

             If purchased through a     If purchased through a
             MetLife sales              New England Financial(R)
             representative:            sales representative:
             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             PO Box 10342               PO Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             (800) 638-7732             (800) 435-4117

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.





 CONTRACTS
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA

 CLASSES AVAILABLE
 FOR EACH CONTRACT
   .  B
   .  B Plus
   .  C
   .  L
   .  R

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Contracts has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

You should read carefully the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless You elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to You. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

ELECTRONIC DELIVERY. You may elect to register for ESERVICE/SM/, which will allow You to do the following:

  .   view a consolidated account summary of your available products,

  .   track the performance of your investments,

  . perform select transactions such as funding option transfers and address changes, and

  . receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).

For more information and/or to enroll, please log on to HTTPS://ESERVICE.METLIFE.COM.

                               TABLE OF CONTENTS


   Important Terms You Should Know.......................................  5
   Table of Expenses.....................................................  7
   Accumulation Unit Values For Each Investment Division................. 20
   MetLife............................................................... 21
   Metropolitan Life Separate Account E.................................. 21
   Variable Annuities.................................................... 21
       Replacement of Annuity Contracts.................................. 22
       The Contract...................................................... 22
   Classes of the Contract............................................... 24
   Your Investment Choices............................................... 27
       Investment Allocation Restrictions For Certain Optional Benefits.. 33
   The Annuity Contract.................................................. 40
       Optional Automated Investment Strategies.......................... 42
       Purchase Payments................................................. 44
           Allocation of Purchase Payments............................... 45
           Debit Authorizations.......................................... 45
           Limits on Purchase Payments................................... 45
       The Value of Your Investment...................................... 46
       Transfer Privilege................................................ 47
       Access to Your Money.............................................. 50
           Systematic Withdrawal Program................................. 50
       Charges........................................................... 51
           Separate Account Charge....................................... 51
           Investment-Related Charge..................................... 52
       Annual Contract Fee............................................... 52
           Optional Enhanced Death Benefits.............................. 53
           Optional Guaranteed Minimum Income Benefits................... 53
       Premium and Other Taxes........................................... 54
       Withdrawal Charges................................................ 54
           When No Withdrawal Charge Applies............................. 55
       Free Look......................................................... 57
       Death Benefit--Generally.......................................... 57
           Standard Death Benefit........................................ 60
       Optional Death Benefits........................................... 61
           Annual Step-Up Death Benefit.................................. 61
           Enhanced Death Benefits....................................... 63
           Earnings Preservation Benefit................................. 71
       Living Benefits................................................... 73
           Guaranteed Income Benefits.................................... 73
           Guaranteed Withdrawal Benefits................................ 86
       Pay-Out Options (or Income Options)............................... 96
           Income Payment Types.......................................... 97
           Allocation.................................................... 98

             Minimum Size of Your Income Payment.......................  98
             The Value of Your Income Payments.........................  98
             Reallocation Privilege.................................... 100
             Charges................................................... 101
     General Information............................................... 102
         Administration................................................ 102
             Purchase Payments......................................... 102
             Confirming Transactions................................... 102
             Processing Transactions................................... 103
                By Telephone or Internet............................... 103
                After Your Death....................................... 103
                Misstatement........................................... 104
                Third Party Requests................................... 104
                Valuation--Suspension of Payments...................... 104
         Advertising Performance....................................... 104
         Changes to Your Contract...................................... 106
         Voting Rights................................................. 107
         Who Sells the Contracts....................................... 107
         Financial Statements.......................................... 110
         When We Can Cancel Your Contract.............................. 110
     Income Taxes...................................................... 111
     Legal Proceedings................................................. 122
     Table of Contents for the Statement of Additional Information..... 123
     Appendix A--Premium Tax Table..................................... 124
     Appendix B--Accumulation Unit Values for Each Investment Division. 125
     Appendix C--Portfolio Legal and Marketing Names................... 130
     Appendix D--Additional Information Regarding the Portfolios....... 131


The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT VALUE

When You purchase a Contract, an account is set up for You. Your Account Value is the total amount of money credited to You under your Contract including money in the Investment Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

In the Contract, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Contract.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a variable annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "You" is the owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a Beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

   TABLE OF EXPENSES--PREFERENCE PREMIER

       The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Contract. The first table describes charges You will pay at the time You purchase the Contract, make withdrawals from your Contract or make transfers between the Investment Divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions -- see Appendix A). There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

   Table 1--Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments....                           None
----------------------------------------------------------------------------
Withdrawal Charge (as a percentage of each
  purchase payment) (1)......................                       Up to 8%
----------------------------------------------------------------------------
Transfer Fee (2)............................. Maximum Guaranteed Charge: $25
----------------------------------------------------------------------------
                                                        Current Charge: None
----------------------------------------------------------------------------

     The second set of tables describes the fees and expenses that You will bear periodically during the time You hold the Contract, but does not include fees and expenses for the Portfolios.

   Table 2(a)--Fees Deducted on Each Contract Anniversary

----------------------------------------------------------------------------
Annual Contract Fee (3)................................................. $30
----------------------------------------------------------------------------

   Table 2(b)--Separate Account Charge

     The charges below are assessed as a percentage of your Account Value. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit is available for an additional charge. You may also elect the Optional Earnings Preservation
Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit (4).

-------------------------------------------------------------------------------------------------
Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value) for American Funds Growth-Income and American Funds Global Small
Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.50%       2.05%        1.90%   1.75%   1.40%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.95%       2.50%        2.35%   2.20%   1.85%
-------------------------------------------------------------------------------------------------

Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value) for all Investment Divisions except the American Funds Growth-Income and
American Funds Global Small Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.25%       1.80%        1.65%   1.50%   1.15%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.70%       2.25%        2.10%   1.95%   1.60%
-------------------------------------------------------------------------------------------------

   Table 2(c)--Additional Optional Death Benefits (8)

     There are additional Enhanced Death Benefits that You may elect for an additional charge. The charge for these death benefits, in Table 2(c) below, is assessed as a percentage of the Death Benefit Base and deducted annually from your Account Value. (9)


Enhanced Death Benefit Max V -- maximum charge                              1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max V (issue age 69 or younger) -- current charge    0.60%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------
Enhanced Death Benefit Max V (issue age 70-72) -- current charge            1.15%
----------------------------------------------------------------------------------


Enhanced Death Benefit Max IV -- maximum charge                             1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max IV (issue age 69 or younger) -- current charge   0.60%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------
Enhanced Death Benefit Max IV (issue age 70-75) -- current charge           1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit Max III -- maximum charge                            1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max III (issue age 69 or younger) -- current charge  0.60%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------
Enhanced Death Benefit Max III (issue age 70-75) -- current charge          1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit Max II -- maximum charge                             1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 69 or younger) -- current charge   0.60%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 70-75) -- current charge           1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit III-- maximum charge                                 1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 69 or younger) -- current charge      0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 70-75) -- current charge              1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit II -- maximum charge                                 1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 69 or younger) -- current charge       0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 70-75) -- current charge               1.15%
----------------------------------------------------------------------------------


   Table 2(d)--Additional Optional Benefits
   Guaranteed Minimum Income Benefits (10)

   (as a percentage of the Income Base) (11)


----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max V -- maximum charge                   1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max V -- current charge                   1.00%
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max IV -- maximum charge                  1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max IV -- current charge                  1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max III -- maximum charge                 1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max III -- current charge                 1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max II -- maximum charge                  1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max II -- current charge                  1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus IV -- maximum charge                 1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus IV -- current charge                 1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- maximum charge                1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- current charge                1.00%
----------------------------------------------------------------------------------

   Guaranteed Withdrawal Benefit
   (as a percentage of the Total Guaranteed Withdrawal Amount) (12)



----------------------------------------------------------------------------------
Guaranteed Withdrawal Benefit v1 -- maximum charge                          1.80%
----------------------------------------------------------------------------------
Guaranteed Withdrawal Benefit v1 -- current charge                          0.90%
----------------------------------------------------------------------------------


The third and fourth tables show the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2, the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C, and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.


        Table 3--Portfolio Operating Expenses [To be updated by amendment]



                                                                       Minimum              Maximum
                                                          --------------------------------  -------
                                                          (Does not take into consideration
                                                          any American Funds(R) Portfolio,
                                                          for which an additional separate
                                                          account charge applies.)
---------------------------------------------------------------------------------------------------
Total Annual Metropolitan Fund, Met Investors Fund and
American Funds(R) Operating Expenses for the fiscal year
ending December 31, 2011 (expenses that are deducted
from these Fund's assets include management fees,
distribution fees (12b-1 fees) and other expenses).                         %                    %
---------------------------------------------------------------------------------------------------


  Notes
/1/ If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

-------------------------------------------------------------------------------------------------------
NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
-------------------------------------------------------------------------------------------------------
                    1.....................................    6%        8%                 6%      8%
-------------------------------------------------------------------------------------------------------
                    2.....................................    6%        7%                 5%      7%
-------------------------------------------------------------------------------------------------------
                    3.....................................    5%        6%                 0%      6%
-------------------------------------------------------------------------------------------------------
                    4.....................................    4%        5%                 0%      5%
-------------------------------------------------------------------------------------------------------
                    5.....................................    3%        4%                 0%      4%
-------------------------------------------------------------------------------------------------------
                    6.....................................    2%        3%                 0%      3%
-------------------------------------------------------------------------------------------------------
                    7.....................................    0%        2%                 0%      2%
-------------------------------------------------------------------------------------------------------
                    8.....................................    0%        1%                 0%      1%
-------------------------------------------------------------------------------------------------------
                    9 and thereafter......................    0%        0%                 0%      0%
-------------------------------------------------------------------------------------------------------

    There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You may not elect the Optional Annual Step-Up Death Benefit and/or the
    Optional Earnings Preservation Benefit with an Enhanced Death Benefit.

/5/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds(R) Investment Divisions). We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such Investment Divisions as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Investment Divisions".

/6/ The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for nine years.

/7/ This charge is determined by adding the Separate Account charge, the Optional Annual Step-Up Death Benefit charge and the Optional Earnings Preservation Benefit charge.


/8/ You may only elect one Enhanced Death Benefit at a time. The Enhanced Death
    Benefit Max V is currently available for purchase in all states except [.]. The Enhanced Death Benefit Max IV is currently available for purchase only in [.]. The Enhanced Death Benefit Max III, the Enhanced Death Benefit Max II, the Enhanced Death Benefit III and the Enhanced Death Benefit II are not available for purchase. The Enhanced Death Benefit Max V may only be elected if the Guaranteed Minimum Income Benefit Max V is also elected. The Enhanced Death Benefit Max IV may only be elected if you have elected the Guaranteed Minimum Income Benefit Max IV. The Enhanced Death Benefit Max III may only be elected if you have elected the Guaranteed Minimum Income Benefit Max III. The Enhanced Death Benefit Max II could only be elected if the Guaranteed Minimum Income Benefit Max II was also elected. The Enhanced Death Benefit III could only be elected if the Guaranteed Minimum Income Benefit Plus IV was also elected. The Enhanced Death Benefit II could only be elected if the Guaranteed Minimum Income Benefit Plus III was also elected. Please see "Optional Death Benefits--Enhanced Death Benefits--EDB Rate Table" for information on when and where each is or was available.


/9/ An Enhanced Death Benefit may not be elected with the Optional Annual
    Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)


/10/You may only elect one Guaranteed Minimum Income Benefit at a time. The
    Guaranteed Minimum Income Benefit Max V is currently available for purchase in all states except [.]. The Guaranteed Minimum Income Benefit Max IV is currently available for purchase only in [.]. The Guaranteed Minimum Income Benefit Max III, the Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV and the Guaranteed Minimum Income Benefit Plus III are not available for purchase. The Guaranteed Minimum Income Benefit Plus III was only available in Nevada. Please see "Living Benefits--GMIB Rate Table" for information on when and where each is or was available.


/11/On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See "Guaranteed Income Benefits" for more information.)


/12/The Guaranteed Withdrawal Benefit v1 is currently available for purchase in all states except [.]. On the issue date, the Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount is adjusted for subsequent purchase payments. The charge for the Guaranteed Withdrawal Benefit is a percentage of the Total Guaranteed Withdrawal Amount, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. (See "Guaranteed Withdrawal Benefits" for more information.)

Table 4--Portfolio Fees and Expenses as of December 31, 2011 (unless otherwise noted) [To be updated by amendment]

(as a percentage of average daily net assets).

  AMERICAN FUNDS(R)
                                                       DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                          AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                            MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE     OPERATING
                                               FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Fund.....................................    0.70%       0.25%      0.04%     --       0.99%         --          0.99%
American Funds Growth-Income Fund..........    0.27%       0.25%      0.01%     --       0.53%         --          0.53%
                                                                                                 -------------------------

  MET INVESTORS FUND
                                                               DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                  AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                    MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                       FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation
  Portfolio -- Class B.............................    0.64%       0.25%      0.12%    0.02%     1.03%        0.00%
American Funds(R) Balanced Allocation Portfolio --
  Class C..........................................    0.06%       0.55%      0.01%    0.37%     0.99%          --
American Funds(R) Bond Portfolio -- Class C........      --        0.55%      0.04%    0.36%     0.95%          --
American Funds(R) Growth Allocation Portfolio --
  Class C..........................................    0.07%       0.55%      0.01%    0.39%     1.02%          --
American Funds(R) Growth Portfolio -- Class C......      --        0.55%      0.02%    0.34%     0.91%          --
American Funds(R) Moderate Allocation Portfolio
  -- Class C.......................................    0.06%       0.55%      0.01%    0.36%     0.98%          --

  MET INVESTORS FUND
                                                    NET TOTAL
                                                     ANNUAL
                                                    OPERATING
                                                    EXPENSES
-------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation
  Portfolio -- Class B.............................   1.03%
American Funds(R) Balanced Allocation Portfolio --
  Class C..........................................   0.99%
American Funds(R) Bond Portfolio -- Class C........   0.95%
American Funds(R) Growth Allocation Portfolio --
  Class C..........................................   1.02%
American Funds(R) Growth Portfolio -- Class C......   0.91%
American Funds(R) Moderate Allocation Portfolio
  -- Class C.......................................   0.98%

  MET INVESTORS FUND
                                                                      DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                         AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                              FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio -- Class B.............    0.63%       0.25%      0.30%    0.08%     1.26%        0.00%
BlackRock Global Tactical Strategies Portfolio -- Class B.    0.68%       0.25%      0.03%    0.16%     1.12%        0.00%
BlackRock Large Cap Core Portfolio -- Class B.............    0.59%       0.25%      0.05%    0.01%     0.90%        0.01%
Clarion Global Real Estate Portfolio -- Class B...........    0.61%       0.25%      0.06%      --      0.92%          --
Dreman Small Cap Value Portfolio -- Class B...............    0.78%       0.25%      0.07%    0.07%     1.17%        0.00%
Harris Oakmark International Portfolio -- Class B.........    0.77%       0.25%      0.08%      --      1.10%        0.02%
Invesco Balanced-Risk Allocation Portfolio -- Class B.....    0.66%       0.25%      0.15%    0.10%     1.16%        0.00%
Invesco Small Cap Growth Portfolio -- Class B.............    0.85%       0.25%      0.03%      --      1.13%        0.02%
Janus Forty Portfolio -- Class B..........................    0.63%       0.25%      0.03%      --      0.91%        0.01%
JPMorgan Global Active Allocation Portfolio -- Class B....    0.78%       0.25%      0.11%      --      1.14%        0.00%
Lazard Mid Cap Portfolio -- Class B.......................    0.69%       0.25%      0.06%      --      1.00%          --
Legg Mason ClearBridge Aggressive Growth Portfolio --
  Class B.................................................    0.62%       0.25%      0.03%      --      0.90%          --
Loomis Sayles Global Markets Portfolio -- Class B.........    0.70%       0.25%      0.10%      --      1.05%          --
Lord Abbett Bond Debenture Portfolio -- Class B...........    0.50%       0.25%      0.04%      --      0.79%          --
Lord Abbett Mid Cap Value Portfolio -- Class B............    0.67%       0.25%      0.06%      --      0.98%        0.02%
Met/Eaton Vance Floating Rate Portfolio -- Class B........    0.60%       0.25%      0.08%      --      0.93%          --
Met/Franklin Income Portfolio -- Class B..................    0.74%       0.25%      0.08%      --      1.07%        0.08%
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................    0.50%       0.25%      0.09%      --      0.84%        0.03%
Met/Franklin Mutual Shares Portfolio -- Class B...........    0.80%       0.25%      0.07%      --      1.12%        0.00%
Met/Franklin Templeton Founding Strategy Portfolio --
  Class B.................................................    0.05%       0.25%      0.01%    0.83%     1.14%        0.01%
Met/Templeton Growth Portfolio -- Class B.................    0.68%       0.25%      0.14%      --      1.07%        0.02%
Met/Templeton International Bond Portfolio -- Class B.....    0.60%       0.25%      0.14%      --      0.99%          --
MetLife Aggressive Strategy Portfolio -- Class B..........    0.09%       0.25%      0.01%    0.75%     1.10%        0.00%
MetLife Balanced Plus Portfolio -- Class B................    0.27%       0.25%      0.02%    0.46%     1.00%        0.00%
MetLife Multi-Index Targeted Risk Portfolio -- Class B....
MFS(R) Emerging Markets Equity Portfolio -- Class B.......    0.92%       0.25%      0.17%      --      1.34%          --
MFS(R) Research International Portfolio -- Class B........    0.68%       0.25%      0.09%      --      1.02%        0.06%
Morgan Stanley Mid Cap Growth Portfolio -- Class B........    0.65%       0.25%      0.07%      --      0.97%        0.01%
PIMCO Inflation Protected Bond Portfolio -- Class B.......    0.47%       0.25%      0.04%      --      0.76%          --
PIMCO Total Return Portfolio -- Class B...................    0.48%       0.25%      0.03%      --      0.76%          --
Pioneer Strategic Income Portfolio -- Class E.............    0.58%       0.15%      0.06%      --      0.79%          --
Pyramis(R) Government Income Portfolio -- Class B.........    0.46%       0.25%      0.13%      --      0.84%        0.00%
RCM Technology Portfolio -- Class B.......................    0.88%       0.25%      0.07%      --      1.20%          --
Schroders Global Multi-Asset Portfolio -- Class B.........    0.66%       0.25%      0.12%      --      1.03%        0.00%
SSgA Growth and Income ETF Portfolio -- Class B...........    0.31%       0.25%      0.01%    0.21%     0.78%          --
SSgA Growth ETF Portfolio -- Class B......................    0.32%       0.25%      0.03%    0.24%     0.84%          --
T. Rowe Price Mid Cap Growth Portfolio -- Class B.........    0.75%       0.25%      0.03%      --      1.03%          --
                                                                                                                ----------------


  MET INVESTORS FUND
                                                           NET TOTAL
                                                            ANNUAL
                                                           OPERATING
                                                           EXPENSES
--------------------------------------------------------------------
AQR Global Risk Balanced Portfolio -- Class B.............   1.26%
BlackRock Global Tactical Strategies Portfolio -- Class B.   1.12%
BlackRock Large Cap Core Portfolio -- Class B.............   0.89%
Clarion Global Real Estate Portfolio -- Class B...........   0.92%
Dreman Small Cap Value Portfolio -- Class B...............   1.17%
Harris Oakmark International Portfolio -- Class B.........   1.08%
Invesco Balanced-Risk Allocation Portfolio -- Class B.....   1.16%
Invesco Small Cap Growth Portfolio -- Class B.............   1.11%
Janus Forty Portfolio -- Class B..........................   0.90%
JPMorgan Global Active Allocation Portfolio -- Class B....   1.14%
Lazard Mid Cap Portfolio -- Class B.......................   1.00%
Legg Mason ClearBridge Aggressive Growth Portfolio --
  Class B.................................................   0.90%
Loomis Sayles Global Markets Portfolio -- Class B.........   1.05%
Lord Abbett Bond Debenture Portfolio -- Class B...........   0.79%
Lord Abbett Mid Cap Value Portfolio -- Class B............   0.96%
Met/Eaton Vance Floating Rate Portfolio -- Class B........   0.93%
Met/Franklin Income Portfolio -- Class B..................   0.99%
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................   0.81%
Met/Franklin Mutual Shares Portfolio -- Class B...........   1.12%
Met/Franklin Templeton Founding Strategy Portfolio --
  Class B.................................................   1.13%
Met/Templeton Growth Portfolio -- Class B.................   1.05%
Met/Templeton International Bond Portfolio -- Class B.....   0.99%
MetLife Aggressive Strategy Portfolio -- Class B..........   1.10%
MetLife Balanced Plus Portfolio -- Class B................   1.00%
MetLife Multi-Index Targeted Risk Portfolio -- Class B....
MFS(R) Emerging Markets Equity Portfolio -- Class B.......   1.34%
MFS(R) Research International Portfolio -- Class B........   0.96%
Morgan Stanley Mid Cap Growth Portfolio -- Class B........   0.96%
PIMCO Inflation Protected Bond Portfolio -- Class B.......   0.76%
PIMCO Total Return Portfolio -- Class B...................   0.76%
Pioneer Strategic Income Portfolio -- Class E.............   0.79%
Pyramis(R) Government Income Portfolio -- Class B.........   0.84%
RCM Technology Portfolio -- Class B.......................   1.20%
Schroders Global Multi-Asset Portfolio -- Class B.........   1.03%
SSgA Growth and Income ETF Portfolio -- Class B...........   0.78%
SSgA Growth ETF Portfolio -- Class B......................   0.84%
T. Rowe Price Mid Cap Growth Portfolio -- Class B.........   1.03%
                                                           ---------

  METROPOLITAN FUND -- CLASS B
                                                                  DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                     AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                       MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                          FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Stock Portfolio.........    0.83%       0.25%      0.12%      --      1.20%        0.10%
Barclays Capital Aggregate Bond Index Portfolio.......    0.25%       0.25%      0.03%      --      0.53%        0.01%
BlackRock Aggressive Growth Portfolio.................    0.73%       0.25%      0.04%      --      1.02%          --
BlackRock Bond Income Portfolio.......................    0.34%       0.25%      0.03%      --      0.62%        0.01%
BlackRock Large Cap Value Portfolio...................    0.63%       0.25%      0.03%      --      0.91%        0.03%
BlackRock Legacy Large Cap Growth Portfolio...........    0.71%       0.25%      0.02%      --      0.98%        0.01%
BlackRock Money Market Portfolio......................    0.33%       0.25%      0.02%      --      0.60%        0.01%
Davis Venture Value Portfolio.........................    0.70%       0.25%      0.03%      --      0.98%        0.05%
Jennison Growth Portfolio.............................    0.62%       0.25%      0.02%      --      0.89%        0.07%
Loomis Sayles Small Cap Core Portfolio................    0.90%       0.25%      0.06%    0.09%     1.30%        0.08%
Met/Artisan Mid Cap Value Portfolio...................    0.81%       0.25%      0.03%      --      1.09%          --
Met/Dimensional International Small Company Portfolio.    0.81%       0.25%      0.21%      --      1.27%        0.01%
MetLife Conservative Allocation Portfolio.............    0.09%       0.25%      0.02%    0.53%     0.89%        0.01%
MetLife Conservative to Moderate Allocation Portfolio.    0.07%       0.25%      0.01%    0.58%     0.91%        0.00%
MetLife Mid Cap Stock Index Portfolio.................    0.25%       0.25%      0.05%    0.02%     0.57%        0.00%
MetLife Moderate Allocation Portfolio.................    0.06%       0.25%        --     0.64%     0.95%        0.00%
MetLife Moderate to Aggressive Allocation Portfolio...    0.06%       0.25%      0.01%    0.69%     1.01%        0.00%
MetLife Stock Index Portfolio.........................    0.25%       0.25%      0.02%      --      0.52%        0.01%
MFS(R) Total Return Portfolio.........................    0.54%       0.25%      0.05%      --      0.84%          --
MFS(R) Value Portfolio................................    0.70%       0.25%      0.03%      --      0.98%        0.13%
MSCI EAFE(R) Index Portfolio..........................    0.30%       0.25%      0.11%    0.01%     0.67%        0.00%
Neuberger Berman Genesis Portfolio....................    0.82%       0.25%      0.04%      --      1.11%        0.01%
Oppenheimer Global Equity Portfolio...................    0.52%       0.25%      0.10%      --      0.87%          --
Russell 2000(R) Index Portfolio.......................    0.25%       0.25%      0.06%    0.08%     0.64%        0.00%
T. Rowe Price Small Cap Growth Portfolio..............    0.49%       0.25%      0.06%      --      0.80%          --
Van Eck Global Natural Resources Portfolio............    0.78%       0.25%      0.04%    0.02%     1.09%          --
Western Asset Management U.S. Government Portfolio....    0.47%       0.25%      0.02%      --      0.74%        0.01%
                                                                                                            ----------------

  METROPOLITAN FUND -- CLASS B
                                                       NET TOTAL
                                                        ANNUAL
                                                       OPERATING
                                                       EXPENSES
----------------------------------------------------------------
Baillie Gifford International Stock Portfolio.........   1.10%
Barclays Capital Aggregate Bond Index Portfolio.......   0.52%
BlackRock Aggressive Growth Portfolio.................   1.02%
BlackRock Bond Income Portfolio.......................   0.61%
BlackRock Large Cap Value Portfolio...................   0.88%
BlackRock Legacy Large Cap Growth Portfolio...........   0.97%
BlackRock Money Market Portfolio......................   0.59%
Davis Venture Value Portfolio.........................   0.93%
Jennison Growth Portfolio.............................   0.82%
Loomis Sayles Small Cap Core Portfolio................   1.22%
Met/Artisan Mid Cap Value Portfolio...................   1.09%
Met/Dimensional International Small Company Portfolio.   1.26%
MetLife Conservative Allocation Portfolio.............   0.88%
MetLife Conservative to Moderate Allocation Portfolio.   0.91%
MetLife Mid Cap Stock Index Portfolio.................   0.57%
MetLife Moderate Allocation Portfolio.................   0.95%
MetLife Moderate to Aggressive Allocation Portfolio...   1.01%
MetLife Stock Index Portfolio.........................   0.51%
MFS(R) Total Return Portfolio.........................   0.84%
MFS(R) Value Portfolio................................   0.85%
MSCI EAFE(R) Index Portfolio..........................   0.67%
Neuberger Berman Genesis Portfolio....................   1.10%
Oppenheimer Global Equity Portfolio...................   0.87%
Russell 2000(R) Index Portfolio.......................   0.64%
T. Rowe Price Small Cap Growth Portfolio..............   0.80%
Van Eck Global Natural Resources Portfolio............   1.09%
Western Asset Management U.S. Government Portfolio....   0.73%
                                                       ---------


The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2014. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2014. The Portfolios provided the information on their expenses, and we have not independently verified the information.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the underlying fund prospectus for more information.


  EXAMPLES [TO BE UPDATED BY AMENDMENT]
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 5 assume You purchased the Contract with optional benefits that result in the highest possible combination of charges.
   Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.

  Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
   Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.

  Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max V and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max V and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.


                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


    You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).


                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max V and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max V and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


    You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $



  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max V and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max V and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.


  You surrender your Contract, You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges apply to the C Class).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max V and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max V and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.


  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $



  Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max V and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max V and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).


                                                                 1     3     5    10
                                                                YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------
Maximum........................................................  $     $     $     $
Minimum........................................................  $     $     $     $


  Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

    You surrender your Contract, You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges apply to the C Class).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $

  Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE

       Metropolitan Life Insurance Company ( "MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit or optional Guaranteed Minimum Income Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a deferred variable annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the
Investment Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract Owners. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.

THE CONTRACT

    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You elect to have us pay You "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Contract is offered in several variations, which we call "classes." Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase any of the optional death benefits, You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Contract to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;


..   Enhanced Death Benefits (the Enhanced Death Benefit Max V (the "EDB Max
    V"), the Enhanced Death Benefit Max IV (the "EDB Max IV"), the Enhanced Death Benefit Max III (the "EDB Max III"), the Enhanced Death Benefit Max II (the "EDB Max II"), the Enhanced Death Benefit III (the "EDB III") and the Enhanced Death Benefit II (the "EDB II") are collectively, the "EDBs");

..   an Earnings Preservation Benefit;

..   Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit
    Max V (the "GMIB Max V"), the Guaranteed Minimum Income Benefit Max IV (the "GMIB Max IV"), the Guaranteed Minimum Income Benefit Max III (the "GMIB Max III"), the Guaranteed Minimum Income Benefit Max II ("GMIB Max II"), the Guaranteed Minimum Income Benefit Plus IV (the "GMIB Plus IV") and the Guaranteed Minimum Income Benefit Plus III (the "GMIB Plus III") are collectively, the "GMIBs"); and

..   Guaranteed Withdrawal Benefit (the "GWB v1").

The EDB Max V may only be elected if you have elected the GMIB Max V. The EDB Max IV may only be elected if You have elected the GMIB Max IV. The EDB Max III may only be elected if you have elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. You may not elect the Earnings Preservation Benefit with an EDB. Only the GMIB Max V, the GMIB Max IV, the EDB Max V and the EDB Max IV are currently available for sale.


Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

In the future, we may change the investment choices that are available to You if You select certain optional benefits. If You elect an optional benefit and we later remove an investment choice from the group of investment choices available under that optional benefit, You will not be required to reallocate purchase payments or Account Value that You had previously allocated to that investment choice. However, You may not be able to allocate new purchase payments or transfer Account Value to that investment choice.

If You choose the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II or GWB v1, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation Restrictions for the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II and GWB v1 until the optional benefit terminates.


If You choose the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation Restrictions for the GMIB Plus IV, EDB III, GMIB Plus III and EDB II" until the optional benefit terminates.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

CLASSES OF THE CONTRACT

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.45% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%.

B PLUS CLASS

THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the B Plus Class before your 81st birthday. If there are joint Contract Owners, the age of the oldest joint Contract Owner will be used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 2.00% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.25%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.25% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.50%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds). After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit, or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds), regardless of when the Contract is annuitized.

Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract. (If the Fixed Account is available, Fixed Account rates for the B Plus Class may be lower than those declared for the other classes.)

The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.

Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.

The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and

c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

--------------------------------------------------------------------------------

                                     B Plus Class                R Class
                                (1.80% Separate Account  (1.15% Separate Account
Contract Year                  charge for first 9 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $55,761                  $52,930
--------------------------------------------------------------------------------
2                                       $58,666                  $56,032
--------------------------------------------------------------------------------
3                                       $61,723                  $59,315
--------------------------------------------------------------------------------
4                                       $64,939                  $62,791
--------------------------------------------------------------------------------
5                                       $68,322                  $66,471
--------------------------------------------------------------------------------
6                                       $71,882                  $70,366
--------------------------------------------------------------------------------
7                                       $75,627                  $74,489
--------------------------------------------------------------------------------
8                                       $79,567                  $78,854
--------------------------------------------------------------------------------
9                                       $83,712                  $83,475
--------------------------------------------------------------------------------
10                                      $88,534                  $88,367
--------------------------------------------------------------------------------
11                                      $93,634                  $93,545
--------------------------------------------------------------------------------
12                                      $99,027                  $99,027
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Balance of a B Plus Class contract will equal the Account Balance of an R Class contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.

The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

Any 6% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.

If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and no Withdrawal Charge. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.85% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.10%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.10% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.35%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Contract. A money market Investment Division is available in the C Class Contract.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining three year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.95% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.20%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

R CLASS

The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine-year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.35% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.60%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.60% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.85%.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The Metropolitan Fund, the Met Investors Fund and the American Funds(R) prospectuses will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. All of the classes of shares available to the Contracts, Class B of the Metropolitan Fund, Class B of the Met Investors Fund (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios which are Class C, and the Pioneer Strategic Income Portfolio, which is Class E), and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See "Appendix C -- Portfolio Legal and Marketing Names") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their Investment Manager and any Sub-Investment Manager.


                                                                                  INVESTMENT MANAGER/
PORTFOLIO                           INVESTMENT OBJECTIVE                          SUB-INVESTMENT MANAGER
---------                           --------------------                          ----------------------
                                   MET INVESTORS FUND--GMIB MAX, EDB MAX AND GWB PORTFOLIOS*
                                   ---------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL DYNAMIC    SEEKS CAPITAL APPRECIATION AND CURRENT        METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                INCOME.                                       SUB-INVESTMENT MANAGER: ALLIANCEBERNSTEIN L.P.
AQR GLOBAL RISK BALANCED PORTFOLIO  SEEKS TOTAL RETURN.                           METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: AQR CAPITAL
                                                                                  MANAGEMENT, LLC
BLACKROCK LARGE CAP CORE PORTFOLIO  SEEKS LONG-TERM CAPITAL GROWTH.               METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                                                                  LLC
INVESCO BALANCED-RISK ALLOCATION    SEEKS TOTAL RETURN.                           METLIFE ADVISERS, LLC
PORTFOLIO                                                                         SUB-INVESTMENT MANAGER: INVESCO ADVISERS, INC.
JPMORGAN GLOBAL ACTIVE ALLOCATION   SEEKS CAPITAL APPRECIATION AND CURRENT        METLIFE ADVISERS, LLC
PORTFOLIO                           INCOME.                                       SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                  INVESTMENT MANAGEMENT INC.
METLIFE BALANCED PLUS PORTFOLIO     SEEKS A BALANCE BETWEEN A HIGH LEVEL OF       METLIFE ADVISERS, LLC
                                    CURRENT INCOME AND GROWTH OF CAPITAL, WITH A  SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                    GREATER EMPHASIS ON GROWTH OF CAPITAL.        MANAGEMENT COMPANY LLC
METLIFE MULTI-INDEX TARGETED RISK   SEEKS A BALANCE BETWEEN GROWTH OF CAPITAL     METLIFE INVESTMENT MANAGEMENT, LLC
PORTFOLIO                           AND CURRENT INCOME WITH A GREATER EMPHASIS
                                    ON GROWTH OF CAPITAL.
PYRAMIS(R) GOVERNMENT INCOME        SEEKS A HIGH LEVEL OF CURRENT INCOME,         METLIFE ADVISERS, LLC
PORTFOLIO                           CONSISTENT WITH PRESERVATION OF PRINCIPAL.    SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                                                                  ADVISORS, LLC
SCHRODERS GLOBAL MULTI-ASSET        SEEKS CAPITAL APPRECIATION AND CURRENT        METLIFE ADVISERS, LLC
PORTFOLIO                           INCOME.                                       SUB-INVESTMENT MANAGER: SCHRODER INVESTMENT
                                                                                  MANAGEMENT NORTH AMERICA INC.
                                                 MET INVESTORS FUND
                                                 ------------------
AMERICAN FUNDS(R) BALANCED          SEEKS A BALANCE BETWEEN A HIGH LEVEL OF       METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                    GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R) BOND PORTFOLIO    SEEKS TO MAXIMIZE CURRENT INCOME AND          METLIFE ADVISERS, LLC; CAPITAL RESEARCH AND
                                    PRESERVE CAPITAL.                             MANAGEMENT COMPANY
AMERICAN FUNDS(R) GROWTH            SEEKS GROWTH OF CAPITAL.                      METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO  SEEKS TO ACHIEVE GROWTH OF CAPITAL.           METLIFE ADVISERS, LLC; CAPITAL RESEARCH AND
                                                                                  MANAGEMENT COMPANY
AMERICAN FUNDS(R) MODERATE          SEEKS A HIGH TOTAL RETURN IN THE FORM OF      METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                INCOME AND GROWTH OF CAPITAL, WITH A GREATER
                                    EMPHASIS ON INCOME.
BLACKROCK GLOBAL TACTICAL           SEEKS CAPITAL APPRECIATION AND CURRENT        METLIFE ADVISERS, LLC
STRATEGIES PORTFOLIO                INCOME.                                       SUB-INVESTMENT MANAGER: BLACKROCK FINANCIAL
                                                                                  MANAGEMENT, INC.
CLARION GLOBAL REAL ESTATE          SEEKS TOTAL RETURN THROUGH INVESTMENT IN      METLIFE ADVISERS, LLC
PORTFOLIO                           REAL ESTATE SECURITIES, EMPHASIZING BOTH      SUB-INVESTMENT MANAGER: CBRE CLARION
                                    CAPITAL APPRECIATION AND CURRENT INCOME.      SECURITIES LLC
DREMAN SMALL CAP VALUE PORTFOLIO    SEEKS CAPITAL APPRECIATION.                   METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: DREMAN VALUE
                                                                                  MANAGEMENT, LLC
HARRIS OAKMARK INTERNATIONAL        SEEKS LONG-TERM CAPITAL APPRECIATION.         METLIFE ADVISERS, LLC
PORTFOLIO                                                                         SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES L.P.
INVESCO SMALL CAP GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL.            METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: INVESCO ADVISERS, INC.
JANUS FORTY PORTFOLIO               SEEKS CAPITAL APPRECIATION.                   METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                                                                  MANAGEMENT LLC

                                                                                  INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                     SUB-INVESTMENT MANAGER
---------                                --------------------                     ----------------------
LAZARD MID CAP PORTFOLIO                 SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: LAZARD
                                                                                  ASSET MANAGEMENT LLC
LEGG MASON CLEARBRIDGE AGGRESSIVE        SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
GROWTH PORTFOLIO                                                                  SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                                                                  ADVISORS, LLC
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO   SEEKS HIGH TOTAL INVESTMENT RETURN       METLIFE ADVISERS, LLC
                                         THROUGH A COMBINATION OF CAPITAL         SUB-INVESTMENT MANAGER: LOOMIS,
                                         APPRECIATION AND INCOME.                 SAYLES & COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO     SEEKS HIGH CURRENT INCOME AND THE        METLIFE ADVISERS, LLC
                                         OPPORTUNITY FOR CAPITAL APPRECIATION TO  SUB-INVESTMENT MANAGER: LORD,
                                         PRODUCE A HIGH TOTAL RETURN.             ABBETT & CO. LLC
LORD ABBETT MID CAP VALUE PORTFOLIO      SEEKS CAPITAL APPRECIATION THROUGH       METLIFE ADVISERS, LLC
                                         INVESTMENTS, PRIMARILY IN EQUITY         SUB-INVESTMENT MANAGER: LORD,
                                         SECURITIES, WHICH ARE BELIEVED TO BE     ABBETT & CO. LLC
                                         UNDERVALUED IN THE MARKETPLACE.
MET/EATON VANCE FLOATING RATE PORTFOLIO  SEEKS A HIGH LEVEL OF CURRENT INCOME.    METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: EATON VANCE
                                                                                  MANAGEMENT
MET/FRANKLIN INCOME PORTFOLIO            SEEKS TO MAXIMIZE INCOME WHILE           METLIFE ADVISERS, LLC
                                         MAINTAINING PROSPECTS FOR CAPITAL        SUB-INVESTMENT MANAGER: FRANKLIN
                                         APPRECIATION.                            ADVISERS, INC.
MET/FRANKLIN LOW DURATION TOTAL RETURN   SEEKS A HIGH LEVEL OF CURRENT INCOME,    METLIFE ADVISERS, LLC
PORTFOLIO                                WHILE SEEKING PRESERVATION OF            SUB-INVESTMENT MANAGER: FRANKLIN
                                         SHAREHOLDERS' CAPITAL.                   ADVISERS, INC.
MET/FRANKLIN MUTUAL SHARES PORTFOLIO     SEEKS CAPITAL APPRECIATION, WHICH MAY    METLIFE ADVISERS, LLC
                                         OCCASIONALLY BE SHORT-TERM. THE          SUB-INVESTMENT MANAGER: FRANKLIN
                                         PORTFOLIO'S SECONDARY INVESTMENT         MUTUAL ADVISERS, LLC
                                         OBJECTIVE IS INCOME.
MET/FRANKLIN TEMPLETON FOUNDING          PRIMARILY SEEKS CAPITAL APPRECIATION     METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO                       AND SECONDARILY SEEKS INCOME.
MET/TEMPLETON GROWTH PORTFOLIO           SEEKS LONG-TERM CAPITAL GROWTH.          METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: TEMPLETON
                                                                                  GLOBAL ADVISORS LIMITED
MET/TEMPLETON INTERNATIONAL BOND         SEEKS CURRENT INCOME WITH CAPITAL        METLIFE ADVISERS, LLC
PORTFOLIO#                               APPRECIATION AND GROWTH OF INCOME.       SUB-INVESTMENT MANAGER: FRANKLIN
                                                                                  ADVISERS, INC.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO    SEEKS GROWTH OF CAPITAL.                 METLIFE ADVISERS, LLC
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER:
                                                                                  MASSACHUSETTS FINANCIAL SERVICES
                                                                                  COMPANY
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER:
                                                                                  MASSACHUSETTS FINANCIAL SERVICES
                                                                                  COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO  SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: MORGAN
                                                                                  STANLEY INVESTMENT MANAGEMENT INC.
PIMCO INFLATION PROTECTED BOND PORTFOLIO SEEKS MAXIMUM REAL RETURN, CONSISTENT    METLIFE ADVISERS, LLC
                                         WITH PRESERVATION OF CAPITAL AND         SUB-INVESTMENT MANAGER: PACIFIC
                                         PRUDENT INVESTMENT MANAGEMENT.           INVESTMENT MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO             SEEKS MAXIMUM TOTAL RETURN, CONSISTENT   METLIFE ADVISERS, LLC
                                         WITH THE PRESERVATION OF CAPITAL AND     SUB-INVESTMENT MANAGER: PACIFIC
                                         PRUDENT INVESTMENT MANAGEMENT.           INVESTMENT MANAGEMENT COMPANY LLC
PIONEER STRATEGIC INCOME PORTFOLIO       SEEKS A HIGH LEVEL OF CURRENT INCOME.    METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: PIONEER
                                                                                  INVESTMENT MANAGEMENT, INC.
RCM TECHNOLOGY PORTFOLIO                 SEEKS CAPITAL APPRECIATION; NO           METLIFE ADVISERS, LLC
                                         CONSIDERATION IS GIVEN TO INCOME.        SUB-INVESTMENT MANAGER: RCM CAPITAL
                                                                                  MANAGEMENT LLC

                                                                                  INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                     SUB-INVESTMENT MANAGER
---------                                --------------------                     ----------------------
SSGA GROWTH AND INCOME ETF PORTFOLIO     SEEKS GROWTH OF CAPITAL AND INCOME.      METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                  MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                SEEKS GROWTH OF CAPITAL.                 METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                  MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: T. ROWE
                                                                                  PRICE ASSOCIATES, INC.
                                                    METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK      SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
PORTFOLIO                                                                         SUB-INVESTMENT MANAGER: BAILLIE
                                                                                  GIFFORD OVERSEAS LIMITED
BARCLAYS CAPITAL AGGREGATE BOND INDEX    SEEKS TO TRACK THE PERFORMANCE OF THE    METLIFE ADVISERS, LLC
PORTFOLIO                                BARCLAYS U.S. AGGREGATE BOND INDEX.      SUB-INVESTMENT MANAGER: METLIFE
                                                                                  INVESTMENT MANAGEMENT, LLC
BLACKROCK AGGRESSIVE GROWTH PORTFOLIO    SEEKS MAXIMUM CAPITAL APPRECIATION.      METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                  ADVISORS, LLC
BLACKROCK BOND INCOME PORTFOLIO          SEEKS A COMPETITIVE TOTAL RETURN         METLIFE ADVISERS, LLC
                                         PRIMARILY FROM INVESTING IN              SUB-INVESTMENT MANAGER: BLACKROCK
                                         FIXED-INCOME SECURITIES.                 ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                  ADVISORS, LLC
BLACKROCK LEGACY LARGE CAP GROWTH        SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
PORTFOLIO                                                                         SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                  ADVISORS, LLC
BLACKROCK MONEY MARKET PORTFOLIO         SEEKS A HIGH LEVEL OF CURRENT INCOME     METLIFE ADVISERS, LLC
                                         CONSISTENT WITH PRESERVATION OF CAPITAL. SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                  ADVISORS, LLC
DAVIS VENTURE VALUE PORTFOLIO            SEEKS GROWTH OF CAPITAL.                 METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: DAVIS
                                                                                  SELECTED ADVISERS, L.P.
JENNISON GROWTH PORTFOLIO                SEEKS LONG-TERM GROWTH OF CAPITAL.       METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: JENNISON
                                                                                  ASSOCIATES LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO   SEEKS LONG-TERM CAPITAL GROWTH FROM      METLIFE ADVISERS, LLC
                                         INVESTMENTS IN COMMON STOCKS OR OTHER    SUB-INVESTMENT MANAGER: LOOMIS,
                                         EQUITY SECURITIES.                       SAYLES & COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH.          METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: ARTISAN
                                                                                  PARTNERS LIMITED PARTNERSHIP
MET/DIMENSIONAL INTERNATIONAL SMALL      SEEKS LONG-TERM CAPITAL APPRECIATION.    METLIFE ADVISERS, LLC
COMPANY PORTFOLIO                                                                 SUB-INVESTMENT MANAGER: DIMENSIONAL
                                                                                  FUND ADVISORS LP
METLIFE CONSERVATIVE ALLOCATION          SEEKS A HIGH LEVEL OF CURRENT INCOME,    METLIFE ADVISERS, LLC
PORTFOLIO                                WITH GROWTH OF CAPITAL AS A SECONDARY
                                         OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE         SEEKS HIGH TOTAL RETURN IN THE FORM OF   METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                     INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX PORTFOLIO    SEEKS TO TRACK THE PERFORMANCE OF THE    METLIFE ADVISERS, LLC
                                         STANDARD & POOR'S MIDCAP 400(R)          SUB-INVESTMENT MANAGER: METLIFE
                                         COMPOSITE STOCK PRICE INDEX.             INVESTMENT MANAGEMENT, LLC

                                                                                  INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                     SUB-INVESTMENT MANAGER
---------                                --------------------                     ----------------------
METLIFE MODERATE ALLOCATION PORTFOLIO    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF  METLIFE ADVISERS, LLC
                                         CURRENT INCOME AND GROWTH OF CAPITAL,
                                         WITH A GREATER EMPHASIS ON GROWTH OF
                                         CAPITAL.
METLIFE MODERATE TO AGGRESSIVE           SEEKS GROWTH OF CAPITAL.                 METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO            SEEKS TO TRACK THE PERFORMANCE OF THE    METLIFE ADVISERS, LLC
                                         STANDARD & POOR'S 500(R) COMPOSITE       SUB-INVESTMENT MANAGER: METLIFE
                                         STOCK PRICE INDEX.                       INVESTMENT MANAGEMENT, LLC
MFS(R) TOTAL RETURN PORTFOLIO            SEEKS A FAVORABLE TOTAL RETURN THROUGH   METLIFE ADVISERS, LLC
                                         INVESTMENT IN A DIVERSIFIED PORTFOLIO.   SUB-INVESTMENT MANAGER:
                                                                                  MASSACHUSETTS FINANCIAL SERVICES
                                                                                  COMPANY
MFS(R) VALUE PORTFOLIO                   SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER:
                                                                                  MASSACHUSETTS FINANCIAL SERVICES
                                                                                  COMPANY
MSCI EAFE(R) INDEX PORTFOLIO             SEEKS TO TRACK THE PERFORMANCE OF THE    METLIFE ADVISERS, LLC
                                         MSCI EAFE(R) INDEX.                      SUB-INVESTMENT MANAGER: METLIFE
                                                                                  INVESTMENT MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO       SEEKS HIGH TOTAL RETURN, CONSISTING      METLIFE ADVISERS, LLC
                                         PRINCIPALLY OF CAPITAL APPRECIATION.     SUB-INVESTMENT MANAGER: NEUBERGER
                                                                                  BERMAN MANAGEMENT LLC
OPPENHEIMER GLOBAL EQUITY PORTFOLIO      SEEKS CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER:
                                                                                  OPPENHEIMERFUNDS, INC.
RUSSELL 2000(R) INDEX PORTFOLIO          SEEKS TO TRACK THE PERFORMANCE OF THE    METLIFE ADVISERS, LLC
                                         RUSSELL 2000(R) INDEX.                   SUB-INVESTMENT MANAGER: METLIFE
                                                                                  INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.          METLIFE ADVISERS, LLC
                                                                                  SUB-INVESTMENT MANAGER: T. ROWE
                                                                                  PRICE ASSOCIATES, INC.
VAN ECK GLOBAL NATURAL RESOURCES         SEEKS LONG-TERM CAPITAL APPRECIATION     METLIFE ADVISERS, LLC
PORTFOLIO#                               WITH INCOME AS A SECONDARY               SUB-INVESTMENT MANAGER: VAN ECK
                                         CONSIDERATION.                           ASSOCIATES CORPORATION
WESTERN ASSET MANAGEMENT U.S.            SEEKS TO MAXIMIZE TOTAL RETURN           METLIFE ADVISERS, LLC
GOVERNMENT PORTFOLIO                     CONSISTENT WITH PRESERVATION OF CAPITAL  SUB-INVESTMENT MANAGER: WESTERN
                                         AND MAINTENANCE OF LIQUIDITY.            ASSET MANAGEMENT COMPANY
                                                    AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL              SEEKS LONG-TERM GROWTH OF CAPITAL.       CAPITAL RESEARCH AND MANAGEMENT
CAPITALIZATION FUND                                                               COMPANY
AMERICAN FUNDS GROWTH-INCOME FUND        SEEKS LONG-TERM GROWTH OF CAPITAL AND    CAPITAL RESEARCH AND MANAGEMENT
                                         INCOME.                                  COMPANY


  # These Portfolios are only available to those who have elected the GMIB Plus
    IV, the GMIB Plus III, the EDB III or the EDB II.


  * If You elect a GMIB Max or GMIB Max and EDB Max or GWB, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max, EDB Max or GWB.


Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. The BlackRock Money Market Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB. The Met/Templeton International Bond Investment Division and the Van Eck Global Natural Resources Investment Division are only available to those who have elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II.

Your investment choices also may be limited because:

..   We have restricted the available Investment Divisions.

..   Some of the Investment Divisions are not approved in your state.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata share of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A Contract Owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.

The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A Contract Owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds

("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS


INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB MAX, THE EDB MAX AND THE GWB

If You elect the GMIB Max V or the EDB Max V, the GMIB Max IV or EDB Max IV, or if you elected the GMIB Max III or the EDB Max III, the GMIB Max II or the EDB Max II (all eight optional benefits are referred to collectively as the "GMIB Max and EDB Max optional benefits"), or if You elect the GWB v1 optional benefit, You may allocate your purchase payments and Account Value only among the following investment choices:


(a)AllianceBernstein Global Dynamic Allocation

(b)AQR Global Risk Balanced

(c)BlackRock Global Tactical Strategies

(d)Invesco Balanced-Risk Allocation

(e)JPMorgan Global Active Allocation

(f)MetLife Balanced Plus


(g)MetLife Multi-Index Targeted Risk

(h)Schroders Global Multi-Asset

In addition, You may allocate purchase payments and Account Value to Pyramis(R) Government Income Portfolio investment choice. You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to a money market portfolio. No other investment choices are available with the GMIB Max, the EDB Max and GWB optional benefits.

The investment choices listed above (other than the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max, the EDB Max and GWB optional benefits. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max, the EDB Max and GWB optional benefits are not selected may offer the potential for higher returns. Before You select a GMIB Max, an EDB Max or GWB optional benefit, You and your financial representative should carefully consider whether the investment choices available with the GMIB Max, the EDB Max and GWB optional benefits meet your investment objectives and risk tolerance.

You may also allocate purchase payments to the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are one or more of the investment choices listed above. If You elect the GMIB Max, the EDB Max or GWB optional benefits, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER AN OPTIONAL BENEFIT
TERMINATES. If You elected a GMIB Max optional benefit and it terminates, or if You elected both a GMIB Max optional benefit and the corresponding EDB Max optional benefit and both optional benefits terminate, or if You elected the GWB optional benefit and it terminates, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. However, if You elected both the GMIB Max optional benefit and the corresponding EDB Max optional benefit, and only the GMIB Max optional benefit has terminated, the investment allocation restrictions described above under "Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB" will continue to apply. (For information on the termination of the GMIB Max, the EDB Max and the GWB optional benefits, see the descriptions of the GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II and the GWB v1 in the "Living Benefits -- Guaranteed Income Benefits" and "Living Benefits -- Guaranteed Withdrawal Benefit" sections and for the descriptions of the EDB Max V, the EDB Max IV, the EDB Max III and EDB Max II, see the "Death Benefit" section.)

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GMIB MAX AND EDB MAX.   The
following subsections describe potential and current restrictions on subsequent purchase payments for GMIB Max and EDB Max optional benefits. As of the date of this Prospectus, only Contracts issued with the GMIB Max II or the GMIB Max II and EDB Max II during the time period specified in the "Current Restrictions on Subsequent Purchase Payments" section below are subject to restrictions on subsequent purchase payments.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose not to permit owners of existing Contracts with the GMIB Max V, the GMIB Max IV, the GMIB Max III or the GMIB Max II optional benefit to make subsequent purchase payments if: (a) that GMIB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that GMIB Max optional benefit offered to new customers (for example, if we change the optional benefit charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit owners of existing Contracts with the EDB Max V, the EDB Max IV, the EDB Max III or the EDB Max II optional benefit to make subsequent purchase payments if: (a) that EDB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that EDB Max optional benefit offered to new customers (see your Contract schedule for a list of the changes). We will notify owners of Contracts with the GMIB Max or the EDB Max optional benefit in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above.

For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in "When We Can Cancel Your Contract"; or (b) the optional benefit charge is greater than your Account Value.

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the New York Stock Exchange on December 2, 2011 and You elected the GMIB Max II optional benefit or the GMIB Max II and the EDB Max II optional benefits, we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on April 27, 2012. However, we will accept a subsequent purchase payment received after April 27, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on March 30, 2012.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GWB. While the GWB is in effect, You are limited to making purchase payments within the GWB Purchase Payment Period (see "Living Benefits -- GWB Rate Table"). However, we will permit You to make a subsequent purchase payment after the GWB Purchase Payment Period when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in "When We Can Cancel Your Contract"; or (b) the GWB optional benefit charge is greater than your Account Value. If the GWB optional benefit is cancelled (see "Living Benefits -- Operation of the GWB -- Cancellation and Guaranteed Principal Adjustment") or terminated (see "Living Benefits -- Operation of the GWB -- Termination of the GWB Optional Benefit"), the restriction on subsequent purchase payments no longer applies.

INVESTMENT ALLOCATION RESTRICTIONS--CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If You elect a GMIB Max, EDB Max or GWB optional benefit and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If you allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look period, we will give you back your purchase payments. If You do not allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract.


INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB PLUS IV, THE EDB III, THE GMIB PLUS III AND THE EDB II

If You elect the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the "Option (B) Investment Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See "Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies" in this section and the charts titled "Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs" and "Optional Automated Investment Strategies").

(A)You must allocate:

  . 100% of your purchase payments or Account Value among the AllianceBernstein Global Dynamic Allocation Investment Division, American Funds(R) Balanced Allocation Investment Division, American Funds(R) Moderate Allocation Investment Division, AQR Global Risk Balanced Investment Division, BlackRock Global Tactical Strategies Investment Division, Invesco Balanced-Risk Allocation Investment Division, JPMorgan Global Active Allocation Investment Division, MetLife Balanced Plus Investment Division, MetLife Balanced Strategy Investment Division, MetLife Defensive Strategy Investment Division, MetLife Moderate Strategy Investment Division, Schroders Global Multi-Asset Investment Division, SSgA Growth and Income ETF Investment Division, BlackRock Money Market Investment Division, and/or the Fixed Account (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Divisions; you may not allocate purchase payments to the Dollar Cost Averaging programs).

   OR

(B)You must allocate:

  . AT LEAST 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Money Market Investment Division (where available);

  . UP TO 70% of purchase payments or Account Value to Platform 2 investment choices;

  . UP TO 15% of purchase payments or Account Value to Platform 3 investment choices; and

  . UP TO 15% of purchase payments or Account Value to Platform 4 investment choices.

SUBSEQUENT PURCHASE PAYMENTS

Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.

EXAMPLE:
Your Account Value is $100,000 and You have allocated 70% to the American Funds(R) Growth Investment Division and 30% to the PIMCO Total Return Investment Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Investment Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Investment Division.

The investment choices in each platform are as follows:


PLATFORM 1
            AMERICAN FUNDS(R) BOND
            BARCLAYS CAPITAL AGGREGATE BOND INDEX
            BLACKROCK BOND INCOME
            MET/FRANKLIN LOW DURATION TOTAL RETURN
            PIMCO INFLATION PROTECTED BOND
            PIMCO TOTAL RETURN
            PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO
            WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
PLATFORM 2
            ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION  LORD ABBETT BOND DEBENTURE
            AMERICAN FUNDS(R) GROWTH                     MET/FRANKLIN INCOME
            AMERICAN FUNDS GROWTH-INCOME                 MET/FRANKLIN MUTUAL SHARES
            ARTIO INTERNATIONAL STOCK                    MET/TEMPLETON GROWTH
            AQR GLOBAL RISK BALANCED                     METLIFE BALANCED PLUS
            BLACKROCK GLOBAL TACTICAL STRATEGIES         METLIFE MULTI-INDEX TARGETED RISK
            BLACKROCK LARGE CAP CORE                     METLIFE STOCK INDEX
            BLACKROCK LARGE CAP VALUE                    MFS(R) RESEARCH INTERNATIONAL
            BLACKROCK LEGACY LARGE CAP GROWTH            MFS(R) TOTAL RETURN
            DAVIS VENTURE VALUE                          MFS(R) VALUE
            HARRIS OAKMARK INTERNATIONAL                 MSCI EAFE(R) INDEX
            INVESCO BALANCED-RISK ALLOCATION             OPPENHEIMER CAPITAL APPRECIATION
            JANUS FORTY                                  OPPENHEIMER GLOBAL EQUITY
            JENNISON GROWTH                              PIONEER STRATEGIC INCOME
            JPMORGAN GLOBAL ACTIVE ALLOCATION            SCHRODERS GLOBAL MULTI-ASSET
            LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
            LOOMIS SAYLES GLOBAL MARKETS

           PLATFORM 3
                       BLACKROCK AGGRESSIVE GROWTH
                       LAZARD MID CAP
                       MET/ARTISAN MID CAP VALUE
                       METLIFE MID CAP STOCK INDEX
                       MORGAN STANLEY MID CAP GROWTH
                       NEUBERGER BERMAN MID CAP VALUE
                       T. ROWE PRICE MID CAP GROWTH
           PLATFORM 4
                       AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                       CLARION GLOBAL REAL ESTATE
                       DREMAN SMALL CAP VALUE
                       LOOMIS SAYLES SMALL CAP CORE
                       INVESCO SMALL CAP GROWTH
                       MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY
                       MET/EATON VANCE FLOATING RATE
                       MET/TEMPLETON INTERNATIONAL BOND
                       MFS(R) EMERGING MARKETS EQUITY
                       NEUBERGER BERMAN GENESIS
                       RUSSELL 2000(R) INDEX
                       RCM TECHNOLOGY
                       T. ROWE PRICE SMALL CAP GROWTH
                       VAN ECK GLOBAL NATURAL RESOURCES


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus IV, EDB III, GMIB Plus III and EDB II. You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end. We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General--When We Can Cancel Your Contract" section of the Prospectus; or (b) the optional benefit charge is greater than your Account Value. In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. If your Contract was issued in one of the following states, this restriction does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah or Washington.


OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM, OPTIONAL DOLLAR COST AVERAGING PROGRAMS AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Account Value must be allocated to the same Investment Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices.

REBALANCING. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.

ADDITIONAL INFORMATION. The Investment Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager (other than our affiliate MetLife Advisers) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers which is formed as a "limited liability company". Our ownership interest in MetLife Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the "Table of Expenses" for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the investment management fees paid to the investment managers and sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Contracts". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Contracts".)

THE ANNUITY CONTRACT

   This Prospectus describes the following Contracts under which You can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)

OPTIONAL AUTOMATED INVESTMENT STRATEGIES, OPTIONAL DOLLAR COST AVERAGING AND OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAMS

  There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

  . The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.


  . The Equity Generator(R) and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max, the EDB Max or GWB optional benefits.

  . The Index Selector(R) is not available if You choose option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. The Index Selector is not available if You choose the GMIB Max, the EDB Max or GWB optional benefits.


  . Quarterly rebalancing is automatic if You choose option (B) of the Investment Allocation Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II.

  . You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

  . You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.

These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time.

DOLLAR COST AVERAGING AND ENHANCED DOLLAR COST AVERAGING PROGRAMS

If you make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Investment Divisions you selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in "Purchase Payments--Allocation of Purchase Payments".

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Investment Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE ALLOCATOR/SM/: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Investment Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Fixed Account Value is exhausted, this strategy is automatically discontinued.

ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Investment Divisions You choose, unless your destination Investment Division is restricted because You have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Investment Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging Program unless You have instructed Us otherwise. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                               Transferred from
                                                                                                  EDCA Fixed
                                                                                EDCA 6-Month  Account to Selected
                                                                                   Program        Investment
                                                                 Date  Amount   Interest Rate     Division(s)
                                                             -------- --------- ------------- -------------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial Purchase Payment                           5/1     $12,000*     1.00%           $2,000*
-----------------------------------------------------------------------------------------------------------------
B                                                              6/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
C                                                              7/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase Payment                                8/1    $18,000**     1.00%          $5,000**
-----------------------------------------------------------------------------------------------------------------
E                                                              9/1                                  $5,000
-----------------------------------------------------------------------------------------------------------------
F                                                              10/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
G                                                              11/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
H                                                              12/1                                $4,058.22
-----------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.

Upon notice of death, your participation in any dollar cost averaging program is terminated.

OPTIONAL AUTOMATED INVESTMENT STRATEGIES

The Rebalancer(R): You select a specific asset allocation for your entire Account Value from among the Investment Divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division) is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Investment Divisions are those in the Index Selector model You have selected.

If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to an Investment Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The chart below summarizes the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:

        Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs


---------------------------------------------------------------------------------------------------------------------------
You may choose one:           B Class           B Plus Class           C Class           L Class           R Class
-------------------           -------           ------------           -------           -------           -------
 Equity Generator              Yes                  Yes                  No               Yes               Yes
---------------------------------------------------------------------------------------------------------------------------
 Allocator                     Yes                  Yes                  No               Yes               Yes
---------------------------------------------------------------------------------------------------------------------------
Not available in Contracts issued in New York State and Washington State with a GMIB or an EDB. Not available with the
GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the
EDB Max II or the GWB v1.
---------------------------------------------------------------------------------------------------------------------------
 EDCA                          Yes                  No                   No               Yes               Yes
---------------------------------------------------------------------------------------------------------------------------
May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Investment Divisions with a GMIB, an EDB, the GWB and the Index Selector.
---------------------------------------------------------------------------------------------------------------------------

        Optional Automated Investment Strategies


-------------------------------------------------------------------------------------------------------------------------------
You may choose one:            B Class            B Plus Class            C Class           L Class           R Class
-------------------            -------            ------------            -------           -------           -------
Rebalancer                      Yes                   Yes                  Yes               Yes               Yes
-------------------------------------------------------------------------------------------------------------------------------
Automatic if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II
or the GMIB Plus III.
-------------------------------------------------------------------------------------------------------------------------------
Index Selector                  Yes                   Yes                  Yes               Yes               Yes
-------------------------------------------------------------------------------------------------------------------------------
Not available if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the
EDB II or the GMIB Plus III. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the
GMIB Plus IV, the EDB II or the GMIB Plus III. Not available with the GMIB Max V, the GMIB Max IV, the GMIB Max III, the
GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II or the GWB v1.
-------------------------------------------------------------------------------------------------------------------------------


We will terminate all transactions under any automatic investment strategy upon notification of your death.

PURCHASE PAYMENTS

   The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, You may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract.

The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract and $2,000 for the Traditional IRA and Roth IRA Contracts. The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500; the minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA Contracts is $100. If You choose to purchase a B Plus Class Contract, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirements because of loss in market value.

If You are purchasing the Contract as the Beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.


Unless a restriction is in place as described in "Limits on Purchase Payments", You may make subsequent purchase payments. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through debit authorization. The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law. We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.


We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest owner or Joint Contract Owner (or the Annuitant if the owner is a non-natural person) reaches age 91. We reserve the right to reject any purchase payment.

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

----------------------------------------------------------------------------------------------

                                B Class       B Plus Class  C Class  L Class      R Class
                            ----------------  ------------  -------- -------- ----------------
Initial Purchase Payment        $5,000          $10,000     $25,000  $25,000      $5,000
                               ($2,000:                                          ($2,000:
                            Traditional IRA                                   Traditional IRA
                             and Roth IRA)                                     and Roth IRA)
----------------------------------------------------------------------------------------------
SubsequentPurchase Payment       $500            $500        $500     $500         $500
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------
DebitAuthorizations
----------------------------------------------------------------------------------------------
 Initial                         $500           $10,000     $25,000  $25,000       $500
                                ($100:                                            ($100:
                            Traditional IRA                                   Traditional IRA
                               and Roth                                          and Roth
                                 IRA)                                              IRA)
----------------------------------------------------------------------------------------------
 Subsequent                      $100            $100        $100     $100         $100
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Investment Divisions. If you make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging program or the Enhanced Dollar Cost Averaging program unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Divisions you selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. (See "The Annuity Contract -- Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.") You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Your Investment
Choices --Investment Allocation Restrictions for Certain Optional Benefits", "Optional Death Benefits" and "Guaranteed Income Benefits" for allocation restrictions if You elect certain optional benefits.

DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments also may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value and Enhanced
    Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000); and


..   Our right to limit subsequent purchase payments for the GMIB Max and the
    EDB Max optional benefits if we no longer make these benefits available to new customers or make changes to the terms of these benefits. (For more information, see "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits -- Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB" and "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits -- Investment Allocation Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II" above.)

..   Our right to limit subsequent purchase payments if You elect the GWB optional benefit. (For more information, see "Your Investment Choices -- Investment Allocations for Certain Optional Benefits -- Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB -- Potential Restrictions on Subsequent Purchase Payments -- GWB" above.)


OWNING MULTIPLE CONTRACTS

You may be considering purchasing this Contract when you already own a variable annuity contract. You should carefully consider whether purchasing an additional contract in this situation is appropriate for You by comparing the features of the contract You currently own, including the death benefits, living benefits, and other guarantees provided by the contract, to the features of this Contract. You should also compare the fees and charges of your current contract to the fees and charges of this Contract, which may be higher than your current contract. You may also wish to discuss purchasing a contract in these circumstances with your registered representative.

THE VALUE OF YOUR INVESTMENT


   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB, a GMIB or a GWB), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ----
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an Investment Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Account) from which You want the money to be transferred;

..   The Investment Divisions (or Fixed Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value is equal to or exceeds our maximum for Fixed Account allocations (I.E., $1,000,000).


Please see "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits" for transfer restrictions in effect if You have the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III, the EDB II, the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV, the GMIB Plus III or the GWB v1.


Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures. They apply to both the "pay-in" and "pay-out" phase of your Contract.

Frequent requests from Contract Owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and beneficiaries). We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (I.E., American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Dreman Small Cap Value, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Research International, Met/Eaton Vance Floating Rate, Met/Dimensional International Small Company, Met/Templeton Growth, Met/Templeton International Bond, MSCI EAFE(R) Index, Neuberger Berman Genesis, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Oppenheimer Global Equity, Pioneer Strategic Income and Van Eck Global Natural Resources -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/ reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the market timing policies established by the Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Contract Owner). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

   You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The Investment Divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Investment Divisions in which You then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.

MINIMUM DISTRIBUTIONS

In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.

CHARGES


  There are two types of charges You pay while You have money in an Investment Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.

SEPARATE ACCOUNT CHARGE

Each class of the Contract has a different annual Separate Account charge that is expressed as a percentage of the average account value. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.

                          SEPARATE ACCOUNT CHARGES/1/

                                                        B CLASS B PLUS CLASS/2/ C CLASS L CLASS R CLASS
                                                        ------- --------------  ------- ------- -------
Separate Account charge with Standard Death Benefit/3/.  1.25%       1.80%       1.65%   1.50%   1.15%
 Optional Annual Step-Up Death Benefit.................  0.20%       0.20%       0.20%   0.20%   0.20%
 Optional Earnings Preservation Benefit/4/.............   .25%        .25%        .25%    .25%    .25%

  /1/ We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

  /2/ The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.

  /3/  The Separate Account charge includes the Standard Death Benefit.

  /4/ The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C and have a 0.55% 12b-1 Plan fee and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E and has a 0.15% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the "Table of Expenses".

ANNUAL CONTRACT FEE


  There is a $30 Annual Contract Fee. This fee is waived if your Account
Value is at least $50,000. It is deducted on a pro rata basis from the Investment Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

TRANSFER FEE

We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.

OPTIONAL ENHANCED DEATH BENEFITS


The EDB Max V may only be elected if You have elected the GMIB Max V. The EDB Max IV may only be elected if You have elected the GMIB Max IV. The EDB Max III may only be elected if You have elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III.

The EDB Max V is available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-72 of the Death Benefit Base (as defined later in this Prospectus); the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II are each available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-75 of the Death Benefit Base, each deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The EDB Max V is currently available in all states except [.]. The EDB Max IV is currently available for purchase only in [.]. The EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.


If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS


The GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV and the GMIB Plus III are each available for an additional charge of 1.00% based on the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The GMIB Max V is currently available for purchase in all states except [.]. The GMIB Max IV is currently available for purchase only in [.]. The GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III are not available for purchase.


If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GMIB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), the Guaranteed Principal Option is exercised or it is the 30th day following the Contract Anniversary prior to your 91st birthday, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

OPTIONAL GUARANTEED WITHDRAWAL BENEFITS

The GWB is available for an additional charge of 0.90% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.

If You elect an Automatic Annual Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the GWB maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up. The GWB v1 is currently available for purchase in all states except [.].

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GWB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect. The GWB charge is not assessed while your Remaining Guaranteed Withdrawal Amount equals zero.


PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

   A Withdrawal Charge may apply if You withdraw purchase payments that were credited to your Contract. There are no Withdrawal Charges for the C Class
Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). Withdrawal charges may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the Withdrawal Charge for the

Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Investment Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Investment Divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.

The Withdrawal Charge on purchase payments withdrawn for each class is as follows:


NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
                    1.....................................    6%        8%                 6%      8%
                    2.....................................    6%        7%                 5%      7%
                    3.....................................    5%        6%                 0%      6%
                    4.....................................    4%        5%                 0%      5%
                    5.....................................    3%        4%                 0%      4%
                    6.....................................    2%        3%                 0%      3%
                    7.....................................    0%        2%                 0%      2%
                    8.....................................    0%        1%                 0%      1%
                    9 and thereafter......................    0%        0%                 0%      0%

The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.

WHEN NO WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

..   If You have a C Class Contract.

..   On transfers You make within your Contract among the Investment Divisions and transfers to or from the Fixed Account.
..   On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.

..   If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the owner of the
    Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

..   If You withdraw only your earnings from the Investment Divisions.

..   During the first Contract Year, if You are in the Systematic Withdrawal
    Program, and You withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.

..   If You accept an amendment converting your Traditional IRA Contract to a
    Roth IRA Contract.

..   If You properly "recharacterize" as permitted under Federal tax law your
    Traditional IRA Contract or a Roth IRA Contract using the same Contract.

..   This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:


  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts. This Contract feature is also not available for Contracts issued in South Dakota based on applications and necessary information received in Good Order at your Administrative Office after the close of the New York Stock Exchange on December 31, 2012; or


  . Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.

..   If You have transferred money which is not subject to a Withdrawal Charge
    (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

GENERAL. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

FREE LOOK

   You may cancel your Contract within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Value as of the date your refund request is received at your Administrative Office in Good Order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide You under your Contract is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see "Income Taxes" for a discussion concerning IRAs.


The standard death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max V, the EDB Max IV, the EDB Max III the EDB Max II, the EDB III, the EDB II and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III or EDB II). The EDB Max V is currently available in all states except [.]. The EDB Max IV is currently only available in [.]. The EDB Max III, the EDB Max II, the EDB III and the EDB II are not available for purchase. The EDB Max V may only be elected if You have elected the GMIB Max V. The EDB Max IV may only be elected if You have elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III.

The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.


The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available. If You purchased the Contract as a deceased person's Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See "Income Taxes" for more information.

If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.

SPOUSAL CONTINUATION. If the Beneficiary is your spouse, the Beneficiary may be substituted as the owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in an Investment Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.


If the spouse continues the Contract, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes both a GMIB and an EDB optional benefit, the Annual Increase Amount for both the GMIB and the EDB optional benefits is also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract.


Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.

"STRETCH IRA" CONTRACTS. We permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some optional benefits available under the Contract, but certain Contract provisions or programs may not be available.

If your Beneficiary holds the Traditional IRA Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has the optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law as to the method of distribution of any death benefit.

"STRETCH NON-QUALIFIED" CONTRACTS. If available in your state, we permit your Beneficiary to hold the Non-Qualified Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain Contract provisions or programs may not be available.

If your Beneficiary holds the Non-Qualified Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has an optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

TOTAL CONTROL ACCOUNT. The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

EDB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase an EDB.

STANDARD DEATH BENEFIT

The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Value; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest

Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.

                                   EXAMPLE:

------------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ ------------------------
A   Initial Purchase Payment                             10/1/2012                   $100,000
------------------------------------------------------------------------------------------------------
B   Account Value                                        10/1/2013                   $104,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------
C   Death Benefit                                     As of 10/1/2013                $104,000
                                                                              (= greater of A and B)
------------------------------------------------------------------------------------------------------
D   Account Value                                        10/1/2014                    $90,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------
E   Death Benefit                                        10/1/2014                   $100,000
                                                                              (= greater of A and D)
------------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2014                    $9,000
------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2014                      10%
                                                                                      (= F/D)
------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2014                    $81,000
                                                                                      (= D-F)
------------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal          As of 10/2/2014                 $90,000
                                                                                   (= A-(A X G))
------------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2014                    $90,000
                                                                              (= greater of H and I)
------------------------------------------------------------------------------------------------------
K   Account Value                                        10/1/2017                   $125,000
------------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)         As of 10/1/2017                $125,000
                                                    (Fifth Anniversary)       (= greater of I and K)
------------------------------------------------------------------------------------------------------
M   Account Value                                        10/2/2017                   $110,000
------------------------------------------------------------------------------------------------------
N   Death Benefit                                     As of 10/2/2017                $125,000
                                                                              (= greatest of I, L, M)
------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

Account Values on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

OPTIONAL DEATH BENEFITS

ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or
(2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Value; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

  .   On each Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.

You may not purchase this benefit if You are 78 years of age or older.

The Annual Step-Up Death Benefit is available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

-------------------------------------------------------------------------------------------------------------
                                                                   Date                       Amount
                                                       ------------------------------ -----------------------
A   Initial Purchase Payment                                     10/1/2012                   $100,000
-------------------------------------------------------------------------------------------------------------
B   Account Value                                                10/1/2013                   $104,000
                                                       (First Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                 As of 10/1/2013                $104,000
                                                                                      (= greater of A and B)
-------------------------------------------------------------------------------------------------------------
D   Account Value                                                10/1/2014                   $90,000
                                                       (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)            10/1/2014                   $104,000
                                                                                      (= greater of B and D)
-------------------------------------------------------------------------------------------------------------
F   Withdrawal                                                   10/2/2014                    $9,000
-------------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                        10/2/2014                     10%
                                                                                             (= F/D)
-------------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                               10/2/2014                   $81,000
                                                                                             (= D-F)
-------------------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal          As of 10/2/2014                $93,600
                                                                                          (= E-(E X G))
-------------------------------------------------------------------------------------------------------------
J   Death Benefit                                                10/2/2014                   $93,600
                                                                                      (= greater of H and I)
-------------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

The Account Values on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

ENHANCED DEATH BENEFITS


In states where approved, You may select the Enhanced Death Benefit ("EDB") (subject to investment allocation restrictions) if You are age 72 or younger (for EDB Max V) or age 75 or younger (for all other versions of the EDB) at the effective date of your Contract. If You select the EDB, You may not select the Earnings Preservation Benefit. The EDB optional benefit is referred to in your Contract and rider as the "Guaranteed Minimum Death Benefit" or "GMDB".

EDB VERSIONS MUST BE ELECTED WITH CORRESPONDING GMIB OPTIONAL BENEFITS. Each version of the EDB optional benefit may only be elected if You have elected the corresponding GMIB optional benefit:

..  EDB Max V may only be elected with GMIB Max V;
..  EDB Max IV may only be elected with GMIB Max IV;
.. EDB Max III could only have been elected with GMIB Max III; .. EDB Max II could only have been elected with GMIB Max II; .. EDB III could only have been elected with GMIB Plus IV; and .. EDB II could only have been elected with GMIB Plus III.

You should understand that by electing both a GMIB optional benefit and an EDB optional benefit, You will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GMIB optional benefit or other available death benefit optional benefits individually. Please note that other standard or optional death benefits are available under the Contract that are not required to be purchased in combination with a GMIB optional benefit. You should also understand that once GMIB income payments begin under a GMIB optional benefit, the EDB optional benefit will be terminated.

SUMMARY OF THE EDB

The following section provides a summary of how the EDB works. A more detailed explanation of the operation of the EDB is provided in the section below called "Operation of the EDB."

Under the EDB, we calculate a "Death Benefit Base" that, if greater than the Account Value at the time the death benefit is calculated determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.

DIFFERENT VERSIONS OF THE EDB. From time to time, we introduce new versions of the EDB. Each version of the EDB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the "EDB Rate Table" immediately following the "Operation of the EDB" section below. The principal differences between the different versions of the EDB described in this Prospectus are the items listed in the EDB Rate Table and the investment portfolios to which you are permitted to allocate Account Value while the EDB optional benefit is in effect (see "Operation of the EDB - Investment Allocation Restrictions").

OPERATION OF THE EDB

The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the "Annual Increase Rate" and "Dollar-for-Dollar Withdrawal Percentage" sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.

If You select an EDB optional benefit, the amount of the death benefit will be the greater of:

(1)the Account Value; or

(2)the Death Benefit Base.

DEATH BENEFIT BASE.  The Death Benefit Base is the greater of (a) or (b) below.

   (a)Highest Anniversary Value: On the date we issue your Contract, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

   (b)Annual Increase Amount : On the date we issue your Contract the "Annual Increase Amount" is equal to your initial purchase payment . All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

      (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

     (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Contract Owner's 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described below.

ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit base under the EDB optional benefit that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is the greater of:

   (a)the EDB Annual Increase Rate; or

   (b)the Required Minimum Distribution Rate (as defined below).

   Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.

REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if you enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With EDB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.

After the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.

DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:

   (a)the EDB Dollar-for-Dollar Withdrawal Rate; or

   (b)the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").

Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.

After the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.

For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT

YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)proportional reduction: (1) if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above); or (2) if the withdrawals occur on or after the Contract Anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

   (b)dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage;
      (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF THE DEATH BENEFIT UNDER THE EDB OPTIONAL BENEFIT. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.

Example:

  . Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned an EDB optional benefit with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.

  . Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or older Joint Contract Owner, or the Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB optional benefit and an EDB optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at Your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

Each Optional Step-Up:

   (1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election:

   (2)may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the investment allocation restrictions for your version of the EDB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the EDB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits."

TERMINATING THE EDB OPTIONAL BENEFIT. Except as otherwise provided in the EDB optional benefit, the optional benefit will terminate upon the earliest of:

   (a)The date You make a total withdrawal of your Account Value (a pro rata portion of the optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the optional benefit charge from your Account Value;

   (c)The date You elect to receive income payments under the Contract (a pro rata portion of the optional benefit charge will be assessed);

   (d)A change of the Contract Owner or joint Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

   (e)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit under the spousal continuation option); or

   (g)Termination of the Contract to which the optional benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH EDB

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the EDB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of death benefit provided by the EDB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

THE EDB OPTIONAL BENEFIT AND ANNUITIZATION. If You elect to extend your maturity date to the maximum age permitted, when the Contract Owner attains the maximum age permitted, your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You can make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with an EDB optional benefit, if You annuitize at the maximum age permitted, You must elect one of the following income payment types:

(1)Annuitize the Account Value under the Contract's annuity provisions; or

(2)Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed income payment type rates for the Contract at the time of purchase or the current income payment type rates applicable to the class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum of the death benefit determined at annuitization, less income payments already paid to the Contract Owner.

Since the default maturity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your maturity date to the maximum age of the Contract Owner instead of the Annuitant (if permitted by your Contract and subject to restrictions in your state).

At the time of annuitization, You will need to select an income payment type from any of the income payment types available under your Contract (see "Pay-Out Options (or Income Options) -- Income Payment Types"). The default income payment type is Lifetime Income Annuity with a 10-Year Guarantee Period, unless the payment under item (2) above is greater.

EDB RATE TABLE

USING THE EDB RATE TABLE. The EDB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state currently. When a new version of the EDB is introduced it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.

If You have already purchased a Contract, to determine which version of the EDB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable EDB optional benefit, please call your Administrative office at [.]. If You are purchasing a Contract, to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.

If we introduce a new version of the optional benefit, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.

The EDB Rate Table lists the following for each version of the EDB:

..  the EDB Annual Increase Rate, which is the minimum rate at which the Annual
   Increase Amount is increased at each Contract Anniversary (see " Operation of the EDB -- Income Base");

.. the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB -- see "Operation of the EDB -- Withdrawal Adjustments.") For IRAs and other qualified Contracts, also see "Operation of the EDB -- Required Minimum Distribution Rate."

EDB RATE TABLE



                             EDB
                           ANNUAL                      EDB
                           INCREASE        DOLLAR-FOR-DOLLAR WITHDRAWAL
   EDB OPTIONAL BENEFIT     RATE                      RATE
 -----------------------------------------------------------------------------
       EDB Max V/1/         4.0%                       4.0%
 -----------------------------------------------------------------------------
      EDB Max IV/1/         5.0%      4.5% if first withdrawal prior to 5th
                                     Contract Anniversary/2/ or 5.0% if first
                                       withdrawal on or after 5th Contract
                                                  Anniversary/2/
 -----------------------------------------------------------------------------
       EDB Max III          5.0%                       5.0%
 -----------------------------------------------------------------------------
        EDB Max II          5.5%                       5.5%
 -----------------------------------------------------------------------------
         EDB III            4.5%                       4.5%
 -----------------------------------------------------------------------------
          EDB II            5.0%                       5.0%

-----------

(1)The EDB Max V optional benefit is currently available for purchase in all states except [.]. The EDB Max IV optional benefit is available for purchase only in [.].
(2)For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the EDB Max IV (see "Operation of the EDB -- Withdrawal Adjustments").

EDB VERSION AVAILABILITY BY STATE



                      ALL STATES
   OPTIONAL            EXCEPT
BENEFIT VERSION       NV AND NJ                 NEVADA                NEW JERSEY
---------------------------------------------------------------------------------------
   EDB Max V    [.]/[.]/[.] - current   [.]/[.]/[.] - current   [.]/[.]/[.] - current
---------------------------------------------------------------------------------------
  EDB Max IV    08/20/12 - [.]/[.]/[.]  11/12/12 - [.]/[.]/[.]  11/19/12 - [.]/[.]/[.]
---------------------------------------------------------------------------------------
  EDB Max III    01/03/12 - 08/17/12     02/27/12 - 11/09/12     01/03/12 - 11/16/12
---------------------------------------------------------------------------------------
  EDB Max II     10/10/11 - 12/30/11             N/A             10/10/11 - 12/30/11
---------------------------------------------------------------------------------------
    EDB III      10/10/11 - 02/24/12             N/A             10/10/11 - 02/24/12
---------------------------------------------------------------------------------------
    EDB II               N/A             10/10/11 - 02/24/12             N/A




EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You select the Earnings Preservation Benefit, You may not select an EDB.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-77                                  25%

          Ages 78 and above                            0%

You may not purchase this benefit if You are 78 years of age or older.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.

If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

--------------------------------------------------------------------
                                       Date           Amount
                                     ---------- --------------------
A   Purchase Payments Not Withdrawn  10/1/2012       $100,000
--------------------------------------------------------------------
B   Death Benefit                    10/1/2013       $105,000
--------------------------------------------------------------------
C   Additional Death Benefit         10/1/2013        $2,000
                                                 (= 40% X (B - A))
--------------------------------------------------------------------
D   Account Value                    10/1/2014        $90,000
--------------------------------------------------------------------
E   Withdrawal                       10/2/2014        $9,000
--------------------------------------------------------------------
F   Account Value after Withdrawal   10/2/2014        $81,000
                                                     (= D - E)
--------------------------------------------------------------------
G   Purchase Payments Not Withdrawn  10/2/2014        $91,000
--------------------------------------------------------------------
                                                     (= A - E,
                                                 because there is
                                                    no gain at
                                                time of withdrawal)
--------------------------------------------------------------------
H   Death Benefit                    10/2/2014        $99,238
--------------------------------------------------------------------
I   Additional Death Benefit                          $3,295
                                                 (= 40% X (H - G))
--------------------------------------------------------------------

Notes to Example:

Purchaser is age 60 at issue.

Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.

All amounts are rounded to the nearest dollar.

LIVING BENEFITS


OVERVIEW OF LIVING BENEFIT OPTIONAL BENEFITS

We offer optional living benefits that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these optional benefits may be elected, and the optional benefits must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit. We currently offer two types of living benefits -- guaranteed income benefits and a guaranteed withdrawal benefit:

GUARANTEED INCOME BENEFITS

  .  GMIB Max (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II)

  .  Guaranteed Minimum Income Benefit Plus (GMIB Plus IV and GMIB Plus III)

Our guaranteed income benefit optional benefits are designed to allow You to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect the pay-out phase. The fixed income payment amount is guaranteed regardless of investment performance or the actual Account Value at the time You annuitize. Prior to exercising the optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the optional benefit and still maintain the benefit amount.

Guaranteed Withdrawal Benefit

..  Guaranteed Withdrawal Benefit ("GWB v1")

The Guaranteed Withdrawal Benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

If You want to invest your Account Value in the investment portfolio(s) during the pay-in phase, but You also want to assure a specified guaranteed level of minimum fixed income payments during the pay-out phase, we offer an optional benefit for an additional charge, called the Guaranteed Minimum Income Benefit ("GMIB"). The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).

As described in more detail in "Pay-Out Options (or Income Options)," You can choose to apply your Account Value to fixed income payments, variable income payment types, or a combination of both. The dollar amount of your income payments will vary to a significant degree based on the market performance of the investment portfolio(s) to which You had allocated Account Value during the pay-in phase (and based on market performance during the pay-out phase, in the case of variable income payments.

With the GMIB, the minimum amount of each fixed income payment You receive during the pay-out phase is guaranteed regardless of the investment performance of the investment portfolios during the pay-in phase or your actual Account

Value at the time You elect the pay-out phase. Prior to exercising the optional benefit, You may make specified withdrawals that reduce your Income Base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercise the optional benefit.

In states where approved, You may purchase the GMIB if You are age 78 or younger on the effective date of your Contract. You may not have this benefit and another living benefit (Guaranteed Withdrawal Benefit) in effect at the same time. Once elected, the GMIB may not be terminated except as stated below.

SUMMARY OF THE GMIB

The following section provides a summary of how the GMIB works. A more detailed explanation of the operation of the GMIB is provided in the section below called "Operation of the GMIB."

Under the GMIB, we calculate an "Income Base" that determines, in part, the minimum amount You receive as fixed income payments under the GMIB if You elect the pay-out phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see "Operation of the GMIB -- Income Base"). We then will apply the Income Base calculated at the time the GMIB optional benefit is exercised to the conservative GMIB Annuity Table specified in your GMIB optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments. (However, your actual payment may be higher than this minimum if, as discussed below, income payments during the pay-out phase of the Contract based on the Account Value would produce a higher payment).

IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NOT LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE CONTRACT OWNER'S 91ST BIRTHDAY. IF AT THE TIME YOU ELECT THE PAY-OUT PHASE, APPLYING YOUR ACTUAL ACCOUNT VALUE TO THEN CURRENT ANNUITY PURCHASE RATES (INDEPENDENT OF THE GMIB OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER INCOME PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED.

DIFFERENT VERSIONS OF THE GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the "GMIB Rate Table" immediately following the "Operation of the GMIB" section below. The principal differences between the different versions of the GMIB described in this Prospectus are the items listed in the GMIB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the GMIB optional benefit is in effect (see "Operation of the GMIB -- Investment Allocation Restrictions").

OPERATION OF THE GMIB

The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the "Annual Increase Rate," "Dollar-for-Dollar Withdrawal Percentage," and "Enhanced Payout Rate" sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to your version of the GMIB.

INCOME BASE.  The Income Base is the greater of (a) or (b) below.

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

   (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

(FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY.)  ANNUAL INCREASE AMOUNT
LIMIT. THE ANNUAL INCREASE AMOUNT IS LIMITED TO THE ANNUAL INCREASE AMOUNT LIMIT (see "GMIB Rate Table" below) MULTIPLIED BY THE GREATER OF: (A) YOUR PURCHASE PAYMENTS OR (B) THE ANNUAL INCREASE AMOUNT AS INCREASED BY THE MOST RECENT OPTIONAL STEP-UP (see "Optional Step-Up" below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to the Annual Increase Amount Limit multiplied by the new, higher Annual Increase Amount, if it is greater than the Annual Increase Amount Limit multiplied by total purchase payments.

ANNUAL INCREASE RATE. As noted above, we calculate an Income Base under the GMIB optional benefit that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the Income Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, Annual Increase Rate is the greater of:

(a) the GMIB Annual Increase Rate; or

(b) the Required Minimum Distribution Rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:

(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year,

(2a)if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

(2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of income payments under the GMIB.

During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.

DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:

(a) the GMIB Dollar-for-Dollar Withdrawal Rate; or

(b) the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.

For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

(a) proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

(b) dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year.

These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF INCOME PAYMENTS UNDER THE GMIB RIDER. Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.

Example:

  . Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.

  . Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.

In determining the GMIB income payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office

(or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinued Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

Each Optional Step-Up:

(1) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2) resets the waiting period to exercise the optional benefit to the tenth Contract Anniversary following the date the Optional Step-Up took effect;

(3) For Contracts issued in New York State only, resets the maximum Annual Increase Amount to an Annual Increase Amount Limit multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and

(4) may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require you to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are joint Contract Owners, the age of the oldest Contract Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.

By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

(b) the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the optional benefit for this feature.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB OPTIONAL BENEFIT WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB OPTIONAL BENEFIT CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue. If You only elected a GMIB optional benefit, the investment allocation restrictions described in "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits" will no longer apply, and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available Investment Divisions. (However, if You elected a GMIB Max optional benefit, You will not by permitted to allocate subsequent purchase payments or transfer Account Value to the Fixed Account.) If You elected both a GMIB optional benefit and an EDB optional benefit, the investment allocation restrictions applicable to the EDB optional benefit will continue to apply.

EXERCISING THE GMIB. If You exercise the GMIB optional benefit, You must elect to receive income payments under one of the following income types:

(1) Lifetime Income Annuity with a 5-Year Guarantee Period.

(2) Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years. (See "Pay-Out Options (or Income Options).") FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY, THIS INCOME PAYMENT TYPE IS ONLY AVAILABLE IF THE YOUNGEST ANNUITANT'S ATTAINED AGE IS 35 OR OLDER.

These options are described in the Contract and the GMIB optional benefit.

THE GMIB ANNUITY TABLE. When the Contract is annuitized, income payments under the GMIB optional benefit will be determined by applying the income base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the optional benefit and the GMIB Rate Table.

As with other payout types, the amount You receive as an income payment also depends on the income payment type You select, your age and your sex. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF INCOME PAYMENTS THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB optional benefit, your income payments will be the greater of:

.. the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

.. the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-Out Options (or Income Options).")

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income payment types available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF INCOME PAYMENTS THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAYOUT RATES. The GMIB payout rates are enhanced under the following circumstances.

If You select the GMIB and if:

..   For Contracts issued in New York State only, your Contract was issued on or after the Minimum Enhanced Payout Issue Age;

..   You take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;

..   your Account Value is fully withdrawn or decreases to zero at or after You reach the Minimum Enhanced Payout Withdrawal Age and there is an income base remaining; and

..   the income type you select is the Lifetime Income Annuity with a 5-Year
    Guarantee Period;

then the annual income payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the income base (calculated on the date the payments are determined).

If a Contract Owner dies and the Contract Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB optional benefit. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse's eligibility for the Enhanced Payout Rates described above is based on the Contract Owner's age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Contract Owner's spouse continued the Contract and the GMIB optional benefit, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Minimum Enhanced Payout Withdrawal Age at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the Enhanced Payout Rates is based on the spouse's age when the spouse begins to take withdrawals.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits."

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the GMIB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits."

OWNERSHIP. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB Annuity Payments. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the Prospectus, "You" always means the Contract Owner, older joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.

GMIB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase a GMIB optional benefit.

TERMINATING THE GMIB OPTIONAL BENEFIT.  Except as otherwise provided in the
GMIB optional benefit, the optional benefit will terminate upon the earliest of:

(a) The 30th day following the Contract Anniversary prior to your 91st birthday;

(b) The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the optional benefit charge will be assessed);

(c) The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB (a pro rata portion of the optional benefit charge will be assessed);

(d) Death of the Contract Owner or joint Contract Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

(e) A change for any reason of the Contract Owner or joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(f) The effective date of the Guaranteed Principal Option; or

(g) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GMIB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

When the GMIB optional benefit terminates, the corresponding GMIB optional benefit charge terminates and the GMIB investment allocation restrictions will no longer apply (except for the restrictions applicable to the GMIB Max optional benefits described under "Your Investment Choices -- Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB -- Restrictions on Investment Allocations after the Optional Benefit Terminates").

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB.

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GMIB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the income base on a proportionate basis.

(Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

GMIB RATE TABLE

USING THE GMIB RATE TABLE. The GMIB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state, currently. When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.

If You have already purchased a Contract, to determine which version of the GMIB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable GMIB optional benefit please call your Administrative Office at [.]. If You are purchasing a Contract to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.

If we introduce a new version of the optional benefit we generally will do so by updating the GMIB Rate Table. Changes to the GMIB Rate Table after the date of this Prospectus reflecting a new version of the optional benefit will be made in a supplement to the Prospectus.

The GMIB Rate Table lists the following for each version of the GMIB:

..  the GMIB Annual Increase Rate, which is the minimum rate at which the Annual
   Increase Amount is increased at each Contract Anniversary (see "Operation of the GMIB -- Income Base");

.. the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase

   Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB -- see "Operation of the GMIB -- Withdrawal Adjustments.") For IRAs and other qualified Contracts, also see "Operation of the GMIB -- Required Minimum Distribution Rate.";

..  For Contracts issued in New York State only, the Annual Increase Amount
   Limit -- the Annual Increase Amount (see "Annual Increase Amount" above for a definition) is limited to the Annual Increase Amount Limit multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see "Operation of the GMIB -- Optional Step-Up");

.. the Enhanced Payout Rates, which may be available upon exercise of the GMIB, for Contracts issued in New York State only, depending on your age at the time your Contract was issued (the "Minimum Enhanced Payout Issue Age") and your age at the time You took your first withdrawal (the "Minimum Enhanced Payout Withdrawal Age") (see "Operation of the GMIB -- Enhanced Payout Rates"); and

.. the GMIB Annuity Table Basis is specified in your optional benefit and is used to determine the amount of GMIB income payments depending on your age, your sex, and the income type You select. Please note the annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so that amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.

FOR CONTRACTS ISSUED IN ALL STATES OTHER THAN NEW YORK STATE.



  GMIB RATE TABLE
----------------------------------------------------------------------------------------------------
                                                   Enhanced Payout Rates
     GMIB           GMIB            GMIB           ----------------------       GMIB Annuity
Optional Benefit   Annual       Dollar-for-         Minimum    Enhanced         Table Basis
                  Increase         Dollar           Enhanced    Payout
                    Rate         Withdrawal          Payout      Rate
                                    Rate           Withdrawal
                                                      Age
-                 -        -                       ----------------------

GMIB Max V/1/       4.0%            4.0%               60        4.0%      Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                                         Scale AA, 10-year age set
                                                                         back with interest of 0.5%
                                                                                 per annum
----------------------------------------------------------------------------------------------------

                                                       62        4.5%
GMIB Max IV/1/      5.0%       4.5% if first                               Annuity 2000 Mortality
                            withdrawal prior to                              Table, 10 years of
                                5th Contract                               mortality improvement
                           Anniversary/2/ or 5.0%                           based on projection
                           if first withdrawal on  ----------------------Scale AA, 10-year age set
                           or after 5th Contract                         back with interest of 0.5%
                               Anniversary/2/          67        5.0%            per annum
-                 -        -                       ----------------------

GMIB Max III        5.0%            5.0%               62        5.0%      Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                                         Scale AA, 10-year age set
                                                                         back with interest of 1.0%
                                                                                 per annum
----------------------------------------------------------------------------------------------------

  GMIB RATE TABLE (CONTINUED)
-----------------------------------------------------------------------------------------
                                        Enhanced Payout Rates
     GMIB           GMIB      GMIB      ----------------------       GMIB Annuity
Optional Benefit   Annual  Dollar-for-   Minimum    Enhanced         Table Basis
                  Increase   Dollar      Enhanced    Payout
                    Rate   Withdrawal     Payout      Rate
                              Rate      Withdrawal
                                           Age
-                 -        -            ----------------------

                                            62        5.0%
 GMIB Max II        5.5%      5.5%                              Annuity 2000 Mortality
                                                                  Table, 10 years of
                                                                mortality improvement
                                                                 based on projection
                                        ----------------------Scale AA, 10-year age set
                                                              back with interest of 1.0%
                                            67        5.5%            per annum
-                 -        -            ----------------------

 GMIB Plus IV       4.5%      4.5%          60        4.5%      Annuity 2000 Mortality
                                                                  Table, 10 years of
                                                                mortality improvement
                                                                 based on projection
                                                              Scale AA, 10-year age set
                                                              back with interest of 1.0%
                                                                      per annum
-----------------------------------------------------------------------------------------

                                            60        5.0%
 GMIB Plus III      5.0%      5.0%                              Annuity 2000 Mortality
                                        ----------------------  Table, 10-year age set
                                                              back with interest of 1.5%
                                            62        5.5%            per annum
-                 -        -            ----------------------

-----------

(1)The GMIB Max V optional benefit is currently available for purchase in all states except [.]. The GMIB Max IV optional benefit is available for purchase only in [.].

(2)For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate and therefore the Dollar-for-Dollar Withdrawal Percentage will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under GMIB Max IV (see "Operation of the GMIB -- Withdrawal Adjustments").



  GMIB VERSION AVAILABILITY BY STATE
----------------------------------------------------------------------------------------------------------------
    Optional Benefit                All States                    Nevada                    New Jersey
         Version                      except
                                     NV and NJ
----------------------------------------------------------------------------------------------------------------
       GMIB Max V              [.]/[.]/[.] - current       [.]/[.]/[.] - current       [.]/[.]/[.] - current
----------------------------------------------------------------------------------------------------------------
       GMIB Max IV            08/20/12 - [.]/[.]/[.]      11/12/12 - [.]/[.]/[.]      11/19/12 - [.]/[.]/[.]
----------------------------------------------------------------------------------------------------------------
      GMIB Max III              01/03/12 - 08/17/12         02/27/12 - 11/09/12         01/03/12 - 11/16/12
----------------------------------------------------------------------------------------------------------------
       GMIB Max II              10/10/11 - 12/30/11                 N/A                 10/10/11 - 12/30/11
----------------------------------------------------------------------------------------------------------------
      GMIB Plus IV              10/10/11 - 02/24/12                 N/A                 10/10/11 - 02/24/12
----------------------------------------------------------------------------------------------------------------
      GMIB Plus III                     N/A                 10/10/11 - 02/24/12                 N/A
----------------------------------------------------------------------------------------------------------------

FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY.



  GMIB RATE TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Enhanced Payout Rates
                                                                      ------------------------------
                                                                      ------------------------------
 GMIB        Date         Date        GMIB        GMIB        Annual   Minimum   Minimum   Enhanced         GMIB Annuity
Optional    First         Last       Annual    Dollar-for-   Increase Enhanced   Enhanced   Payout          Table Basis
Benefit    Available    Available   Increase     Dollar       Amount   Payout     Payout     Rate
                                      Rate     Withdrawal     Limit   Issue Age Withdrawal
                                                  Rate                             Age
------                                                                ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  GMIB    [.]/[.]/[.]      --         4.0%        4.0%         400%      48         60       4.0%      Annuity 2000 Mortality
Max V/1/                                                                                            Table, 10 years of mortality
                                                                                                        improvement based on
                                                                                                      projection Scale AA, 10-
                                                                                                       year age set back with
                                                                                                     interest of 0.5% per annum
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                         55         62       4.5%


  GMIB     08/20/12    [.]/[.]/[.]    5.0%   4.5% if first     400%                                    Annuity 2000 Mortality
 Max IV                                        withdrawal                                           Table, 10 years of mortality
                                              prior to 5th                                              improvement based on
                                                Contract                                              projection Scale AA, 10-
                                             Anniversary/2/                                            year age set back with
                                                or 5.0%                                              interest of 0.5% per annum
                                                if first              ------------------------------
----                                           withdrawal   --        ------------------------------
                                              on or after
                                              5th Contract               55         67       5.0%
----                                         Anniversary/2/ --        ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  GMIB     01/03/12     08/17/12      5.0%        5.0%         325%      57         62       5.0%      Annuity 2000 Mortality
Max III                                                                                             Table, 10 years of mortality
                                                                                                        improvement based on
                                                                                                      projection Scale AA, 10-
                                                                                                       year age set back with
                                                                                                     interest of 1.0% per annum
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                         62         62       5.0%


  GMIB     10/10/11     12/30/11      5.5%        5.5%         275%                                    Annuity 2000 Mortality
 Max II                                                               ------------------------------Table, 10 years of mortality
------                                                                ------------------------------    improvement based on
                                                                                                      projection Scale AA, 10-
                                                                         62         67       5.5%      year age set back with
------                                                                ------------------------------ interest of 1.0% per annum
---------------------------------------------------------------------------------------------------------------------------------

  GMIB     10/10/11     02/24/12      4.5%        4.5%         400%      48         60       4.5%      Annuity 2000 Mortality
Plus IV                                                                                             Table, 10 years of mortality
                                                                                                        improvement based on
                                                                                                      projection Scale AA, 10-
                                                                                                       year age set back with
                                                                                                     interest of 1.0% per annum
---------------------------------------------------------------------------------------------------------------------------------

-----------

(1)Only the GMIB Max V optional benefit is currently available for purchase.

(2)For the GMIB Max IV only, the GMIB Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the GMIB Max IV (see "Operation of the GMIB -- Withdrawal Adjustments").

GUARANTEED WITHDRAWAL BENEFIT

If You want to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also want to assure that your entire purchase payment will be guaranteed to be returned to You, we offer an optional benefit for an additional charge, called the Guaranteed Withdrawal Benefit ("GWB"). The purpose of the GWB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations.

The GWB is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit. You may begin taking withdrawals under the GWB immediately or at a later time. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your optional benefit has been returned to You.

In states where approved You may purchase the GWB if You are age 80 or younger on the effective date of your Contract You may not have this benefit and another living benefit ("GMIB") or an Enhanced Death Benefit in effect at the same time. Once elected the GWB may not be terminated except as stated below.

SUMMARY OF THE GWB

The following section provides a summary of how the GWB works. A more detailed explanation of the operation of the GWB is provided in the section below called "Operation of the GWB".

The GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time. It does not guarantee withdrawals for your lifetime.

Under the GWB, we calculate a "Total Guaranteed Withdrawal Amount" ("TGWA") that determines, in part, the maximum amount" You may receive as withdrawals each year ("Annual Benefit Payment") without reducing your guarantee. The TGWA is multiplied by the applicable withdrawal rate to determine your Annual Benefit Payment. The optional benefit guarantee may be reduced if your annual withdrawals are greater than the Annual Benefit Payment.

IT IS IMPORTANT TO RECOGNIZE THAT THE TGWA IS NOT AVAILABLE TO BE TAKEN AS A LUMP SUM AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. However, if You cancel the GWB after a waiting period of at least fifteen years the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals. (See "Operation of the GWB Cancellation and Guaranteed Principal Adjustment" below.)

While the GWB is in effect, You may only make subsequent Purchase Payments during the GWB Purchase Payment Period. (See "Restrictions on Subsequent Purchase Payments" below.)

DIFFERENT VERSIONS OF THE GWB. From time to time, we may introduce new versions of the GWB. Each version of the GWB we have offered with the Contract, and the versions we may currently be offering (if any), will be listed in the "GWB Rate Table" immediately following the "Operation of the GWB" section below. The principal differences between the different versions of the GWB described in this Prospectus are the items listed in the GWB Rate Table.

OPERATION OF THE GWB

The following section describes how the GWB operates. When reading the following descriptions of the operation of the GWB (for example, the "Total Guaranteed Withdrawal Amount," "Annual Benefit Payment" and "Withdrawal

Enhancement Rate" sections), refer to the GWB Rate Table below for the specific rates and other terms applicable to your version of the GWB.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the GWB is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment received during the GWB Purchase Payment period (see "Restriction on Subsequent Purchase Payments" below). If You take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable Withdrawal Charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The "Remaining Guaranteed Withdrawal Amount" is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional purchase payments received during the GWB Purchase Payment Period (see "Restrictions on Subsequent Purchase Payments" below), and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, You take an Excess Withdrawal then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Account Value. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the GWB optional benefit (see "Additional Information" below).

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the "GWB Withdrawal Rate". If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of the Automatic Annual Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate. (See "Withdrawal Enhancement Rate" below for a feature which may allow You to increase your Annual Benefit Payment during a Contract Year if You are confined to a nursing home.)

You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see "Access To Your Money -- Systematic Withdrawal Program"). While the GWB is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.

IT IS IMPORTANT TO NOTE:

  . We will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the optional benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You on the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance, so long as you do not take Excess Withdrawals.

  . IF YOU HAVE ELECTED THE GWB, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GWB, BECAUSE THE GWB WITHDRAWAL RATE IS DETERMINED BY WHEN YOU TAKE YOUR FIRST WITHDRAWAL (SEE "GWB RATE TABLE"). THE GWB WITHDRAWAL RATE IS USED TO DETERMINE THE AMOUNT OF YOUR ANNUAL BENEFIT PAYMENT, AS DESCRIBED ABOVE. ONCE YOUR GWB WITHDRAWAL RATE HAS BEEN DETERMINED, IT WILL NEVER INCREASE OR DECREASE. AS SHOWN IN THE GWB RATE TABLE, WAITING TO TAKE YOUR FIRST WITHDRAWAL WILL RESULT IN A HIGHER GWB WITHDRAWAL RATE. ON THE OTHER HAND, IF YOU DELAY TAKING YOUR FIRST WITHDRAWAL FOR TOO LONG. YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE GWB WITHDRAWAL RATE.

IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 4% of your Total Guaranteed Withdrawal Amount You cannot withdraw 2% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 6% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

Income taxes and penalties may apply to your withdrawals and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Charges -- Withdrawal Charges.")

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. If your Contract is an IRA or other Contract subject to
Section 401(a)(9) of the Internal Revenue Code, and the required distributions are larger than the Total Guaranteed Withdrawal Rate, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).

If: (1) You are enrolled in the automated required minimum distribution service and/or the Systematic Withdrawal Program, (2) you do not take additional withdrawals outside of these two programs, and (3) your remaining Annual Benefit Payment for the Contract Year is equal to zero, we will increase your Annual Benefit Payment at the time of each withdrawal by the amount of the withdrawal. This will prevent the withdrawal from exceeding the Annual Benefit Payment.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 86/th/ birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up:

  . resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

  . resets the Annual Benefit Payment equal to the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount after the step-up; and

  . may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that you may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

WITHDRAWAL ENHANCEMENT RATE. The Withdrawal Enhancement Feature may allow You to increase your Annual Benefit Payment for a Contract Year if You are confined to a nursing home. Beginning in the fourth Contract Year, You may request that your GWB Withdrawal Rate be multiplied by the Withdrawal Enhancement Rate once each Contract Year, if:

(1)You are confined to a nursing home for at least 90 days;

(2)your request is received by the Contract Anniversary immediately prior to the oldest Contract Owner's 81/st/ birthday;

(3)You have not taken withdrawals in that Contract Year in excess of the Annual Benefit Payment at the time the request is approved;

(4)the request and proof satisfactory to us of confinement are received by us at your Administrative Office while You are confined;

(5)your Account Value is greater than zero at the time the request is approved; and

(6)You have been the Contract Owner continuously since the date the Contract was issued, or You are a spousal Beneficiary who continues the Contract under the spousal continuation option.

In the case of joint Contract Owners, the Withdrawal Enhancement Feature applies to either joint Contract Owner. If the Contract Owner is not a natural person, the Withdrawal Enhancement Feature applies to the Annuitant.

If You meet the requirements, your Annual Benefit Payment for that Contract Year is recalculated to the greater of:

   (a)the GWB Withdrawal Rate multiplied by the Withdrawal Enhancement Rate and then multiplied by the Total Guaranteed Withdrawal Amount; or;

   (b)your Annual Benefit Payment before the acceptance of your request.

Your remaining Annual Benefit Payment in that year is the new Annual Benefit Payment less any withdrawals already taken in that Contract Year.

At the end of the Contract Year, your GWB Withdrawal Rate will be reset to what it was prior to the acceptance of your request. In subsequent Contract Years, You may request that your GWB Withdrawal Rate be increased by the Withdrawal Enhancement Rate if You meet the conditions above.

The Withdrawal Enhancement Feature is only available if the oldest Contract Owner is age 75 or younger at the Contract issue date. The Withdrawal Enhancement Feature is not available in the following states: [.]

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the GWB on the Contract Anniversary every five Contract Years for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled , the GWB will terminate we will no longer deduct the GWB optional benefit charge, and the investment allocation restrictions and subsequent purchase payment restrictions described in "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits -- Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB" will no longer apply. The Contract, however, will continue.

If You cancel the GWB optional benefit on the 15/th/ Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) -
(b) where:

   (a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and;

   (b)is the Account Value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days (if permitted under the GWB: see "Restrictions on Subsequent Purchase Payments" below) should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the GWB may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GWB for its Guaranteed Principal Adjustment feature.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GWB investment allocation restrictions see "Your Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits -- Investment Allocation Restrictions for the GMIB Max, the EDB Max and the GWB."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. While the GWB optional benefit is in effect, You are limited to making purchase payments within the GWB Purchase Payment Period (see the GWB Rate Table). If the GWB optional benefit is cancelled (see "Cancellation and Guaranteed Principal Adjustment" above) or terminated (see "Termination of the GWB Optional Benefit" below), this restriction on subsequent purchase payments no longer applies.

WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in "Charges -- Withdrawal Charges" (also see "Charges -- Withdrawal Charges -- Free Withdrawal Amount" and "Access to Your Money -- Systematic Withdrawal Program").

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2 , a 10% Federal income tax penalty may apply.

TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB OPTIONAL BENEFIT IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE GWB OPTIONAL BENEFIT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

GWB AND DECEDENT CONTRACTS. If you are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may purchase the GWB optional benefit.

If You are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the GWB optional benefit.

TERMINATION OF THE GWB OPTIONAL BENEFIT. The GWB optional benefit will terminate upon the earliest of:

(1)the date of a full withdrawal of the Account Value (You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will be assessed);

(2)the date all of the Account Value is applied to an income payment type (a pro rata portion of the optional benefit charge will be assessed.);

(3)the date there are insufficient funds to deduct the GWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);

(4)the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse, the spouse is age 80 or younger, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

(5)a change of the Contract Owner or Joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(6)the effective date of the cancellation of the optional benefit;

(7)the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion or the optional benefit charge will be assessed); or

(8)the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

Once the optional benefit is terminated, the GWB optional benefit charge will no longer be deducted the GWB investment allocation restrictions will no longer apply, and the GWB restrictions on subsequent purchase payments will no longer apply.

ADDITIONAL INFORMATION. The GWB optional benefit may affect the death benefit available under your Contract. If the Contract Owner or Joint Contract Owner should die while the GWB optional benefit is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary's withdrawal rights then come to an end. Currently , there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit. Otherwise, the provisions of that contractual death benefit will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person ) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If You terminate the GWB optional benefit because
(1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB optional benefit charge; or (3) the Contract Owner dies except where the Beneficiary or joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract. You may not make additional purchase payments under the Contract.

GUARANTEED WITHDRAWAL BENEFIT AND ANNUITIZATION. If You elect to extend your maturity date to the maximum age permitted, when the Contract Owner attains the maximum age, your Contract must be annuitized (See "Pay-Out Options (or Income Options)") or You can make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts if the current income payment type rates applied to the Adjusted Contract Value on the annuity date exceed the payments under the GWB optional benefit. If You annuitize at the maximum age permitted, You must elect one of the following income payment types:

(1)Annuitize the Account Value under the Contract's annuity provisions.

(2)Elect to receive the Annual Benefit Payment under the GWB optional benefit paid each year until the RGWA is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the RGWA to zero.

Since the maturity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your maturity date to the maximum age of the Contract Owner, if permitted by your Contract (subject to state restrictions). At the time of annuitization, You will need to select an income payment type from one of the above referenced income payment types (or any other income payment type available under your Contract). (See "Pay-Out Options (or Income Options) -- Income Payment Types"). The default income payment type is a Lifetime Income Annuity with a 10-Year Guarantee Period. We will adjust your payment and income payment Type so your aggregate payments will not be less than what You would have received under the GWB optional benefit.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GWB

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GWB optional benefit, our automated required minimum distribution service can help you fulfill minimum distribution requirements with respect to your Contract without reducing the Total Guaranteed Withdrawal Amount ("TGWA") and Remaining Guaranteed Withdrawal Amount ("RGWA") on a proportionate basis. (Reducing the TGWA and RGWA on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the TGWA and RGWA on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GWB Withdrawal Rate each Contract Year. Any amounts above the GWB Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GWB, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the GWB Withdrawal Rate multiplied by the TGWA, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the TGWA, RGWA and Annual Benefit Payment being reduced.

To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

GWB RATE TABLE

USING THE GWB RATE TABLE. The GWB Rate Table indicates the date each version of the GWB optional benefit was first offered ("Date Introduced"). Currently there is only one version of the GWB. If a new version of the GWB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.

If You have already purchased a Contract to determine which version of the GWB (if any) You purchased with your Contract You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract including any applicable GWB optional benefit please call your Administrative Office at [.]. If You are purchasing a Contract to determine which version of the optional benefit is currently being offered in your state You should ask your registered representative.

If we introduce a new version of the optional benefit we generally will do so by updating the GWB Rate Table changes to the GWB Rate Table after the date of this Prospectus reflecting a new version of the optional benefit will be made in a supplement to the Prospectus.

The GWB Rate Table lists the following for each version of the GWB.

  . GWB Withdrawal Rate: if you take withdrawals that do not exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount those withdrawals will not reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment. (Taking withdrawals that do exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount will reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under GWB -- see "Operation of the GWB -- Managing Your Withdrawals.") For IRAs and other qualified Contracts, also see "Operation of the GWB -- Required Minimum Distributions."

  . GWB Purchase Payment Period: the period of time following the Contract issue date during which You may make subsequent purchase payments (see " Operation of the GWB -- Restrictions on Subsequent Purchase Payments"); and

  . Withdrawal Enhancement Rate: the percentage by which the GWB Withdrawal Rate will be increased if You request and meet the requirements of the Withdrawal Enhancement Feature under the GWB optional benefit (see "Operation of the GWB -- Withdrawal Enhancement Rate").

GWB RATE TABLE



                                                                GWB
              Date       Date               GWB               Purchase     Withdrawal
             First       Last           Withdrawal            Payment      Enhancement
           Available   Available           Rate               Period          Rate
--------------------------------------------------------------------------------------
                                      if first       5.0%
                                     withdrawal
GWB v1/1/  [.]/[.]/13     --      taken before 5th         120 days from       150%
                                      Contract             Contract issue
                                     Anniversary                date
                                  -------------------------
                                      if first       6.0%
                                     withdrawal
                                  taken on or after
                                    5th Contract
                                   Anniversary but
                                     before 10th
                                      Contract
                                     Anniversary
                                  -------------------------
                                      if first       7.0%
                                     withdrawal
                                  taken on or after
                                    10th Contract
                                     Anniversary



/(1) /The GWB v1 optional benefit is currently available for purchase in all states except [.].

PAY-OUT OPTIONS (OR INCOME OPTIONS)


   You may convert your Contract into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED AN OPTIONAL LIVING BENEFIT, SUCH AS A GMIB OR GWB, ANNUITIZING YOUR CONTRACT TERMINATES THE OPTIONAL BENEFIT, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE OPTIONAL BENEFIT AND ANY GUARANTEED PRINCIPAL OPTION THAT MAY ALSO BE PROVIDED BY THE OPTIONAL BENEFIT.


When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.


MATURITY DATE

Under the Contract You must elect to annuitize or make a complete withdrawal of your Account Value by the Maturity Date. The Maturity Date is specified in your Contract at purchase and will be the first day of the calendar month following the Annuitant's 90/th/ birthday or 10 years from the date we issue your Contract, whichever is later. If income payments don't begin on, or before the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract's default income payment type.

Currently we may allow You to extend your maturity date beyond the maturity date specified in your Contract at purchase (subject to state restrictions). The latest date we will allow you to extend to must be based on the Contract Owner's age and not the Annuitant's age. You must contact us at our Administrative Office to make this election. This requirement may be changed by us.

For certain living and death benefits, when the Maturity Date has been extended to the maximum age, we currently permit the Contract Owner, if the Contract Owner attains the maximum age, to choose from several income payment types during the pay-out phase of which You should be aware, including income payment types that may not have been available to You if You had not extended the Maturity Date to the maximum age. (See "Living Benefits -- Guaranteed Withdrawal Benefit" and "Death Benefit -- Optional Death Benefits -- Enhanced Death Benefits.") For IRAs and other Contracts subject to the lifetime required minimum distribution rules under Section 401(a)(9)(A) of the Internal Revenue Code, the additional income payment types available when a Contract has extended to the maximum age will not be available.


INCOME PAYMENT TYPES

   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.

Many times, the Contract Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the Annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Contract, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed Income
Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Investment Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

We may require that You use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

Please see the "Transfer Privilege" section regarding our market timing policies and procedures.

CHARGES

   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization funds). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro rata from each income payment. The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.

(We reserve the right to receive purchase payments by other means acceptable to us.)

             REGULAR MAIL               EXPRESS MAIL
             ------------               ------------
             MetLife Preference Premier MetLife Preference Premier
             PO Box 10342               4700 Westown Parkway,
             Des Moines, IA 50306-0342  Suite 100
                                        West Des Moines, IA 50266

We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

..   Account Value

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the owner's, Annuitant's or Beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt to the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market Investment Division, we state yield for a seven day period.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB, the Earnings Preservation Benefit or the GWB. Withdrawal Charges would reduce performance experience.


AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Contracts and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.


We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the EDB, the Earnings Preservation Benefit or the GWB. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR CONTRACT

     We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Contract concerning Metropolitan Fund, Met Investors Fund or American
Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE CONTRACTS

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA BrokerCheck Hotline at 1 800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Contracts are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, and through New England Financial(R) licensed sales representatives who are associated with New England Securities Corporation ("NES"), also our affiliate and a broker-dealer. Both broker-dealers are paid compensation for the promotion and sale of the Contracts. New England Financial(R) is the service mark for New England Life Insurance Company, Boston, Massachusetts, and related companies. The Contracts are also sold through the registered representatives of our other affiliated broker-dealers. MSI, NES and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. We also may sell the Contracts directly, without compensation, to sales representatives, to employees, officers, directors, and trustees of MetLife and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any investment adviser or subadviser to the Portfolios, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to MetLife or its affiliated companies for use with deferred compensation plans for agents, employees, officers, directors, and trustees of MetLife and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. Contracts also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contract. New England Financial(R) sales representatives and MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contract, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because New England Financial(R) sales representatives and non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Contracts by other affiliated broker-dealers. The compensation paid to other affiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of other affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with other affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our other affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain other affiliated selling firms such as Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of Purchase Payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the contract: the American Funds Global Small Capitalization Portfolio, the American Funds Growth-Income Portfolio, the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR CONTRACT


We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract that includes a GMIB, GWB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the GMIB, the RGWA of the GWB, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Contracts issued in New York.

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Contracts and income payments under the Contracts together.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.

Where otherwise permitted under the Contract, the transfer of ownership of a Contract, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a Contract Owner, the selection of certain maturity dates, the exchange of a Contract, or the receipt of a Contract in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

   The Contracts are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer You additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., Non-Qualified or IRA); and payment method or income payment type You elect. If You meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% Federal income tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                   Type of Contract
                                                                                 --------------------
                                                                                    Non    Trad. Roth
                                                                                 Qualified  IRA  IRA
                                                                                 --------- ----- ----

In a series of substantially equal periodic payments ("SEPP") made annually (or
more frequently) for life or life expectancy/1/                                      x       x    x

After You die                                                                        x       x    x

After You become totally disabled (as defined in the Code)                           x       x    x

To pay deductible medical expenses                                                           x    x

To pay medical insurance premiums if You are unemployed                                      x    x

For qualified higher education expenses, or                                                  x    x

For qualified first time home purchases up to $10,000                                        x    x

After December 31, 1999 for IRS levies                                                       x    x

Certain immediate income annuities providing a series of SEPP made annually (or
more frequently) over the specified payment period/1/                                x


  /1/ If you own a variable annuity contract with a GMIB and elect to receive distributions in accordance with the SEPP exception, the commencement of income payments under the GMIB if your Contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances.


SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ("SEPP") AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. the GMIB and GWB) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

The tax treatment of withdrawals under a GWB is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal, if greater than the Account Value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross Account Value rather than the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.


NON-QUALIFIED ANNUITIES

..   Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so You only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

..   Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that You commence payments by a certain age.

..   Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, You may not be able to transfer withdrawals to another non-qualified annuity contract or a qualified long term care contract in a tax-free Section 1035 exchange.

..   Pursuant to IRS guidance, a direct transfer of less than the entire Account
    Value from one non-qualified annuity to another non-qualified annuity (a "partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax adviser prior to a partial exchange.

..   Consult your tax adviser prior to changing the Annuitant or prior to changing the date You determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

..   Where otherwise permitted under the Contract, pledges, assignments and other types of transfers of all or a portion of your Account Value generally result in the immediate taxation of the gain in your Contract. This rule may not apply to certain transfers between spouses.

..   Contracts issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than You would otherwise expect.

..   When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

..   In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under Section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for Federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when You (or your Beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If You die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your Beneficiary if income payments continue after your death. We will tell You what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

If your Contract allows and You elect to apply less than the entire account value of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments You receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser before You partially annuitize your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between Investment Divisions or from an Investment Division into a fixed option.

We generally will tell You how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (I.E., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to You and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax adviser as to the details and consequences of making such election. Also, consult your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).

If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your Beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your Beneficiary, he or she may elect to continue as owner of the Contract.

If You die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If You die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your Beneficiary if income payments continue after your death.

In the case of joint Contract Owners, the above rules will be applied on the death of any Contract Owner.

Where the Contract Owner is not a natural person, these rules will be applied on the death of any Annuitant (or on the change in Annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If death benefit payments are being made to your designated Beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated Beneficiary's death.

After your death, if your designated Beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

..   Possible taxation of transfers/reallocations between Investment Divisions or transfers/reallocations from an Investment Division to the Fixed Account or Fixed Income Option.

..   Possible taxation as if You were the Contract Owner of your portion of the
    Separate Account's assets.

..   Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect You and other Contract Owners in the Investment Divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Contract offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Value which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA or Roth IRA.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the Contract Owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS


Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" below.


MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see "Roth IRA Annuities"), You must begin receiving withdrawals by April 1 of the calendar year following the year in which You reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

For after-death required minimum distributions ("RMDs"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a Contract Owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that the value of all benefits under a Contract including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and You should consult your own tax advisers as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this new rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary. Consult your tax adviser.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see "Minimum Distribution Requirements for IRAs" section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "Contract Owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because You have the opportunity to enjoy tax-free earnings. However, You can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax adviser.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, You can change your Roth IRA contribution to a Traditional IRA before You file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs, unless it is from a designated Roth account.

If You exceed the purchase payment limits You may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

..   The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA; and

..   The withdrawal is made: on or after the date You reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% Federal income tax penalty may apply if made before age 59 1/2. See the withdrawals chart above in the section titled "Withdrawals before Age 59 1/2". Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, You do not pay income tax on withdrawals of purchase payments. However, withdrawals of the taxable amounts converted from a non-Roth IRA or eligible retirement plan, prior to age 59 1/2 will be subject to the 10% Federal income tax penalty (unless You meet an exception) if made within 5 taxable years of such conversion. See the withdrawals chart above in the section titled "Withdrawals before Age 59 1/2".

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

..   The first money withdrawn is any annual (non-conversion/rollover)
    contributions to the Roth IRA and rollovers of after-tax amounts from other Roth plans. These are received tax and penalty free.

..   The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.

..   The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% Federal income tax penalty may apply if You are under age 59 1/2.

..   We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.

Except to the extent You have non-deductible contributions, the amount converted from an existing IRA or eligible retirement plan (other than a designated Roth account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior 12-month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax adviser prior to converting. The taxable amount may exceed the Account Value at date of conversion.

Amounts converted from a Traditional IRA or eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.

If You mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows You to reverse your conversion provided You do so before You file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

RMD rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a Beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated Beneficiary by the end of the fifth year following your death or over a period no longer than the Beneficiary's remaining life expectancy at the time You die.

DEATH BENEFITS

Generally, when You die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death.

If your spouse is your Beneficiary, your spouse may delay the start of required payments until December 31st of the year in which You would have reached age
70 1/2.

If your spouse is your Beneficiary, he or she may elect to continue as "Contract Owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                       PAGE

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     PRINCIPAL UNDERWRITER............................................   2

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT................   2

     EXPERIENCE FACTOR................................................   3

     VARIABLE INCOME PAYMENTS.........................................   3

     CALCULATING THE ANNUITY UNIT VALUE...............................   5

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................   6

     VOTING RIGHTS....................................................   9

     WITHDRAWALS......................................................  10

     ACCUMULATION UNIT VALUE TABLES...................................  10

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................   1

     FINANCIAL STATEMENTS OF METLIFE.................................. F-1

APPENDIX A

PREMIUM TAX TABLE

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     Non-Qualified     IRA
                       Annuities   Annuities(1)
                     ------------- ------------
  California........ 2.35%         0.5%
  Florida(2)........ 1.0%          1.0%
  Maine............. 2.0%          --
  Nevada............ 3.5%          --
  Puerto Rico(3).... 1.0%          1.0%
  South Dakota(4)... 1.25%         --
  West Virginia..... 1.0%          1.0%
  Wyoming........... 1.0%          --

        ---
      /1/Premium tax rates applicable to IRA annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA Annuities."

      /2/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. (MetLife passes the tax savings back to contractholders and, therefore, annuity premiums are exempt from taxation.)

      /3/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

      /4/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX B

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Contract for each Investment Division from year end to year end. All values are as of December 31, 2012. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Contract mix that bears the total highest charge, and the second table shows the Contract mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the optional Annual Step-Up Death Benefit and the optional Earnings Preservation Benefit. Charges for the optional EDBs, the optional GMIBs and the optional GWB are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max or the optional GWB will result in a higher overall charge. The mix with the total lowest charge has these features: R Class and no optional benefit. All other possible mixes for each Investment Division within the Contract appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.


                             HIGHEST POSSIBLE MIX
                         2.25 SEPARATE ACCOUNT CHARGE


                                                                            Beginning of                Number of
                                                                                Year      End of Year  Accumulation
                                                                            Accumulation  Accumulation Units End of
Investment Division                                                        Unit Value (a)  Unit Value      Year
-------------------                                                        -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B).    $  9.39       $  9.68          0.00

American Funds(R) Balanced Allocation Investment Division (Class C).......       8.88          9.25          0.00

American Funds(R) Bond Investment Division (Class C)......................      10.35         10.47      1,555.36

American Funds(R) Growth Allocation Investment Division (Class C).........       8.14          8.56          0.00

American Funds(R) Growth Investment Division (Class C)....................       7.93          8.39      3,255.23

American Funds(R) Moderate Allocation Investment Division (Class C).......       9.38          9.70          0.00

AQR Global Risk Balanced Investment Division (Class B)....................      10.16         10.54          0.00

Artio International Stock Investment Division (Class B)...................       8.95          8.95          0.00

Barclays Capital Aggregate Bond Index Investment Division (Class B).......      14.54         14.68      5,706.46

BlackRock Aggressive Growth Investment Division (Class B).................      32.68         35.03         59.80

BlackRock Bond Income Investment Division (Class B).......................      42.93         43.55        375.80

BlackRock Global Tactical Strategies Investment Division (Class B)........       9.23          9.51          0.00

BlackRock Large Cap Core Investment Division (Class B)....................      45.64         49.23          0.00

BlackRock Large Cap Value Investment Division (Class B)...................       9.29         10.23          0.00

BlackRock Legacy Large Cap Growth Investment Division (Class B)...........      23.63         24.52      1,023.33

BlackRock Money Market Investment Division (Class B)......................      18.13         18.04      1,202.87

Clarion Global Real Estate Investment Division (Class B)..................      11.68         12.43        105.67

Davis Venture Value Investment Division (Class B).........................      24.65         26.91        155.18

Dreman Small Cap Value Investment Division (Class B)......................      11.08         12.27          0.00

Harris Oakmark International Investment Division (Class B)................      15.46         15.46          0.00

Invesco Small Cap Growth Investment Division (Class B)....................      13.09         14.22        149.24

Janus Forty Investment Division (Class B).................................     106.34        110.04         18.86

Jennison Growth Investment Division (Class B).............................       4.41          4.59          0.00

Lazard Mid Cap Investment Division (Class B)..............................      12.24         13.34          0.00

                                                                            Beginning of                Number of
                                                                                Year      End of Year  Accumulation
                                                                            Accumulation  Accumulation Units End of
Investment Division                                                        Unit Value (a)  Unit Value      Year
-------------------                                                        -------------- ------------ ------------
Legg Mason ClearBridge Aggressive Growth Investment Division (Class B)....     $ 6.47        $ 7.01      3,341.55

Loomis Sayles Global Markets Investment Division (Class B)................      11.46         12.07      1,911.30

Loomis Sayles Small Cap Core Investment Division (Class B)................      27.09         30.42        867.57

Lord Abbett Bond Debenture Investment Division (Class B)..................      19.79         20.91         50.76

Met/Artisan Mid Cap Value Investment Division (Class B)...................      24.46         26.87          0.00

Met/Eaton Vance Floating Rate Investment Division (Class B)...............       9.88         10.13          0.00

Met/Dimensional International Small Company Investment Division (Class B).      13.87         13.86          0.00

Met/Franklin Income Investment Division (Class B).........................      10.13         10.83        404.53

Met/Franklin Low Duration Total Return Investment Division (Class B)......       9.68          9.71          0.00

Met/Franklin Mutual Shares Investment Division (Class B)..................       7.80          8.45          0.00

Met/Franklin Templeton Founding Strategy Investment Division (Class B)....       8.52          9.08          0.00

Met/Templeton Growth Investment Division (Class B)........................       7.77          8.11          0.00

Met/Templeton International Bond Investment Division (Class B)............      11.70         11.72          0.00

MetLife Aggressive Strategy Investment Division (Class B).................       9.29          9.84          0.00

MetLife Balanced Plus Investment Division (Class B).......................       9.15          9.32          0.00

MetLife Conservative Allocation Investment Division (Class B).............      11.56         11.83     31,442.37

MetLife Conservative to Moderate Allocation Investment Division (Class B).      11.08         11.45     30,050.29

MetLife Mid Cap Stock Index Investment Division (Class B).................      13.87         15.22        337.07

MetLife Moderate Allocation Investment Division (Class B).................      10.54         10.98          0.00

MetLife Moderate to Aggressive Allocation Investment Division (Class B)...       9.93         10.45     55,116.54

MetLife Stock Index Investment Division (Class B).........................      29.57         32.14      1,444.15

MFS(R) Emerging Markets Equity Investment Division (Class B)..............       9.34          9.60      2,295.85

MFS(R) Research International Investment Division (Class B)...............      11.49         11.64          0.00

MFS(R) Total Return Investment Division (Class B).........................      34.37         36.29          0.00

MFS(R) Value Investment Division (Class B)................................       9.69         10.56          0.00

Morgan Stanley EAFE(R) Index Investment Division (Class B)................       9.78          9.86      1,234.26

Morgan Stanley Mid Cap Growth Investment Division (Class B)...............      11.93         12.09          0.00

Neuberger Berman Genesis Investment Division (Class B)....................      14.00         15.41          0.00

Neuberger Berman Mid Cap Value Investment Division (Class B)..............      18.59         20.57          0.00

Oppenheimer Capital Appreciation Investment Division (Class B)............       7.00          7.45          0.00

Oppenheimer Global Equity Investment Division (Class B)...................      14.44         14.87          0.00

PIMCO Inflation Protected Bond Investment Division (Class B)..............      13.78         14.02      1,642.70

PIMCO Total Return Investment Division (Class B)..........................      14.89         15.19        524.61

Pioneer Strategic Income Investment Division (Class B)....................      21.46         21.96          0.00

Pyramis(R) Government Income Investment Division (Class B)................      10.57         10.69          0.00

RCM Technology Investment Division (Class B)..............................       5.58          5.60      3,927.45

Russell 2000(R) Index Investment Division (Class B).......................      13.51         15.22          0.00

SSgA Growth and Income ETF Investment Division (Class B)..................      10.46         11.04          0.00

SSgA Growth ETF Investment Division (Class B).............................       9.71         10.30          0.00

                                                                           Beginning of                Number of
                                                                               Year      End of Year  Accumulation
                                                                           Accumulation  Accumulation Units End of
Investment Division                                                       Unit Value (a)  Unit Value      Year
-------------------                                                       -------------- ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division (Class B)...............     $ 8.65        $ 9.26      2,865.34

T. Rowe Price Small Cap Growth Investment Division (Class B).............      14.35         15.98      1,481.37

Van Eck Global Natural Resources Investment Division (Class B)...........      14.44         15.04          0.00

Western Asset Management U.S. Government Investment Division (Class B)...      15.52         15.58        339.24

At 2.50 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2).      20.59         21.18     16,878.39

American Funds Growth-Income Investment Division (Class 2)...............      68.81         73.46      5,286.13

-----------
(a)Inception Date: October 7, 2011.

                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE


                                                                            Beginning of                Number of
                                                                                Year      End of Year  Accumulation
                                                                            Accumulation  Accumulation Units End of
Investment Division                                                        Unit Value (a)  Unit Value      Year
-------------------                                                        -------------- ------------ -------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B).    $  9.44       $  9.75    18,716,136.30

American Funds(R) Balanced Allocation Investment Division (Class C).......       9.22          9.63    17,327,596.33

American Funds(R) Bond Investment Division (Class C)......................      10.75         10.90     1,817,300.15

American Funds(R) Growth Allocation Investment Division (Class C).........       8.46          8.91     3,246,936.34

American Funds(R) Growth Investment Division (Class C)....................       8.23          8.73     8,879,349.57

American Funds(R) Moderate Allocation Investment Division (Class C).......       9.75         10.10    16,278,678.46

AQR Global Risk Balanced Investment Division (Class B)....................      10.21         10.62    22,537,406.42

Artio International Stock Investment Division (Class B)...................      11.21         11.24       528,565.85

Barclays Capital Aggregate Bond Index Investment Division (Class B).......      16.76         16.97     5,938,826.89

BlackRock Aggressive Growth Investment Division (Class B).................      42.31         45.45       256,422.42

BlackRock Bond Income Investment Division (Class B).......................      58.50         59.49       584,337.99

BlackRock Global Tactical Strategies Investment Division (Class B)........       9.28          9.58    29,055,249.94

BlackRock Large Cap Core Investment Division (Class B)....................       8.88          9.60     1,249,088.17

BlackRock Large Cap Value Investment Division (Class B)...................      10.31         11.38     1,626,358.14

BlackRock Legacy Large Cap Growth Investment Division (Class B)...........      28.47         29.63       702,015.42

BlackRock Money Market Investment Division (Class B)......................      24.61         24.55        71,338.50

Clarion Global Real Estate Investment Division (Class B)..................      12.67         13.53       812,958.23

Davis Venture Value Investment Division (Class B).........................      29.70         32.51     1,266,027.80

Dreman Small Cap Value Investment Division (Class B)......................      11.89         13.21       316,902.24

Harris Oakmark International Investment Division (Class B)................      17.26         17.30     2,644,486.87

Invesco Small Cap Growth Investment Division (Class B)....................      14.62         15.91       128,334.65

Janus Forty Investment Division (Class B).................................     147.22        152.72       293,839.16

Jennison Growth Investment Division (Class B).............................      11.97         12.46       764,641.21

Lazard Mid Cap Investment Division (Class B)..............................      13.67         14.93       231,703.10

Legg Mason ClearBridge Aggressive Growth Investment Division (Class B)....       7.28          7.90     1,218,407.70

Loomis Sayles Global Markets Investment Division (Class B)................      12.17         12.85       671,450.07

Loomis Sayles Small Cap Core Investment Division (Class B)................      32.82         36.95       250,380.86

Lord Abbett Bond Debenture Investment Division (Class B)..................      23.46         24.85       577,074.62

Met/Artisan Mid Cap Value Investment Division (Class B)...................      29.97         33.00       165,257.34

Met/Eaton Vance Floating Rate Investment Division (Class B)...............      10.04         10.32       254,726.02

Met/Dimensional International Small Company Investment Division (Class B).      14.32         14.35        95,189.03

Met/Franklin Income Investment Division (Class B).........................      10.53         11.28       816,958.20

Met/Franklin Low Duration Total Return Investment Division (Class B)......       9.72          9.78       115,895.24

Met/Franklin Mutual Shares Investment Division (Class B)..................       8.11          8.80     1,347,305.33

Met/Franklin Templeton Founding Strategy Investment Division (Class B)....       8.85          9.46       338,351.64

Met/Templeton Growth Investment Division (Class B)........................       8.07          8.45       455,855.42

Met/Templeton International Bond Investment Division (Class B)............      12.01         12.07       175,551.90

                                                                            Beginning of                Number of
                                                                                Year      End of Year  Accumulation
                                                                            Accumulation  Accumulation Units End of
Investment Division                                                        Unit Value (a)  Unit Value      Year
-------------------                                                        -------------- ------------ -------------
MetLife Aggressive Strategy Investment Division (Class B).................     $ 9.98       $ 10.59       227,079.19

MetLife Balanced Plus Investment Division (Class B).......................       9.20          9.39    21,731,454.12

MetLife Conservative Allocation Investment Division (Class B).............      12.41         12.74     3,116,016.85

MetLife Conservative to Moderate Allocation Investment Division (Class B).      11.90         12.32     8,966,072.22

MetLife Mid Cap Stock Index Investment Division (Class B).................      15.70         17.27     1,463,657.58

MetLife Moderate Allocation Investment Division (Class B).................      11.32         11.81    44,123,641.56

MetLife Moderate to Aggressive Allocation Investment Division (Class B)...      10.67         11.25     3,512,499.97

MetLife Stock Index Investment Division (Class B).........................      37.44         40.80     2,429,677.89

MFS(R) Emerging Markets Equity Investment Division (Class B)..............       9.91         10.22     1,346,341.27

MFS(R) Research International Investment Division (Class B)...............      12.92         13.12     1,114,555.17

MFS(R) Total Return Investment Division (Class B).........................      44.97         47.61       129,686.37

MFS(R) Value Investment Division (Class B)................................      13.66         14.91       987,913.48

Morgan Stanley EAFE(R) Index Investment Division (Class B)................      11.27         11.40     2,734,050.21

Morgan Stanley Mid Cap Growth Investment Division (Class B)...............      14.02         14.24       287,795.21

Neuberger Berman Genesis Investment Division (Class B)....................      15.85         17.49       110,219.26

Neuberger Berman Mid Cap Value Investment Division (Class B)..............      21.43         23.78       877,025.26

Oppenheimer Capital Appreciation Investment Division (Class B)............       7.87          8.40       701,769.74

Oppenheimer Global Equity Investment Division (Class B)...................      16.96         17.51       625,364.43

PIMCO Inflation Protected Bond Investment Division (Class B)..............      15.13         15.42     5,116,845.00

PIMCO Total Return Investment Division (Class B)..........................      16.74         17.12     7,692,459.93

Pioneer Strategic Income Investment Division (Class B)....................      25.97         26.63       465,357.53

Pyramis(R) Government Income Investment Division (Class B)................      10.62         10.77     5,763,075.94

RCM Technology Investment Division (Class B)..............................       6.27          6.31     1,387,810.10

Russell 2000(R) Index Investment Division (Class B).......................      15.57         17.59       495,214.45

SSgA Growth and Income ETF Investment Division (Class B)..................      11.17         11.82    18,884,110.88

SSgA Growth ETF Investment Division (Class B).............................      10.38         11.03     1,547,797.47

T. Rowe Price Mid Cap Growth Investment Division (Class B)................       9.72         10.44     2,813,703.76

T. Rowe Price Small Cap Growth Investment Division (Class B)..............      16.86         18.82       691,790.85

Van Eck Global Natural Resources Investment Division (Class B)............      14.91         15.58       790,901.19

Western Asset Management U.S. Government Investment Division (Class B)....      18.70         18.82       849,935.44

At 1.40 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2)..      24.03         24.79       975,850.58

American Funds Growth-Income Investment Division (Class 2)................      94.60        101.26       338,798.10

-----------
(a)Inception Date: October 7, 2011.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                       LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
-----------------                       ------------------------------    --------------
  American Funds Insurance Series(R)    Global Small Capitalization Fund  American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)    Growth - Income Fund              American Funds Growth-Income Fund

APPENDIX D [TO BE UPDATED BY AMENDMENT]


ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIOMERGERS

                FORMER PORTFOLIOS            NEW PORTFOLIO
            -------------------------  -------------------------
            MET INVESTORS FUND         METROPOLITAN FUND
               Oppenheimer Capital
                 Appreciation             Jennison Growth
                 Portfolio                Portfolio

            METROPOLITAN FUND
                                       MET INVESTORS FUND
               Lord Abbett Mid Cap        Lord Abbett Mid Cap
                 Value Portfolio          Value Portfolio

PORTFOLIONAME CHANGES

                FORMER PORTFOLIO             NEW PORTFOLIO
            -------------------------  -------------------------
            METROPOLITAN FUND          METROPOLITAN FUND
               Artio International        Baillie Gifford
                 Stock Portfolio          International Stock
                                          Portfolio
               Neuberger Berman Mid       Lord Abbett Mid Cap
                 Cap Value Portfolio      Value Portfolio
               Morgan Stanley EAFE(R)     MSCI EAFE(R) Index
                 Index Portfolio          Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] I have changed my address. My current address is:

_________________  Name _______________________________________________________
(Contract Number)

                   Address ____________________________________________________

_________________         _____________________________________________________
   (Signature)                                                              zip

If You purchased your Contract         If You purchased your Contract through
through a METLIFE sales                a NEW ENGLAND FINANCIAL(R) sales
representative:                        representative:

Metropolitan Life Insurance Company    Metropolitan Life Insurance Company
Attn: Fulfillment Unit -               Attn: Fulfillment Unit -
Preference Premier                     Preference Premier
P O Box 10342                          P O Box 14594
Des Moines, IA 50306-0342              Des Moines, IA 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

               PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
               (Preference Premier(R) Variable Annuity Contracts
                 Issued by Metropolitan Life Insurance Company
                    (offered on and after October 7, 2011))

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                                   [.], 2013

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated [.], 2013 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 10342, Des Moines, IA 50306-0342 (if You purchased Your Contract through a MetLife sales representative) or Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 14594, Des Moines, IA 50306-0342 (if You purchased Your Contract through a New England Financial(R) sales representative).

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Premier Contracts dated [.], 2013.


                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
            Independent Registered Public Accounting Firm.....   2

            Principal Underwriter.............................   2

            Distribution and Principal Underwriting Agreement.   2

            Experience Factor.................................   3

            Variable Income Payments..........................   3

            Calculating the Annuity Unit Value................   5

            Advertisement of the Separate Account.............   6

            Voting Rights.....................................   9

            Withdrawals.......................................  10

            Financial Statements of Separate Account..........   1

            Financial Statements of MetLife................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   To be updated by amendment


                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Contracts"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS


              UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
        YEAR             COMPANY                    DISTRIBUTOR
        ----  ----------------------------- ---------------------------
        2012.         $                                 $
        2011.         $222,177,300                      $0
        2010.         $173,815,499                      $0

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract. Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation
Benefit:

   Separate Account charges for all investment divisions except American Funds Growth-Income and American Funds Global Small Capitalization (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000034247 0.000049315  0.000045205 0.000041096 0.000031507
Annual Step-Up Death Benefit... 0.000039726 0.000054795  0.000050685 0.000046575 0.000036986
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

   Separate Account charges for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000041096 0.000056164  0.000052055 0.000047945 0.000038356
Annual Step-Up Death Benefit... 0.000046575 0.000061644  0.000057534 0.000053425 0.000043836
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash You receive periodically from an Investment Division (after Your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Contract specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocating are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

   Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payments" in the Prospectus.)

                            REALLOCATION PRIVILEGE

   The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.

   When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, We update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, We use the AIR to calculate an updated annuity purchase rate based upon Your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, We calculate another updated annuity purchase rate using Our current annuity purchase rates for the Fixed Income Option on the date of Your reallocation;

  . Finally, We determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose You choose to reallocate 40% of Your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, Your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and Your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

  . Suppose You choose to reallocate 40% of Your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, Your income payment supported by Investment Division B will be increased by $40 and Your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, We first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in Your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

        1. Annuity Unit Value, beginning of period........... $ 10.20000
        2. "Experience factor" for period....................   1.023558
        3. Daily adjustment for 4% Assumed Investment Return.  .99989255
        4. (2) X (3).........................................   1.023448
        5. Annuity Unit Value, end of period (1) X (4)....... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date....................................   1,500.00
2. Accumulation Unit Value............................................................ $ 11.80000
3. Accumulation Unit Value of the Contract (1) X (2).................................. $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value...................... $     5.63
5. First monthly income payment (3) X (4) / 1,000..................................... $    99.65
6. Assume Annuity Unit Value as of Annuity Date equal to.............................. $ 10.80000
7. Number of Annuity Units (5) / (6)..................................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment). $ 10.97000
9. Second monthly Annuity Payment (7) X (8)........................................... $   101.22
10. Assume Annuity Unit Value for third month equal to................................ $ 10.52684
11. Next monthly Annuity Payment (7) X (10)........................................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time We advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market Investment Division, We state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds(R) and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

   For purposes of presentation of Non-Standard Performance, We may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, We calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with Our view of the present applicable law, We will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, We determine that We are permitted to vote the shares of the Portfolios in Our own right, We may elect to do so.

   Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if We or an affiliate determine that We are permitted to vote any such shares, in Our own right, We may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to Your Contract, in Your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds(R)' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at Your Administrative Office, but We may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.


         ACCUMULATION UNIT VALUES TABLES [TO BE UPDATED BY AMENDMENT]


   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Contract for each Investment Division from year-end to year-end (except the highest possible and lowest possible mix which are in the Prospectus).

       METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS B PORTFOLIOS
                                      AND
                     AMERICAN FUNDS(R) CLASS 2 PORTFOLIOS

   Charges for the Optional EDBs and the optional GMIBs are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max will result in a higher overall charge.

                                                                    1.25 SEPARATE ACCOUNT CHARGE
                                                           ----------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ -------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011     $ 9.43        $ 9.74    26,651,689.62

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.19          9.59    34,428,136.42

American Funds(R) Bond Investment Division (Class C)...... 2011      10.71         10.86     3,903,470.13

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.43          8.88    21,607,932.95

American Funds(R) Growth Investment Division (Class C).... 2011       8.21          8.70    17,290,974.41

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.71         10.06    52,439,006.83

AQR Global Risk Balanced Investment
  Division (Class B)...................................... 2011      10.20         10.61    29,489,897.74

Artio International Stock Investment Division (Class B)... 2011      10.99         11.01     3,776,314.57

Barclays Capital Aggregate Bond Index Investment
  Division (Class B)...................................... 2011      16.54         16.75    28,884,760.83

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      41.33         44.39       925,176.40

BlackRock Bond Income Investment Division (Class B)....... 2011      56.88         57.83     2,858,684.31

                                                                   1.25 SEPARATE ACCOUNT CHARGE
                                                          ----------------------------------------------
                                                                BEGINNING OF                NUMBER OF
                                                                    YEAR      END OF YEAR  ACCUMULATION
                                                                ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                       ---- -------------- ------------ -------------
BlackRock Global Tactical Strategies Investment Division
  (Class B).............................................. 2011    $  9.27       $  9.57    39,142,427.78

BlackRock Large Cap Core Investment
  Division (Class B)..................................... 2011      60.58         65.49       389,135.33

BlackRock Large Cap Value Investment
  Division (Class B)..................................... 2011      10.21         11.27     9,709,297.06

BlackRock Legacy Large Cap Growth Investment Division
  (Class B).............................................. 2011      27.99         29.12     2,541,342.82

BlackRock Money Market Investment
  Division (Class B)..................................... 2011      24.02         23.96     1,804,163.17

Clarion Global Real Estate Investment
  Division (Class B)..................................... 2011      12.58         13.43     8,200,052.38

Davis Venture Value Investment Division (Class B)........ 2011      29.20         31.96     7,861,376.38

Dreman Small Cap Value Investment Division (Class B)..... 2011      11.82         13.12       583,006.55

Harris Oakmark International Investment Division
  (Class B).............................................. 2011      17.08         17.12    10,899,004.55

Invesco Small Cap Growth Investment
  Division (Class B)..................................... 2011      14.47         15.75       883,526.54

Janus Forty Investment Division (Class B)................ 2011     142.93        148.24     1,179,824.64

Jennison Growth Investment Division (Class B)............ 2011       4.95          5.15     7,348,067.70

Lazard Mid Cap Investment Division (Class B)............. 2011      13.53         14.78     1,486,644.47

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)..................................... 2011       7.20          7.82     4,333,191.00

Loomis Sayles Global Markets Investment Division
  (Class B).............................................. 2011      12.10         12.77       866,891.11

Loomis Sayles Small Cap Core Investment Division
  (Class B).............................................. 2011      32.26         36.31     1,663,955.46

Lord Abbett Bond Debenture Investment Division
  (Class B).............................................. 2011      23.10         24.46     5,522,429.14

Met/Artisan Mid Cap Value Investment Division
  (Class B).............................................. 2011      29.42         32.39     1,530,638.68

Met/Eaton Vance Floating Rate Investment Division
  (Class B).............................................. 2011      10.02         10.30       228,398.91

Met/Dimensional International Small Company Investment
  Division (Class B)..................................... 2011      14.28         14.30       130,684.98

Met/Franklin Income Investment Division (Class B)........ 2011      10.49         11.24     4,545,106.28

Met/Franklin Low Duration Total Return Investment
  Division (Class B)..................................... 2011       9.72          9.77       371,470.99

Met/Franklin Mutual Shares Investment Division
  (Class B).............................................. 2011       8.08          8.77     2,997,757.80

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                        -----------------------------------------------
                                                              BEGINNING OF                 NUMBER OF
                                                                  YEAR      END OF YEAR   ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE       YEAR
-------------------                                     ---- -------------- ------------ --------------

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011     $ 8.82        $ 9.42      4,215,602.89

Met/Templeton Growth Investment Division (Class B)..... 2011       8.05          8.42      1,415,850.80

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.99         12.03        334,312.02

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.91         10.51      3,213,867.32

MetLife Balanced Plus Investment Division (Class B).... 2011       9.19          9.39     36,775,185.96

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.33         12.65     26,465,409.52

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.82         12.24     69,578,602.61

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      15.52         17.07      8,144,543.01

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.25         11.74    186,589,260.69

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.60         11.17     86,864,544.96

MetLife Stock Index Investment Division (Class B)...... 2011      36.64         39.93     14,624,119.22

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.86         10.16      2,124,917.48

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.78         12.98      6,669,158.46

MFS(R) Total Return Investment Division (Class B)...... 2011      43.89         46.45        826,082.65

MFS(R) Value Investment Division (Class B)............. 2011      11.03         12.04      7,522,386.23

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      11.13         11.25     14,595,718.30

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................ 2011      13.81         14.03      2,843,297.98

Neuberger Berman Genesis Investment Division
  (Class B)............................................ 2011      15.67         17.29      3,242,629.17

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................ 2011      21.16         23.47      7,124,065.55

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................ 2011       7.79          8.31      2,875,553.19

Oppenheimer Global Equity Investment Division
  (Class B)............................................ 2011      16.71         17.25      3,539,470.40

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................ 2011      15.00         15.29     22,060,834.54

PIMCO Total Return Investment Division (Class B)....... 2011      16.56         16.94     32,720,206.08

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                        ----------------------------------------------
                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ -------------

Pioneer Strategic Income Investment Division (Class B). 2011     $25.52        $26.17     1,217,423.97

Pyramis(R) Government Income Investment Division
  (Class B)............................................ 2011      10.62         10.76    10,522,294.15

RCM Technology Investment Division (Class B)........... 2011       6.21          6.25     8,293,969.11

Russell 2000(R) Index Investment Division (Class B).... 2011      15.37         17.36     4,329,427.86

SSgA Growth and Income ETF Investment Division
  (Class B)............................................ 2011      11.10         11.75    39,524,198.83

SSgA Growth ETF Investment Division (Class B).......... 2011      10.32         10.97     4,758,320.83

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................ 2011       9.62         10.33    11,726,128.73

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................ 2011      16.61         18.54     3,448,513.28

Van Eck Global Natural Resources Investment Division
  (Class B)............................................ 2011      14.87         15.53     1,148,333.46

Western Asset Management U.S. Government Investment
  Division (Class B)................................... 2011      18.39         18.50     6,310,303.78

AT 1.50 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2)................................... 2011      23.71         24.45     8,041,761.60

American Funds Growth-Income Investment Division
  (Class 2)............................................ 2011      92.02         98.48     2,636,733.23

--------
(a) Inception Date: October 7, 2011.

                                                                   1.35 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.43       $  9.73      700,497.55

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.16          9.56    1,224,203.58

American Funds(R) Bond Investment Division (Class C)...... 2011      10.67         10.82      246,741.63

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.40          8.85      317,356.58

American Funds(R) Growth Investment Division (Class C).... 2011       8.18          8.67      939,838.48

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.68         10.03    1,722,907.35

AQR Global Risk Balanced Investment Division
  (Class B)............................................... 2011      10.20         10.60      798,707.65

Artio International Stock Investment Division (Class B)... 2011      10.77         10.79       52,318.52

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      16.33         16.53      624,973.55

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      40.37         43.35       24,297.29

BlackRock Bond Income Investment Division (Class B)....... 2011      55.30         56.21       69,143.50

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.27          9.57      970,654.11

BlackRock Large Cap Core Investment Division
  (Class B)............................................... 2011      58.89         63.65            0.00

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011      10.12         11.16      116,109.80

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      27.52         28.63       62,047.96

BlackRock Money Market Investment Division (Class B)...... 2011      23.36         23.29       16,827.58

Clarion Global Real Estate Investment Division (Class B).. 2011      12.49         13.32      153,001.73

Davis Venture Value Investment Division (Class B)......... 2011      28.71         31.41      130,860.23

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.74         13.03       23,700.49

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.91         16.95      271,704.84

Invesco Small Cap Growth Investment Division (Class B).... 2011      14.33         15.59       15,181.29

Janus Forty Investment Division (Class B)................. 2011     138.77        143.89       30,783.56

Jennison Growth Investment Division (Class B)............. 2011       4.89          5.09      182,276.94

Lazard Mid Cap Investment Division (Class B).............. 2011      13.40         14.63       26,447.93

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       7.12          7.73      114,121.94

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Global Markets Investment Division
  (Class B)............................................ 2011     $12.03        $12.70       54,405.50

Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011      31.70         35.67       24,581.11

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      22.74         24.08       66,023.15

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      28.88         31.79       20,131.07

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011      10.01         10.29        6,640.87

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.24         14.26       16,064.16

Met/Franklin Income Investment Division (Class B)...... 2011      10.45         11.20       77,002.11

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.72          9.77       10,452.94

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       8.05          8.74      162,744.93

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.79          9.39       86,338.59

Met/Templeton Growth Investment Division (Class B)..... 2011       8.02          8.38       60,852.97

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.96         12.00       14,876.84

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.85         10.44       84,103.05

MetLife Balanced Plus Investment Division (Class B).... 2011       9.19          9.38      700,305.13

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.26         12.57      220,866.70

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.74         12.15      871,059.68

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      15.35         16.88      129,360.48

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.17         11.66    4,493,700.87

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.53         11.10      486,394.82

MetLife Stock Index Investment Division (Class B)...... 2011      35.87         39.07      268,726.58

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.81         10.10      122,880.91

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.65         12.84       89,309.20

MFS(R) Total Return Investment Division (Class B)...... 2011      42.83         45.32       19,864.37

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
MFS(R) Value Investment Division (Class B)............. 2011     $10.89        $11.88       86,797.73

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      10.98         11.10      279,685.96

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................ 2011      13.61         13.82       42,329.04

Neuberger Berman Genesis Investment Division
  (Class B)............................................ 2011      15.50         17.09        7,179.09

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................ 2011      20.88         23.16       88,624.27

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................ 2011       7.71          8.22       71,696.93

Oppenheimer Global Equity Investment Division
  (Class B)............................................ 2011      16.47         17.00       86,262.48

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................ 2011      14.87         15.16      591,119.67

PIMCO Total Return Investment Division (Class B)....... 2011      16.38         16.75      769,647.90

Pioneer Strategic Income Investment Division (Class B). 2011      25.08         25.71       45,485.11

Pyramis(R) Government Income Investment Division
  (Class B)............................................ 2011      10.61         10.75      231,236.05

RCM Technology Investment Division (Class B)........... 2011       6.14          6.18      131,758.98

Russell 2000(R) Index Investment Division (Class B).... 2011      15.18         17.13       63,220.27

SSgA Growth and Income ETF Investment Division
  (Class B)............................................ 2011      11.04         11.67    1,292,160.03

SSgA Growth ETF Investment Division (Class B).......... 2011      10.25         10.90      240,863.95

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................ 2011       9.52         10.22      299,055.09

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................ 2011      16.37         18.27       51,256.32

Van Eck Global Natural Resources Investment Division
  (Class B)............................................ 2011      14.82         15.48       72,618.13

Western Asset Management U.S. Government Investment
  Division (Class B)................................... 2011      18.08         18.19      183,151.82

AT 1.60 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2)................................... 2011      23.39         24.12      132,698.77

American Funds Growth-Income Investment Division
  (Class 2)............................................ 2011      89.50         95.77       36,229.64

--------
(a) Inception Date: October 7, 2011.

                                                                   1.40 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.43       $  9.73         173.34

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.15          9.54     304,131.75

American Funds(R) Bond Investment Division (Class C)...... 2011      10.66         10.80      43,706.46

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.38          8.83      14,120.95

American Funds(R) Growth Investment Division (Class C).... 2011       8.16          8.65     151,751.98

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.66         10.01     348,617.80

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.20         10.60         161.29

Artio International Stock Investment Division (Class B)... 2011      10.66         10.68       5,054.19

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      16.23         16.42     177,373.38

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      39.90         42.84       6,884.44

BlackRock Bond Income Investment Division (Class B)....... 2011      54.53         55.42      14,578.22

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.27          9.56         195.75

BlackRock Large Cap Core Investment Division (Class B).... 2011       8.58          9.27      26,110.47

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011      10.07         11.10      32,826.28

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      27.29         28.38      21,415.40

BlackRock Money Market Investment Division (Class B)...... 2011      22.94         22.87           0.00

Clarion Global Real Estate Investment Division (Class B).. 2011      12.44         13.27      13,586.18

Davis Venture Value Investment Division (Class B)......... 2011      28.46         31.14      20,100.64

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.70         12.99       3,971.72

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.83         16.86      46,883.06

Invesco Small Cap Growth Investment Division (Class B).... 2011      14.26         15.51       1,982.54

Janus Forty Investment Division (Class B)................. 2011     136.73        141.76       7,164.15

Jennison Growth Investment Division (Class B)............. 2011      11.69         12.17      24,210.48

Lazard Mid Cap Investment Division (Class B).............. 2011      13.33         14.56       7,146.54

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       7.09          7.69      27,927.13

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      12.00         12.67      15,970.54

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011     $31.42        $35.36        7,805.84

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      22.57         23.89       12,734.80

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      28.62         31.50        4,615.25

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011      10.00         10.28        5,193.73

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.22         14.24        1,359.73

Met/Franklin Income Investment Division (Class B)...... 2011      10.44         11.18       11,070.14

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.71          9.76          396.19

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       8.04          8.72       13,974.28

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.78          9.37        4,839.80

Met/Templeton Growth Investment Division (Class B)..... 2011       8.00          8.37        2,333.68

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.94         11.99        6,900.17

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.82         10.41          757.11

MetLife Balanced Plus Investment Division (Class B).... 2011       9.19          9.38          174.60

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.22         12.52      169,412.39

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.71         12.11      261,191.92

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      15.26         16.78       34,474.81

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.14         11.62    1,333,340.76

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.49         11.06       28,659.10

MetLife Stock Index Investment Division (Class B)...... 2011      35.48         38.65       67,254.89

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.78         10.08       24,822.94

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.58         12.77       19,581.50

MFS(R) Total Return Investment Division (Class B)...... 2011      42.31         44.76        4,725.22

MFS(R) Value Investment Division (Class B)............. 2011      13.21         14.42       17,131.30

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................. 2011     $10.91        $11.03      62,715.85

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011      13.51         13.72       6,509.23

Neuberger Berman Genesis Investment Division (Class B).. 2011      15.41         16.99         638.08

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      20.75         23.01      19,657.86

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.67          8.17      24,142.86

Oppenheimer Global Equity Investment Division (Class B). 2011      16.35         16.87      13,360.53

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.81         15.09     109,175.58

PIMCO Total Return Investment Division (Class B)........ 2011      16.30         16.66     182,183.85

Pioneer Strategic Income Investment Division (Class B).. 2011      24.87         25.49       8,175.17

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.61         10.75         358.68

RCM Technology Investment Division (Class B)............ 2011       6.11          6.15      21,560.45

Russell 2000(R) Index Investment Division (Class B)..... 2011      15.08         17.02      16,162.29

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      11.01         11.64     575,678.49

SSgA Growth ETF Investment Division (Class B)........... 2011      10.22         10.86       8,851.22

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.47         10.16      43,393.98

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      16.25         18.13      10,619.42

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.80         15.45      15,631.83

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      17.93         18.03      15,499.68

AT 1.65 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      23.24         23.95      19,441.96

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      88.27         94.44       6,351.11

--------
(a) Inception Date: October 7, 2011.

                                                                   1.45 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.42       $  9.73    1,270,161.57

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.13          9.52    3,313,456.04

American Funds(R) Bond Investment Division (Class C)...... 2011      10.64         10.78      542,176.12

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.37          8.82    2,155,405.09

American Funds(R) Growth Investment Division (Class C).... 2011       8.15          8.64    1,831,408.65

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.65          9.99    6,023,795.43

AQR Global Risk Balanced Investment Division
  (Class B)............................................... 2011      10.20         10.60    1,358,836.70

Artio International Stock Investment Division (Class B)... 2011      10.55         10.57      500,619.17

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      16.12         16.31    4,173,734.13

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      39.43         42.34      132,375.01

BlackRock Bond Income Investment Division (Class B)....... 2011      53.77         54.64      399,462.79

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.27          9.56    2,036,954.15

BlackRock Large Cap Core Investment Division
  (Class B)............................................... 2011      57.24         61.85       74,751.61

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011      10.02         11.05    1,180,555.02

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      27.06         28.14      349,149.32

BlackRock Money Market Investment Division (Class B)...... 2011      22.71         22.63      353,516.24

Clarion Global Real Estate Investment Division (Class B).. 2011      12.39         13.22    1,330,824.80

Davis Venture Value Investment Division (Class B)......... 2011      28.22         30.88    1,042,758.28

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.66         12.94       75,142.90

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.75         16.78    1,181,783.78

Invesco Small Cap Growth Investment Division (Class B).... 2011      14.18         15.43      165,431.97

Janus Forty Investment Division (Class B)................. 2011     134.73        139.66      174,889.46

Jennison Growth Investment Division (Class B)............. 2011       4.84          5.04    1,250,011.20

Lazard Mid Cap Investment Division (Class B).............. 2011      13.26         14.48      286,100.44

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       7.05          7.65      660,360.01

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ -------------
Loomis Sayles Global Markets Investment Division
  (Class B)............................................ 2011     $11.97        $12.63        96,524.90

Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011      31.15         35.04       217,256.18

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      22.39         23.70       929,050.20

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      28.35         31.20       262,737.90

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.99         10.27        46,500.83

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.20         14.21        19,490.86

Met/Franklin Income Investment Division (Class B)...... 2011      10.42         11.15       425,592.19

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.71          9.76        40,149.93

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       8.02          8.71       285,032.99

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.76          9.35       392,549.81

Met/Templeton Growth Investment Division (Class B)..... 2011       7.99          8.35       206,905.28

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.93         11.97        29,195.65

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.78         10.38       775,315.08

MetLife Balanced Plus Investment Division (Class B).... 2011       9.19          9.38     1,804,482.43

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.18         12.48     2,504,571.13

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.67         12.07     7,475,816.82

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      15.18         16.68     1,068,023.86

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.10         11.58    22,147,558.60

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.46         11.02    10,096,614.72

MetLife Stock Index Investment Division (Class B)...... 2011      35.11         38.23     2,276,452.07

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.75         10.05       245,529.91

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.51         12.70       843,429.54

MFS(R) Total Return Investment Division (Class B)...... 2011      41.79         44.21       126,149.10

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
MFS(R) Value Investment Division (Class B)............. 2011     $10.75        $11.73      978,775.54

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      10.84         10.96    2,175,900.58

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................ 2011      13.41         13.62      688,742.46

Neuberger Berman Genesis Investment Division
  (Class B)............................................ 2011      15.32         16.89      555,461.98

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................ 2011      20.62         22.86      952,078.56

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................ 2011       7.63          8.13      538,585.95

Oppenheimer Global Equity Investment Division
  (Class B)............................................ 2011      16.23         16.75      509,612.12

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................ 2011      14.75         15.03    3,484,395.56

PIMCO Total Return Investment Division (Class B)....... 2011      16.21         16.57    4,419,373.15

Pioneer Strategic Income Investment Division (Class B). 2011      24.65         25.27      214,494.92

Pyramis(R) Government Income Investment Division
  (Class B)............................................ 2011      10.61         10.75      667,464.67

RCM Technology Investment Division (Class B)........... 2011       6.07          6.11    1,493,606.86

Russell 2000(R) Index Investment Division (Class B).... 2011      14.98         16.90      609,813.85

SSgA Growth and Income ETF Investment Division
  (Class B)............................................ 2011      10.97         11.60    3,324,555.27

SSgA Growth ETF Investment Division (Class B).......... 2011      10.19         10.83      328,302.17

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................ 2011       9.42         10.11    1,486,930.40

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................ 2011      16.13         18.00      464,082.83

Van Eck Global Natural Resources Investment Division
  (Class B)............................................ 2011      14.78         15.43      104,535.58

Western Asset Management U.S. Government Investment
  Division (Class B)................................... 2011      17.78         17.88      798,682.88

AT 1.70 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2)................................... 2011      23.08         23.79    1,077,280.00

American Funds Growth-Income Investment Division
  (Class 2)............................................ 2011      87.06         93.13      423,179.38

--------
(a) Inception Date: October 7, 2011.

                                                                   1.50 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.42       $  9.72      354,625.73

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.11          9.51      715,201.03

American Funds(R) Bond Investment Division (Class C)...... 2011      10.62         10.76      140,268.94

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.35          8.80      592,500.82

American Funds(R) Growth Investment Division (Class C).... 2011       8.13          8.62      383,966.45

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.63          9.97    1,124,128.52

AQR Global Risk Balanced Investment Division
  (Class B)............................................... 2011      10.19         10.59      409,083.46

Artio International Stock Investment Division (Class B)... 2011      10.44         10.46       86,882.44

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      16.02         16.21      588,724.26

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      38.97         41.84       30,568.49

BlackRock Bond Income Investment Division (Class B)....... 2011      53.01         53.87       72,516.04

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.26          9.56      532,761.19

BlackRock Large Cap Core Investment Division
  (Class B)............................................... 2011      56.44         60.98        5,743.03

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.97         11.00      121,689.78

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      26.83         27.90       56,584.75

BlackRock Money Market Investment Division (Class B)...... 2011      22.39         22.32        3,301.21

Clarion Global Real Estate Investment Division (Class B).. 2011      12.35         13.17      159,733.04

Davis Venture Value Investment Division (Class B)......... 2011      27.99         30.61      117,517.98

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.63         12.90       19,039.31

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.66         16.69      185,328.08

Invesco Small Cap Growth Investment Division (Class B).... 2011      14.11         15.35       25,669.97

Janus Forty Investment Division (Class B)................. 2011     132.75        137.60       33,538.32

Jennison Growth Investment Division (Class B)............. 2011       4.81          5.01      160,650.72

Lazard Mid Cap Investment Division (Class B).............. 2011      13.20         14.41       21,863.71

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       7.01          7.61      106,870.94

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Global Markets Investment Division
  (Class B)............................................ 2011     $11.94        $12.59       28,492.20

Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011      30.88         34.74       19,998.60

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      22.22         23.52      120,620.48

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      28.09         30.91       25,481.23

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.99         10.26       14,803.09

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.18         14.19        5,272.29

Met/Franklin Income Investment Division (Class B)...... 2011      10.40         11.13      121,733.09

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.71          9.76       11,656.92

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       8.01          8.69      124,705.18

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.75          9.33       85,034.50

Met/Templeton Growth Investment Division (Class B)..... 2011       7.98          8.34       62,533.62

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.91         11.95        9,184.44

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.75         10.34       60,419.27

MetLife Balanced Plus Investment Division (Class B).... 2011       9.18          9.37      435,649.38

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.14         12.44      845,359.90

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.63         12.03    1,931,443.06

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      15.09         16.59      134,954.72

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.07         11.54    3,408,700.83

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.43         10.99      834,393.41

MetLife Stock Index Investment Division (Class B)...... 2011      34.73         37.82      260,646.69

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.73         10.02       82,986.42

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.45         12.63      108,824.82

MFS(R) Total Return Investment Division (Class B)...... 2011      41.29         43.67       20,510.69

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
MFS(R) Value Investment Division (Class B).............. 2011     $10.68        $11.65     127,058.25

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................. 2011      10.77         10.89     235,444.24

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011      13.32         13.52      65,707.22

Neuberger Berman Genesis Investment Division (Class B).. 2011      15.24         16.80      41,317.92

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      20.48         22.71     144,793.52

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.59          8.09      95,345.31

Oppenheimer Global Equity Investment Division (Class B). 2011      16.11         16.62      81,434.96

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.69         14.96     572,264.49

PIMCO Total Return Investment Division (Class B)........ 2011      16.12         16.48     607,907.44

Pioneer Strategic Income Investment Division (Class B).. 2011      24.44         25.05      28,591.84

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.60         10.74     164,178.70

RCM Technology Investment Division (Class B)............ 2011       6.04          6.08     269,936.66

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.89         16.79      81,213.05

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.94         11.57     989,652.61

SSgA Growth ETF Investment Division (Class B)........... 2011      10.16         10.80      93,111.19

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.37         10.05     231,521.01

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      16.02         17.87      63,179.05

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.76         15.41      32,332.05

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      17.63         17.73     104,343.44

AT 1.75 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      22.93         23.63     151,964.78

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      85.86         91.84      53,940.17

--------
(a) Inception Date: October 7, 2011.

                                                                   1.60 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.42       $  9.72           0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.08          9.47     625,136.28

American Funds(R) Bond Investment Division (Class C)...... 2011      10.58         10.72       3,578.50

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.33          8.77     458,398.08

American Funds(R) Growth Investment Division (Class C).... 2011       8.11          8.59      17,046.83

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.60          9.94     344,030.86

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.19         10.59           0.00

Artio International Stock Investment Division (Class B)... 2011      10.23         10.24     114,154.96

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.81         15.99     960,627.22

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      38.07         40.86      34,230.45

BlackRock Bond Income Investment Division (Class B)....... 2011      51.54         52.37      90,560.85

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.26          9.55           0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      54.86         59.26      20,092.73

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.88         10.89     255,339.11

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      26.38         27.42      65,183.77

BlackRock Money Market Investment Division (Class B)...... 2011      21.77         21.69          44.53

Clarion Global Real Estate Investment Division (Class B).. 2011      12.26         13.07     379,396.52

Davis Venture Value Investment Division (Class B)......... 2011      27.52         30.09     232,569.13

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.55         12.82           0.00

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.50         16.52     428,563.44

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.97         15.19      45,471.31

Janus Forty Investment Division (Class B)................. 2011     128.88        133.56      26,458.06

Jennison Growth Investment Division (Class B)............. 2011       4.76          4.95     262,756.56

Lazard Mid Cap Investment Division (Class B).............. 2011      13.07         14.26      35,294.31

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.94          7.52      80,192.49

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.87         12.52         668.28

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011     $30.34        $34.13       55,181.47

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      21.88         23.15      185,375.17

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      27.58         30.34       85,043.81

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.97         10.24            0.00

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.13         14.15            0.00

Met/Franklin Income Investment Division (Class B)...... 2011      10.36         11.09       64,419.92

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.71          9.75            0.00

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       7.98          8.66       38,314.49

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.72          9.30      118,235.45

Met/Templeton Growth Investment Division (Class B)..... 2011       7.95          8.31       14,055.43

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.88         11.92            0.00

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.69         10.27      201,197.36

MetLife Balanced Plus Investment Division (Class B).... 2011       9.18          9.37            0.00

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      12.06         12.36      693,399.32

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.56         11.95    1,881,823.46

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      14.92         16.40      248,258.06

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      11.00         11.46    4,212,109.36

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.36         10.91    3,234,319.70

MetLife Stock Index Investment Division (Class B)...... 2011      33.99         37.01      651,882.86

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.67          9.96        2,084.57

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.32         12.49      324,836.53

MFS(R) Total Return Investment Division (Class B)...... 2011      40.29         42.61       38,843.68

MFS(R) Value Investment Division (Class B)............. 2011      10.54         11.50      241,492.65

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................. 2011     $10.63        $10.74     493,952.54

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011      13.12         13.32     122,560.15

Neuberger Berman Genesis Investment Division (Class B).. 2011      15.06         16.61     197,376.09

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      20.22         22.41     238,737.31

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.50          8.00     115,159.09

Oppenheimer Global Equity Investment Division (Class B). 2011      15.88         16.38      81,469.99

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.56         14.83     375,395.10

PIMCO Total Return Investment Division (Class B)........ 2011      15.95         16.30     578,370.15

Pioneer Strategic Income Investment Division (Class B).. 2011      24.02         24.61       2,782.74

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.60         10.74           0.00

RCM Technology Investment Division (Class B)............ 2011       5.98          6.01     303,932.87

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.69         16.57     150,708.05

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.87         11.49     274,825.40

SSgA Growth ETF Investment Division (Class B)........... 2011      10.10         10.73     145,727.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.27          9.94     246,838.05

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.78         17.60     101,552.06

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.72         15.36         181.88

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      17.33         17.42     210,771.08

AT 1.85 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      22.62         23.31     296,003.82

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      83.52         89.31     107,196.01

--------
(a) Inception Date: October 7, 2011.

                                                                   1.65 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.42       $  9.71      58,398.55

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.07          9.45      25,977.29

American Funds(R) Bond Investment Division (Class C)...... 2011      10.56         10.70      31,173.38

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.31          8.75      37,674.58

American Funds(R) Growth Investment Division (Class C).... 2011       8.09          8.57      53,445.80

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.58          9.92     127,149.49

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.19         10.58      76,461.81

Artio International Stock Investment Division (Class B)... 2011      10.12         10.14      10,044.05

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.71         15.89     165,580.14

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      37.62         40.38       3,451.97

BlackRock Bond Income Investment Division (Class B)....... 2011      50.82         51.63      19,655.22

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.26          9.55     103,682.93

BlackRock Large Cap Core Investment Division (Class B).... 2011      54.09         58.42       1,806.56

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.83         10.84      21,281.63

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      26.15         27.19      10,262.52

BlackRock Money Market Investment Division (Class B)...... 2011      21.47         21.39     317,520.61

Clarion Global Real Estate Investment Division (Class B).. 2011      12.21         13.02      40,306.61

Davis Venture Value Investment Division (Class B)......... 2011      27.28         29.83      22,395.86

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.52         12.77       1,331.61

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.41         16.44      33,109.16

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.90         15.12       2,054.73

Janus Forty Investment Division (Class B)................. 2011     126.99        131.58       6,397.57

Jennison Growth Investment Division (Class B)............. 2011       4.73          4.92      10,168.70

Lazard Mid Cap Investment Division (Class B).............. 2011      13.00         14.19       2,374.96

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.90          7.48      11,470.45

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.84         12.49       1,846.54

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $30.08        $33.83       4,008.23

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      21.71         22.97      97,182.64

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      27.33         30.06       6,503.90

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.96         10.24       2,075.00

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      14.11         14.12       2,965.54

Met/Franklin Income Investment Division (Class B).......... 2011      10.35         11.07      29,960.18

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.70          9.75      16,056.26

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.97          8.64      19,806.24

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.70          9.28       9,548.87

Met/Templeton Growth Investment Division (Class B)......... 2011       7.93          8.29       2,115.55

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.87         11.91           0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.66         10.24       8,339.65

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.18          9.36      79,729.72

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      12.02         12.32     367,204.20

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.52         11.91     362,177.58

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.84         16.31      32,458.21

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.96         11.43     838,757.28

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.33         10.88     356,383.45

MetLife Stock Index Investment Division (Class B).......... 2011      33.63         36.61      55,533.46

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.65          9.93       7,513.65

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      12.25         12.43      11,573.46

MFS(R) Total Return Investment Division (Class B).......... 2011      39.80         42.08       3,737.38

MFS(R) Value Investment Division (Class B)................. 2011      10.48         11.42      14,636.11

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.56         10.67      71,557.02

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $13.03        $13.22      12,568.14

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.98         16.51       8,078.86

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      20.09         22.26      23,605.91

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.47          7.95      19,258.26

Oppenheimer Global Equity Investment Division (Class B). 2011      15.76         16.26       8,439.75

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.50         14.77     185,064.63

PIMCO Total Return Investment Division (Class B)........ 2011      15.87         16.21     162,544.82

Pioneer Strategic Income Investment Division (Class B).. 2011      23.81         24.39      15,235.11

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.60         10.73      30,352.58

RCM Technology Investment Division (Class B)............ 2011       5.95          5.98      39,014.47

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.60         16.47      17,496.95

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.84         11.46      68,826.88

SSgA Growth ETF Investment Division (Class B)........... 2011      10.07         10.69      19,725.38

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.22          9.89      31,667.89

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.67         17.47       7,151.98

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.69         15.33       7,182.36

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      17.18         17.28      63,750.08

AT 1.90 SEPARATE ACCOUNT CHARGE:
--------------------------------

American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      22.47         23.15      28,516.35

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      82.37         88.07      10,554.48

--------
(a) Inception Date: October 7, 2011.

                                                                   1.70 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.41       $  9.71       22,073.53

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.05          9.44      690,630.79

American Funds(R) Bond Investment Division (Class C)...... 2011      10.55         10.68        6,558.91

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.30          8.74    1,121,832.05

American Funds(R) Growth Investment Division (Class C).... 2011       8.08          8.56      108,510.89

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.56          9.90    1,114,620.29

AQR Global Risk Balanced Investment Division
  (Class B)............................................... 2011      10.18         10.58       17,426.97

Artio International Stock Investment Division (Class B)... 2011      10.02         10.03      212,082.93

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.61         15.79    2,047,871.67

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      37.19         39.90       56,216.66

BlackRock Bond Income Investment Division (Class B)....... 2011      50.11         50.90      168,420.66

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.25          9.54       28,101.93

BlackRock Large Cap Core Investment Division
  (Class B)............................................... 2011      53.33         57.60       33,670.67

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.79         10.79      439,855.08

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      25.93         26.95      134,915.21

BlackRock Money Market Investment Division (Class B)...... 2011      21.17         21.08      132,390.45

Clarion Global Real Estate Investment Division (Class B).. 2011      12.17         12.97      590,151.12

Davis Venture Value Investment Division (Class B)......... 2011      27.05         29.58      422,176.75

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.48         12.73        2,338.65

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.33         16.35      568,707.64

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.83         15.04       50,847.28

Janus Forty Investment Division (Class B)................. 2011     125.13        129.64       58,689.29

Jennison Growth Investment Division (Class B)............. 2011       4.70          4.89      265,087.27

Lazard Mid Cap Investment Division (Class B).............. 2011      12.94         14.12       84,642.29

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.86          7.44      251,646.93

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Global Markets Investment Division
  (Class B)............................................ 2011     $11.81        $12.45        8,845.77

Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011      29.82         33.53      100,455.61

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      21.55         22.79      335,826.21

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      27.08         29.78      129,478.03

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.96         10.23        4,699.89

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.09         14.10          469.41

Met/Franklin Income Investment Division (Class B)...... 2011      10.33         11.05      176,890.14

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.70          9.74       19,294.14

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       7.95          8.63       75,652.87

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.69          9.27      176,923.24

Met/Templeton Growth Investment Division (Class B)..... 2011       7.92          8.28       39,722.38

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.85         11.89          320.99
MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.63         10.20      289,597.47

MetLife Balanced Plus Investment Division (Class B).... 2011       9.18          9.36       33,057.57

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      11.98         12.28    1,060,803.91

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.48         11.87    3,049,295.30

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      14.75         16.21      516,917.97

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      10.92         11.39    7,153,548.23

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.29         10.84    5,379,939.70

MetLife Stock Index Investment Division (Class B)...... 2011      33.27         36.22    1,245,019.27

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.62          9.90        6,735.36

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.19         12.36      346,186.10

MFS(R) Total Return Investment Division (Class B)...... 2011      39.31         41.57       54,926.07

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
MFS(R) Value Investment Division (Class B)............. 2011     $10.41        $11.35      334,795.09

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      10.50         10.60    1,113,726.53

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................ 2011      12.93         13.12      149,387.78

Neuberger Berman Genesis Investment Division
  (Class B)............................................ 2011      14.90         16.42      216,512.39

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................ 2011      19.96         22.12      513,179.82

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................ 2011       7.43          7.91      171,418.41

Oppenheimer Global Equity Investment Division
  (Class B)............................................ 2011      15.65         16.14      182,740.84

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................ 2011      14.44         14.71      757,531.33

PIMCO Total Return Investment Division (Class B)....... 2011      15.78         16.13    1,199,554.25

Pioneer Strategic Income Investment Division (Class B). 2011      23.61         24.18        5,288.97

Pyramis(R) Government Income Investment Division
  (Class B)............................................ 2011      10.59         10.73        5,768.85

RCM Technology Investment Division (Class B)........... 2011       5.91          5.95      656,456.55

Russell 2000(R) Index Investment Division (Class B).... 2011      14.51         16.36      352,163.58

SSgA Growth and Income ETF Investment Division
  (Class B)............................................ 2011      10.81         11.42      802,882.00

SSgA Growth ETF Investment Division (Class B).......... 2011      10.04         10.66      150,488.40

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................ 2011       9.17          9.83      715,781.96

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................ 2011      15.55         17.34      169,744.18

Van Eck Global Natural Resources Investment Division
  (Class B)............................................ 2011      14.67         15.31        3,173.04

Western Asset Management U.S. Government Investment
  Division (Class B)................................... 2011      17.04         17.13      337,356.88

AT 1.95 SEPARATE ACCOUNT CHARGE:
--------------------------------

American Funds Global Small Capitalization Investment
  Division (Class 2)................................... 2011      22.32         22.99      555,102.58

American Funds Growth-Income Investment Division
  (Class 2)............................................ 2011      81.24         86.85      211,540.78

--------
(a) Inception Date: October 7, 2011.

                                                                   1.75 SEPARATE ACCOUNT CHARGE
                            -                              ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.41       $  9.71          0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.04          9.42     76,930.92

American Funds(R) Bond Investment Division (Class C)...... 2011      10.53         10.66      3,497.60

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.28          8.72     65,253.51

American Funds(R) Growth Investment Division (Class C).... 2011       8.06          8.54      5,904.77

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.55          9.88     44,954.67

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.18         10.57          0.00

Artio International Stock Investment Division (Class B)... 2011       9.92          9.93      4,102.42

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.51         15.68      4,825.32

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      36.75         39.43         19.30

BlackRock Bond Income Investment Division (Class B)....... 2011      49.41         50.18      1,042.77

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.25          9.54          0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      52.58         56.78          0.00

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.74         10.73      1,781.60

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      25.72         26.72      4,297.62

BlackRock Money Market Investment Division (Class B)...... 2011      20.87         20.79          0.00

Clarion Global Real Estate Investment Division (Class B).. 2011      12.12         12.92      9,389.31

Davis Venture Value Investment Division (Class B)......... 2011      26.83         29.33        551.92

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.44         12.69          0.00

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.25         16.27        107.19

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.76         14.96          0.00

Janus Forty Investment Division (Class B)................. 2011     123.29        127.72      1,703.39

Jennison Growth Investment Division (Class B)............. 2011       4.67          4.86          0.00

Lazard Mid Cap Investment Division (Class B).............. 2011      12.87         14.04          0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.83          7.40          0.00

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.77         12.42      3,125.89

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $29.56        $33.23         608.75

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      21.38         22.61         708.18

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      26.83         29.50           0.00

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.95         10.22           0.00

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      14.07         14.08           0.00

Met/Franklin Income Investment Division (Class B).......... 2011      10.31         11.03       6,926.28

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.70          9.74           0.00

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.94          8.61       1,721.37

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.67          9.25           0.00

Met/Templeton Growth Investment Division (Class B)......... 2011       7.91          8.26         456.54

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.84         11.88           0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.60         10.17           0.00

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.17          9.36           0.00

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.94         12.24       4,740.14

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.45         11.83      31,656.67

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.67         16.12         628.91

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.89         11.35     138,581.05

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.26         10.80      52,642.71

MetLife Stock Index Investment Division (Class B).......... 2011      32.92         35.83       2,668.71

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.60          9.88       2,281.54

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      12.12         12.29         143.50

MFS(R) Total Return Investment Division (Class B).......... 2011      38.84         41.06       9,867.25

MFS(R) Value Investment Division (Class B)................. 2011      10.34         11.28           0.00

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.43         10.53       1,654.64

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.84        $13.02          0.00

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.81         16.32          0.00

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.83         21.97        365.37

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.39          7.87      2,563.09

Oppenheimer Global Equity Investment Division (Class B). 2011      15.53         16.02          0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.38         14.64     21,343.65

PIMCO Total Return Investment Division (Class B)........ 2011      15.70         16.04      6,503.40

Pioneer Strategic Income Investment Division (Class B).. 2011      23.40         23.97        780.51

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.59         10.73          0.00

RCM Technology Investment Division (Class B)............ 2011       5.88          5.92     16,042.85

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.41         16.25        258.61

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.78         11.39     33,740.63

SSgA Growth ETF Investment Division (Class B)........... 2011      10.01         10.63      7,294.04

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.12          9.78      2,008.40

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.44         17.22        213.99

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.65         15.28          0.00

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.90         16.98      2,158.89

AT 2.00 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      22.17         22.83          0.00

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      80.12         85.65        239.51

--------
(a) Inception Date: October 7, 2011.

                                                                   1.80 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.41       $  9.70    1,322,676.10

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.02          9.40    1,838,176.62

American Funds(R) Bond Investment Division (Class C)...... 2011      10.51         10.64      546,724.94

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.27          8.70      286,193.15

American Funds(R) Growth Investment Division (Class C).... 2011       8.05          8.53    1,058,069.80

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.53          9.86    1,153,465.72

AQR Global Risk Balanced Investment Division
  (Class B)............................................... 2011      10.18         10.57    1,615,390.38

Artio International Stock Investment Division (Class B)... 2011       9.82          9.83       49,139.68

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.41         15.58    1,093,957.58

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      36.32         38.97       45,837.99

BlackRock Bond Income Investment Division (Class B)....... 2011      48.72         49.48      121,223.91

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.25          9.54    2,027,623.68

BlackRock Large Cap Core Investment Division
  (Class B)............................................... 2011      51.84         55.98            0.00

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.69         10.68      220,084.10

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      25.50         26.50       67,559.76

BlackRock Money Market Investment Division (Class B)...... 2011      20.58         20.49       17,633.89

Clarion Global Real Estate Investment Division (Class B).. 2011      12.08         12.87       95,186.17

Davis Venture Value Investment Division (Class B)......... 2011      26.60         29.08      125,388.40

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.40         12.65       29,029.86

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.17         16.19      229,654.05

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.70         14.89       17,731.48

Janus Forty Investment Division (Class B)................. 2011     121.48        125.83       37,938.74

Jennison Growth Investment Division (Class B)............. 2011       4.65          4.83      125,414.00

Lazard Mid Cap Investment Division (Class B).............. 2011      12.81         13.97       21,672.33

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.79          7.36      213,263.78

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Global Markets Investment Division
  (Class B)............................................ 2011     $11.74        $12.38       81,247.20

Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011      29.30         32.94       29,628.70

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      21.22         22.44       83,185.53

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      26.58         29.23       29,960.94

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.94         10.21       18,545.45

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.05         14.06       10,349.27

Met/Franklin Income Investment Division (Class B)...... 2011      10.29         11.01      298,145.13

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.70          9.74       13,601.15

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       7.93          8.59       61,237.89

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.66          9.23       53,171.18

Met/Templeton Growth Investment Division (Class B)..... 2011       7.89          8.25       39,611.30

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.83         11.86       12,368.58

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.57         10.14        9,696.02

MetLife Balanced Plus Investment Division (Class B).... 2011       9.17          9.35    2,322,955.42

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      11.90         12.19      695,800.06

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.41         11.79    1,329,907.30

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      14.59         16.03      181,367.00

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      10.85         11.31    4,555,136.95

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.23         10.77      506,698.68

MetLife Stock Index Investment Division (Class B)...... 2011      32.57         35.44      504,160.78

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.57          9.85      103,027.99

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      12.06         12.23       63,205.32

MFS(R) Total Return Investment Division (Class B)...... 2011      38.36         40.55       14,138.39

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
MFS(R) Value Investment Division (Class B)............. 2011     $10.28        $11.20      107,844.51

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      10.36         10.46      410,454.12

Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................ 2011      12.75         12.93       59,018.84

Neuberger Berman Genesis Investment Division
  (Class B)............................................ 2011      14.73         16.23       13,566.94

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................ 2011      19.70         21.83      110,979.58

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................ 2011       7.35          7.83      100,451.39

Oppenheimer Global Equity Investment Division
  (Class B)............................................ 2011      15.42         15.90      101,744.56

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................ 2011      14.32         14.58      668,835.40

PIMCO Total Return Investment Division (Class B)....... 2011      15.62         15.95      911,418.36

Pioneer Strategic Income Investment Division (Class B). 2011      23.20         23.76      101,585.06

Pyramis(R) Government Income Investment Division
  (Class B)............................................ 2011      10.59         10.72    1,142,464.42

RCM Technology Investment Division (Class B)........... 2011       5.85          5.88      184,152.41

Russell 2000(R) Index Investment Division (Class B).... 2011      14.32         16.14       70,522.39

SSgA Growth and Income ETF Investment Division
  (Class B)............................................ 2011      10.74         11.35    1,051,357.78

SSgA Growth ETF Investment Division (Class B).......... 2011       9.98         10.59      257,556.54

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................ 2011       9.07          9.73      339,619.94

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................ 2011      15.33         17.09       89,152.64

Van Eck Global Natural Resources Investment Division
  (Class B)............................................ 2011      14.63         15.26      113,362.29

Western Asset Management U.S. Government Investment
  Division (Class B)................................... 2011      16.75         16.84      129,179.68

AT 2.05 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2)................................... 2011      22.02         22.68      125,594.59

American Funds Growth-Income Investment Division
  (Class 2)............................................ 2011      79.02         84.46       50,113.78

--------
(a) Inception Date: October 7, 2011.

                                                                   1.85 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.41       $  9.70       8,434.07

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       9.00          9.38     107,643.05

American Funds(R) Bond Investment Division (Class C)...... 2011      10.49         10.62       1,048.32

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.25          8.69     227,683.77

American Funds(R) Growth Investment Division (Class C).... 2011       8.04          8.51       1,678.83

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.51          9.84     147,367.31

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.18         10.57      10,654.14

Artio International Stock Investment Division (Class B)... 2011       9.72          9.73      59,636.67

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.31         15.48     292,326.64

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      35.90         38.51      13,552.42

BlackRock Bond Income Investment Division (Class B)....... 2011      48.04         48.78      26,212.18

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.25          9.53       8,451.37

BlackRock Large Cap Core Investment Division (Class B).... 2011      51.12         55.18      16,081.92

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.65         10.63      96,897.27

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      25.28         26.27      56,007.83

BlackRock Money Market Investment Division (Class B)...... 2011      20.29         20.21      15,023.94

Clarion Global Real Estate Investment Division (Class B).. 2011      12.03         12.82     149,165.50

Davis Venture Value Investment Division (Class B)......... 2011      26.37         28.83      82,194.53

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.37         12.60         977.72

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.09         16.10     102,662.39

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.63         14.81       5,897.91

Janus Forty Investment Division (Class B)................. 2011     119.70        123.97      11,927.68

Jennison Growth Investment Division (Class B)............. 2011       4.62          4.81     145,128.63

Lazard Mid Cap Investment Division (Class B).............. 2011      12.74         13.90      15,243.07

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.75          7.32      59,353.57

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.71         12.35       1,344.27

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $29.05        $32.65      19,405.16

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      21.05         22.26      58,326.73

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      26.34         28.96      28,001.57

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.94         10.20           0.00

Met/Dimensional International Small Company
  Investment Division (Class B)............................ 2011      14.03         14.03         856.44

Met/Franklin Income Investment Division (Class B).......... 2011      10.27         10.99      51,071.83

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.69          9.73           0.00

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.91          8.58      12,112.32

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.64          9.21      39,217.91

Met/Templeton Growth Investment Division (Class B)......... 2011       7.88          8.23       3,156.99

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.81         11.84           0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.53         10.10      39,482.38

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.17          9.35      16,926.86

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.87         12.15     247,274.72

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.37         11.76     689,434.95

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.51         15.93      92,308.98

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.82         11.28     790,039.66

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.19         10.73     607,712.81

MetLife Stock Index Investment Division (Class B).......... 2011      32.22         35.06     171,126.61

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.54          9.82       2,908.46

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      11.99         12.16      62,231.60

MFS(R) Total Return Investment Division (Class B).......... 2011      37.90         40.06      30,280.10

MFS(R) Value Investment Division (Class B)................. 2011      10.21         11.13      83,615.84

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.30         10.40     180,398.85

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.65        $12.83      34,027.59

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.65         16.14      64,459.75

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.58         21.69     114,900.12

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.31          7.78      61,198.61

Oppenheimer Global Equity Investment Division (Class B). 2011      15.31         15.78      60,874.45

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.26         14.52     190,819.19

PIMCO Total Return Investment Division (Class B)........ 2011      15.53         15.87     168,837.45

Pioneer Strategic Income Investment Division (Class B).. 2011      23.00         23.55       2,399.47

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.59         10.72       2,190.56

RCM Technology Investment Division (Class B)............ 2011       5.82          5.85     150,354.41

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.23         16.04      63,260.44

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.71         11.31      64,333.23

SSgA Growth ETF Investment Division (Class B)........... 2011       9.95         10.56      30,414.23

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       9.02          9.68     118,556.02

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.22         16.96      46,691.58

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.61         15.24         168.86

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.61         16.69      73,064.82

AT 2.10 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.87         22.52     123,236.33

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      77.94         83.29      43,369.33

--------
(a) Inception Date: October 7, 2011.

                                                                   1.90 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.41       $  9.70           0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       8.99          9.37      17,918.22

American Funds(R) Bond Investment Division (Class C)...... 2011      10.47         10.60           0.00

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.24          8.67     222,613.88

American Funds(R) Growth Investment Division (Class C).... 2011       8.02          8.50           0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.50          9.83     119,127.37

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.17         10.56           0.00

Artio International Stock Investment Division (Class B)... 2011       9.62          9.63      41,408.02

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.21         15.38     425,655.66

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      35.48         38.05      14,094.02

BlackRock Bond Income Investment Division (Class B)....... 2011      47.37         48.09      21,184.14

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.25          9.53           0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      50.40         54.40       6,227.61

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.60         10.58      53,100.64

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      25.07         26.04      19,213.45

BlackRock Money Market Investment Division (Class B)...... 2011      20.01         19.92      91,698.99

Clarion Global Real Estate Investment Division (Class B).. 2011      11.99         12.77      97,804.00

Davis Venture Value Investment Division (Class B)......... 2011      26.15         28.58      61,723.15

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.33         12.56           0.00

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      16.01         16.02      93,815.40

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.56         14.73       7,758.67

Janus Forty Investment Division (Class B)................. 2011     117.94        122.14      12,544.74

Jennison Growth Investment Division (Class B)............. 2011       4.59          4.78     104,116.98

Lazard Mid Cap Investment Division (Class B).............. 2011      12.68         13.83      12,222.24

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.72          7.28      32,838.09

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.68         12.31           0.00

                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR      END OF YEAR  ACCUMULATION
                                                              ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                     YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                     ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)............................................ 2011     $28.80        $32.36       15,495.21

Lord Abbett Bond Debenture Investment Division
  (Class B)............................................ 2011      20.89         22.09       75,538.38

Met/Artisan Mid Cap Value Investment Division
  (Class B)............................................ 2011      26.09         28.69       10,591.13

Met/Eaton Vance Floating Rate Investment Division
  (Class B)............................................ 2011       9.93         10.19            0.00

Met/Dimensional International Small Company Investment
  Division (Class B)................................... 2011      14.01         14.01            0.00

Met/Franklin Income Investment Division (Class B)...... 2011      10.26         10.97       17,328.70

Met/Franklin Low Duration Total Return Investment
  Division (Class B)................................... 2011       9.69          9.73            0.00

Met/Franklin Mutual Shares Investment Division
  (Class B)............................................ 2011       7.90          8.56        7,339.09

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)................................... 2011       8.63          9.20       22,126.52

Met/Templeton Growth Investment Division (Class B)..... 2011       7.87          8.22        2,064.61

Met/Templeton International Bond Investment Division
  (Class B)............................................ 2011      11.80         11.83            0.00

MetLife Aggressive Strategy Investment Division
  (Class B)............................................ 2011       9.50         10.07       30,722.28

MetLife Balanced Plus Investment Division (Class B).... 2011       9.17          9.35            0.00

MetLife Conservative Allocation Investment Division
  (Class B)............................................ 2011      11.83         12.11      238,437.67

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)................................... 2011      11.34         11.72      376,381.65

MetLife Mid Cap Stock Index Investment Division
  (Class B)............................................ 2011      14.42         15.84      113,987.33

MetLife Moderate Allocation Investment Division
  (Class B)............................................ 2011      10.78         11.24      957,458.28

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)................................... 2011      10.16         10.70    1,316,678.75

MetLife Stock Index Investment Division (Class B)...... 2011      31.88         34.68      308,103.12

MFS(R) Emerging Markets Equity Investment Division
  (Class B)............................................ 2011       9.52          9.79            0.00

MFS(R) Research International Investment Division
  (Class B)............................................ 2011      11.93         12.09       64,875.97

MFS(R) Total Return Investment Division (Class B)...... 2011      37.44         39.56       12,485.29

MFS(R) Value Investment Division (Class B)............. 2011      10.14         11.06       56,589.83

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)............................................ 2011      10.23         10.33      287,636.39

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.56        $12.74      28,497.50

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.56         16.04      37,288.47

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.45         21.54      68,129.20

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.27          7.74      52,590.38

Oppenheimer Global Equity Investment Division (Class B). 2011      15.20         15.66      54,762.86

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.20         14.45      93,195.87

PIMCO Total Return Investment Division (Class B)........ 2011      15.45         15.78     215,060.45

Pioneer Strategic Income Investment Division (Class B).. 2011      22.80         23.35           0.00

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.59         10.71           0.00

RCM Technology Investment Division (Class B)............ 2011       5.79          5.82     129,849.26

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.14         15.93      68,344.22

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.68         11.28      74,525.86

SSgA Growth ETF Investment Division (Class B)........... 2011       9.92         10.53       4,090.64

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       8.97          9.62     154,367.10

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.11         16.84      27,898.70

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.59         15.21           0.00

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.47         16.55      62,418.05

AT 2.15 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.73         22.37     135,671.51

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      76.86         82.14      38,087.95

--------
(a) Inception Date: October 7, 2011.

                                                                   1.95 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.40       $  9.70          0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       8.97          9.35          0.00

American Funds(R) Bond Investment Division (Class C)...... 2011      10.45         10.58          0.00

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.23          8.66          0.00

American Funds(R) Growth Investment Division (Class C).... 2011       8.01          8.48          0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.48          9.81      2,785.75

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.17         10.56          0.00

Artio International Stock Investment Division (Class B)... 2011       9.52          9.53      2,877.52

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.11         15.27     20,842.41

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      35.07         37.61        943.93

BlackRock Bond Income Investment Division (Class B)....... 2011      46.71         47.42      3,282.15

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.24          9.53          0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      49.69         53.63        359.92

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.56         10.53      5,420.96

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      24.86         25.82      1,211.60

BlackRock Money Market Investment Division (Class B)...... 2011      19.73         19.64          0.00

Clarion Global Real Estate Investment Division (Class B).. 2011      11.94         12.72      6,829.78

Davis Venture Value Investment Division (Class B)......... 2011      25.93         28.34      5,112.61

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.29         12.52         95.96

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      15.93         15.94      7,022.42

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.49         14.66      2,944.17

Janus Forty Investment Division (Class B)................. 2011     116.21        120.33        512.24

Jennison Growth Investment Division (Class B)............. 2011       4.57          4.75          0.00

Lazard Mid Cap Investment Division (Class B).............. 2011      12.62         13.76          0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.68          7.24      7,100.97

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.65         12.28          0.00

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $28.55        $32.08      1,560.38

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      20.73         21.92      8,553.00

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      25.86         28.42      1,533.54

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.92         10.18          0.00

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      13.99         13.99          0.00

Met/Franklin Income Investment Division (Class B).......... 2011      10.24         10.95          0.00

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.69          9.73      9,298.29

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.89          8.55          0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.61          9.18          0.00

Met/Templeton Growth Investment Division (Class B)......... 2011       7.85          8.20          0.00

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.78         11.81          0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.47         10.03          0.00

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.17          9.34          0.00

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.79         12.07     11,995.41

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.30         11.68     40,818.73

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.34         15.75      9,110.36

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.75         11.20     47,889.21

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.13         10.66     90,387.04

MetLife Stock Index Investment Division (Class B).......... 2011      31.54         34.31     13,420.07

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.49          9.77        173.78

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      11.87         12.03      7,793.39

MFS(R) Total Return Investment Division (Class B).......... 2011      36.98         39.08        711.40

MFS(R) Value Investment Division (Class B)................. 2011      10.08         10.98        874.08

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.16         10.26     20,201.54

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.47        $12.64      3,557.79

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.48         15.95      2,506.66

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.33         21.40     11,493.65

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.23          7.70      5,518.67

Oppenheimer Global Equity Investment Division (Class B). 2011      15.09         15.55      7,789.52

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.14         14.39     11,386.99

PIMCO Total Return Investment Division (Class B)........ 2011      15.37         15.69      8,808.87

Pioneer Strategic Income Investment Division (Class B).. 2011      22.61         23.14        309.04

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.58         10.71          0.00

RCM Technology Investment Division (Class B)............ 2011       5.76          5.79      7,833.97

Russell 2000(R) Index Investment Division (Class B)..... 2011      14.04         15.83      4,593.59

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.65         11.24          0.00

SSgA Growth ETF Investment Division (Class B)........... 2011       9.89         10.50          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       8.93          9.57      5,683.38

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      15.00         16.71      1,833.06

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.56         15.19          0.00

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.33         16.41      3,893.84

AT 2.20 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.58         22.22      9,663.04

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      75.81         81.00      3,550.46

--------
(a) Inception Date: October 7, 2011.

                                                                   2.00 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.40       $  9.69     121,169.18

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       8.96          9.33     326,943.51

American Funds(R) Bond Investment Division (Class C)...... 2011      10.44         10.56      50,781.89

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.21          8.64      11,066.56

American Funds(R) Growth Investment Division (Class C).... 2011       7.99          8.46     153,709.12

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.46          9.79     544,723.97

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.17         10.56     118,460.62

Artio International Stock Investment Division (Class B)... 2011       9.42          9.43       3,909.51

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      15.02         15.17     163,276.23

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      34.66         37.16       8,392.66

BlackRock Bond Income Investment Division (Class B)....... 2011      46.06         46.75       7,833.19

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.24          9.52     189,221.64

BlackRock Large Cap Core Investment Division (Class B).... 2011      48.99         52.87         204.49

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.51         10.48      84,733.72

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      24.65         25.60      12,003.14

BlackRock Money Market Investment Division (Class B)...... 2011      19.45         19.36      20,543.08

Clarion Global Real Estate Investment Division (Class B).. 2011      11.90         12.68      15,008.90

Davis Venture Value Investment Division (Class B)......... 2011      25.71         28.09       7,041.54

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.26         12.48       5,356.86

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      15.85         15.86      20,465.85

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.42         14.58       2,474.75

Janus Forty Investment Division (Class B)................. 2011     114.50        118.55       4,758.50

Jennison Growth Investment Division (Class B)............. 2011       4.54          4.72       5,947.73

Lazard Mid Cap Investment Division (Class B).............. 2011      12.55         13.69       2,526.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.65          7.20       5,679.72

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.61         12.24       6,425.11

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $28.30        $31.80         814.48

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      20.57         21.75      11,851.59

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      25.62         28.16       5,414.85

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.91         10.18         103.37

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      13.97         13.97       1,427.38

Met/Franklin Income Investment Division (Class B).......... 2011      10.22         10.93       5,375.82

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.69          9.72           0.00

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.87          8.53       5,287.67

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.60          9.16      18,787.98

Met/Templeton Growth Investment Division (Class B)......... 2011       7.84          8.19      35,481.54

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.77         11.80       3,551.12

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.44         10.00      13,058.13

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.16          9.34     132,446.18

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.75         12.03      81,614.85

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.26         11.64     246,781.03

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.26         15.66      37,367.51

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.72         11.16     744,956.34

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.10         10.62      49,028.51

MetLife Stock Index Investment Division (Class B).......... 2011      31.20         33.94      89,053.88

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.47          9.74      18,168.57

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      11.80         11.96       2,050.25

MFS(R) Total Return Investment Division (Class B).......... 2011      36.53         38.60       2,201.40

MFS(R) Value Investment Division (Class B)................. 2011      10.01         10.91      19,147.06

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.10         10.19      78,802.45

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.38        $12.55      6,725.96

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.40         15.86          0.00

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.20         21.26      8,115.78

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.19          7.66      5,906.39

Oppenheimer Global Equity Investment Division (Class B). 2011      14.98         15.43      5,402.49

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.08         14.33     67,883.43

PIMCO Total Return Investment Division (Class B)........ 2011      15.29         15.61     83,164.88

Pioneer Strategic Income Investment Division (Class B).. 2011      22.41         22.94      5,982.14

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.58         10.71     87,791.06

RCM Technology Investment Division (Class B)............ 2011       5.73          5.76     40,957.47

Russell 2000(R) Index Investment Division (Class B)..... 2011      13.95         15.72     22,062.84

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.61         11.21     92,818.79

SSgA Growth ETF Investment Division (Class B)........... 2011       9.86         10.46          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       8.88          9.52     20,934.05

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      14.89         16.59      2,713.53

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.54         15.16      2,308.38

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.19         16.27     11,190.07

AT 2.25 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.43         22.07     26,995.71

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      74.77         79.88     10,785.27

--------
(a) Inception Date: October 7, 2011.

                                                                   2.05 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.40       $  9.69           0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       8.94          9.31      56,539.18

American Funds(R) Bond Investment Division (Class C)...... 2011      10.42         10.54      21,283.41

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.20          8.62      60,887.71

American Funds(R) Growth Investment Division (Class C).... 2011       7.98          8.45      62,852.12

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.45          9.77     152,975.72

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.17         10.55           0.00

Artio International Stock Investment Division (Class B)... 2011       9.33          9.33      31,258.45

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      14.92         15.08     234,901.53

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      34.25         36.73       7,095.74

BlackRock Bond Income Investment Division (Class B)....... 2011      45.41         46.09      13,350.43

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.24          9.52           0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      48.30         52.12       3,407.29

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.47         10.43      51,536.70

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      24.44         25.38      29,062.09

BlackRock Money Market Investment Division (Class B)...... 2011      19.18         19.09           0.00

Clarion Global Real Estate Investment Division (Class B).. 2011      11.87         12.65      66,140.78

Davis Venture Value Investment Division (Class B)......... 2011      25.50         27.85      32,821.66

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.22         12.44      16,252.18

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      15.77         15.78      67,568.31

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.36         14.51      43,483.34

Janus Forty Investment Division (Class B)................. 2011     112.82        116.80       8,093.35

Jennison Growth Investment Division (Class B)............. 2011       4.52          4.69      43,416.71

Lazard Mid Cap Investment Division (Class B).............. 2011      12.49         13.62      15,211.89

Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.61          7.16      12,316.43

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.58         12.21      16,711.36

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $28.05        $31.52      12,246.95

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      20.41         21.58      39,640.28

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      25.38         27.89      17,073.51

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.91         10.17          57.48

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      13.95         13.95           0.00

Met/Franklin Income Investment Division (Class B).......... 2011      10.20         10.91       3,600.95

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.69          9.72       9,524.04

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.86          8.52       2,405.54

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.58          9.15       9,627.03

Met/Templeton Growth Investment Division (Class B)......... 2011       7.83          8.17       1,202.27

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.75         11.78           0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.41          9.97       3,178.47

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.16          9.34           0.00

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.71         11.99     198,144.68

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.23         11.60     123,990.92

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.18         15.57      72,962.46

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.68         11.13     657,704.57

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.06         10.59     544,817.85

MetLife Stock Index Investment Division (Class B).......... 2011      30.87         33.57     129,584.67

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.44          9.71      15,367.97

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      11.74         11.90      34,739.71

MFS(R) Total Return Investment Division (Class B).......... 2011      36.09         38.13       6,109.91

MFS(R) Value Investment Division (Class B)................. 2011       9.95         10.84      31,785.71

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011      10.03         10.13      99,290.99

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.29        $12.46      26,713.74

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.32         15.77      20,589.40

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      19.08         21.12      38,593.02

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.15          7.61      18,660.87

Oppenheimer Global Equity Investment Division (Class B). 2011      14.87         15.32      29,824.08

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      14.02         14.27      50,885.16

PIMCO Total Return Investment Division (Class B)........ 2011      15.21         15.52     175,720.58

Pioneer Strategic Income Investment Division (Class B).. 2011      22.22         22.74      21,394.23

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.58         10.70           0.00

RCM Technology Investment Division (Class B)............ 2011       5.70          5.72     128,984.56

Russell 2000(R) Index Investment Division (Class B)..... 2011      13.86         15.62      33,343.31

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.58         11.17     329,553.88

SSgA Growth ETF Investment Division (Class B)........... 2011       9.83         10.43      23,889.08

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       8.83          9.47     134,850.19

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      14.78         16.47      26,835.49

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.52         15.14       1,027.34

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      16.06         16.13      33,008.38

AT 2.30 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.29         21.92      89,152.02

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      73.74         78.77      26,286.99

--------
(a) Inception Date: October 7, 2011.

                                                                   2.10 SEPARATE ACCOUNT CHARGE
                                                           ---------------------------------------------
                                                                 BEGINNING OF                NUMBER OF
                                                                     YEAR      END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                        ---- -------------- ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B)...................................... 2011    $  9.40       $  9.69           0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C)............................................... 2011       8.93          9.30      60,129.42

American Funds(R) Bond Investment Division (Class C)...... 2011      10.40         10.52           0.00

American Funds(R) Growth Allocation Investment Division
  (Class C)............................................... 2011       8.18          8.61     262,539.05

American Funds(R) Growth Investment Division (Class C).... 2011       7.97          8.43           0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C)............................................... 2011       9.43          9.75      69,926.04

AQR Global Risk Balanced Investment Division (Class B).... 2011      10.16         10.55           0.00

Artio International Stock Investment Division (Class B)... 2011       9.23          9.24           0.00

Barclays Capital Aggregate Bond Index Investment Division
  (Class B)............................................... 2011      14.82         14.98       5,800.43

BlackRock Aggressive Growth Investment Division
  (Class B)............................................... 2011      33.85         36.29          43.35

BlackRock Bond Income Investment Division (Class B)....... 2011      44.78         45.44         503.15

BlackRock Global Tactical Strategies Investment Division
  (Class B)............................................... 2011       9.24          9.52           0.00

BlackRock Large Cap Core Investment Division (Class B).... 2011      47.62         51.38           0.00

BlackRock Large Cap Value Investment Division
  (Class B)............................................... 2011       9.42         10.38         603.54

BlackRock Legacy Large Cap Growth Investment Division
  (Class B)............................................... 2011      24.23         25.16           0.00

BlackRock Money Market Investment Division (Class B)...... 2011      18.91         18.82           0.00

Clarion Global Real Estate Investment Division (Class B).. 2011      11.81         12.58       7,443.84

Davis Venture Value Investment Division (Class B)......... 2011      25.28         27.61         485.75

Dreman Small Cap Value Investment Division (Class B)...... 2011      11.19         12.40           0.00

Harris Oakmark International Investment Division
  (Class B)............................................... 2011      15.69         15.70       3,349.03

Invesco Small Cap Growth Investment Division (Class B).... 2011      13.29         14.44           0.00

Janus Forty Investment Division (Class B)................. 2011     111.17        115.07         274.82

Jennison Growth Investment Division (Class B)............. 2011       4.49          4.67           0.00

Lazard Mid Cap Investment Division (Class B).............. 2011      12.43         13.55           0.00
Legg Mason ClearBridge Aggressive Growth Investment
  Division (Class B)...................................... 2011       6.58          7.12       7,895.98

Loomis Sayles Global Markets Investment Division
  (Class B)............................................... 2011      11.55         12.17           0.00

                                                                  BEGINNING OF                NUMBER OF
                                                                      YEAR      END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                         ---- -------------- ------------ ------------
Loomis Sayles Small Cap Core Investment Division
  (Class B)................................................ 2011     $27.81        $31.24      1,834.50

Lord Abbett Bond Debenture Investment Division
  (Class B)................................................ 2011      20.25         21.41      3,485.91

Met/Artisan Mid Cap Value Investment Division (Class B).... 2011      25.15         27.63      2,111.19

Met/Eaton Vance Floating Rate Investment Division
  (Class B)................................................ 2011       9.90         10.16          0.00

Met/Dimensional International Small Company Investment
  Division (Class B)....................................... 2011      13.93         13.92          0.00

Met/Franklin Income Investment Division (Class B).......... 2011      10.19         10.89      5,188.27

Met/Franklin Low Duration Total Return Investment Division
  (Class B)................................................ 2011       9.68          9.72          0.00

Met/Franklin Mutual Shares Investment Division (Class B)... 2011       7.84          8.50          0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)....................................... 2011       8.57          9.13          0.00

Met/Templeton Growth Investment Division (Class B)......... 2011       7.81          8.16          0.00

Met/Templeton International Bond Investment Division
  (Class B)................................................ 2011      11.74         11.77          0.00

MetLife Aggressive Strategy Investment Division
  (Class B)................................................ 2011       9.38          9.93          0.00

MetLife Balanced Plus Investment Division (Class B)........ 2011       9.16          9.33          0.00

MetLife Conservative Allocation Investment Division
  (Class B)................................................ 2011      11.68         11.95     20,837.13

MetLife Conservative to Moderate Allocation Investment
  Division (Class B)....................................... 2011      11.19         11.56          0.00

MetLife Mid Cap Stock Index Investment Division
  (Class B)................................................ 2011      14.10         15.48        994.35

MetLife Moderate Allocation Investment Division
  (Class B)................................................ 2011      10.65         11.09     23,831.59

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B)....................................... 2011      10.03         10.55     48,932.06

MetLife Stock Index Investment Division (Class B).......... 2011      30.54         33.21      5,948.06

MFS(R) Emerging Markets Equity Investment Division
  (Class B)................................................ 2011       9.41          9.68          0.00

MFS(R) Research International Investment Division
  (Class B)................................................ 2011      11.68         11.83          0.00

MFS(R) Total Return Investment Division (Class B).......... 2011      35.65         37.66          0.00

MFS(R) Value Investment Division (Class B)................. 2011       9.88         10.77          0.00

Morgan Stanley EAFE(R) Index Investment Division
  (Class B)................................................ 2011       9.97         10.06      4,494.63

                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR      END OF YEAR  ACCUMULATION
                                                               ACCUMULATION  ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR UNIT VALUE (A)  UNIT VALUE      YEAR
-------------------                                      ---- -------------- ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B)............................................. 2011     $12.20        $12.36          0.00

Neuberger Berman Genesis Investment Division (Class B).. 2011      14.24         15.68        200.05

Neuberger Berman Mid Cap Value Investment Division
  (Class B)............................................. 2011      18.96         20.98      1,771.72

Oppenheimer Capital Appreciation Investment Division
  (Class B)............................................. 2011       7.12          7.57          0.00

Oppenheimer Global Equity Investment Division (Class B). 2011      14.76         15.21      4,968.61

PIMCO Inflation Protected Bond Investment Division
  (Class B)............................................. 2011      13.96         14.20      9,283.54

PIMCO Total Return Investment Division (Class B)........ 2011      15.13         15.44      4,708.68

Pioneer Strategic Income Investment Division (Class B).. 2011      22.03         22.54          0.00

Pyramis(R) Government Income Investment Division
  (Class B)............................................. 2011      10.58         10.70          0.00

RCM Technology Investment Division (Class B)............ 2011       5.67          5.69          0.00

Russell 2000(R) Index Investment Division (Class B)..... 2011      13.77         15.52      1,004.61

SSgA Growth and Income ETF Investment Division
  (Class B)............................................. 2011      10.55         11.14     37,737.11

SSgA Growth ETF Investment Division (Class B)........... 2011       9.80         10.40          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B)............................................. 2011       8.79          9.42          0.00

T. Rowe Price Small Cap Growth Investment Division
  (Class B)............................................. 2011      14.67         16.34          0.00

Van Eck Global Natural Resources Investment Division
  (Class B)............................................. 2011      14.50         15.12          0.00

Western Asset Management U.S. Government Investment
  Division (Class B).................................... 2011      15.92         15.99          0.00

AT 2.35 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2).................................... 2011      21.15         21.77      1,436.29

American Funds Growth-Income Investment Division
  (Class 2)............................................. 2011      72.73         77.68        520.88

--------
(a) Inception Date: October 7, 2011.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) [To be updated by amendment]

     (b) [To be updated by amendment]


     (B) EXHIBITS

     (1)       -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Principal Underwriting Agreement with MetLife Investors
                  Distribution Company. (15)

        (b) -- Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC). (5)

          (i) Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement).(17)

        (c)    -- Participation Agreement--New England Zenith Fund. (3)
        (d)    -- Participation Agreement--American Funds Insurance Series. (2)

        (d)(i) -- Participation Agreement--American Funds Insurance Series - Summary (20)

        (e)    -- Participation Agreement--Met Investors Series Trust. (4)
          (i)  -- First Amendment to the Participation Agreement (16)

          (ii) -- Second Amendment to the Participation Agreement (16)

          (iii)-- Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (26)

        (f)    -- Participation Agreement--Metropolitan Series Fund. (6)

          (i) -- Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors
                  Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (26)

     (4)       -- Form of Deferred Annuity Contract. (2)

        (a) -- ROTH Individual Retirement Annuity ("Roth IRA") Endorsement-- Form ML-446.2 (9/02). (8)

        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02). (8)

        (c) -- Individual Retirement Annuity Endorsement. Form ML-408.2 (9/02). (9)

        (d)    -- Tax Sheltered Annuity Endorsement. Form ML-398-3 (12/08). (23)

        (e) -- Qualified Distribution Program Endorsement-Form ML-RMD (7/10) (GMIB and EDB) (21)

        (f) -- Qualified Distribution Program Endorsement-Form ML-RMD-NY (7/10) (GMIB and EDB) (21)

        (g)    -- Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05). (9)

        (h)    -- Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I. (10)

        (i) -- Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I. (11)

        (j)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit

                  (i) Form ML-560-4 (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (14)

                        (A) Contract Schedule -- Form ML-EGMIB (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (21)

                                    Base Policy Contract Schedule

                                     (i)    Form PPS-6 (9/10) (GMIB Max V, GMIB
                                            Max IV, GMIB Max III and GMIB Max
                                            II). (21)

                                     (ii)   Form PPS-5 (6/06) (GMIB Plus IV and
                                            GMIB Plus III). (25)

        (k)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit (NY)


                  (i)   Form ML-560-14-NY (2/13) (GMIB Max V). (30)

                  (ii)  Form ML-560-13-NY (6/12) (GMIB Max IV). (27)
                  (iii) Form ML-560-12-NY (12/11) (GMIB Max III). (25)
                  (iv)  Form ML-560-11-NY (9/11) (GMIB Max II). (25)
                  (v)   Form ML-560-10-NY (9/11) (GMIB Plus IV). (25)
                  (vi)  Form ML-560-8-NY (11/10) (GMIB Plus III). (25)


                        (A) Contract Schedule - Form ML-EGMIB-NY (6/12) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (27)

                                  Base Policy Contract Schedule

                                   (i)    Form B Class - PPS-5-NY (9/10)-B
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (ii)   Form B Plus Class - PPS-5-NY (9/10)
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (iii)  Form L Class - PPS-5-NY (9/10)-L
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (iv)   Form C Class - PPS-5-NY (9/10)-C
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (v)    Form R Class - PPS-5-NY (9/10)-R
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)

                                   (vi)   Form B Class - PPS-33-4 (9/08)-B
                                          (GMIB Plus IV and GMIB Plus III). (25)
                                   (vii)  Form B Plus - PPS-33-4 (9/08) (GMIB
                                          Plus IV and GMIB Plus III). (25)
                                   (viii) Form L Class - PPS-33-4 (9/08)-L
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)
                                   (ix)   Form C Class - PPS-33-4 (9/08)-C
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)
                                   (x)    Form R Class - PPS-33-4 (9/08)-R
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)

        (l) -- Guaranteed Minimum Death Benefit ("GMDB") Rider -- (Enhanced Death Benefit ("EDB"))


                  (i)  Form ML-640-1 (4/08) (GMIB Max V, EDB Max IV,
                       EDB Max III, EDB Max II, EDB III and EDB II). (14)

                       (A) Contract Schedule -- Form ML-EDB (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and
                            EDB II). (21)

                                  Base Policy Contract Schedule

                                   (i)   Form PPS-6 (9/10) (GMIB Max V,
                                         EDB Max IV, EDB Max III and
                                         EDB Max II). (21)


                                   (ii)  Form PPS-5 (6/06) (EDB III and
                                         EDB II). (25)

         (m)   -- Guaranteed Withdrawal Benefit ("GWB") Rider

               -- Guaranteed Withdrawal Rate ("GWR") Enhancement Rider

                  (i)   Form of ML-690-5 (4/13) (30)

                        (i)(a) Form of ML-GWB (4/13) (30)

                  (ii)  Form of ML-NHR (4/13) (30)

                        (i) Contract Schedule - Form PPS-7 (4/13) (30)


     (5)(a)    -- Form of Variable Annuity Application MPP-APP (11/12)
                  MPP-REG200 (11/12) Fs (28)

        (b) -- Form of Variable Annuity Application MPP-APP-NY (11/12) MPP-NY (11/12) Fs (28)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(4)

        (b)    -- Amended and Restated By-Laws of Metropolitan Life.(7)

     (7)       -- Automatic Reinsurance Agreement between Metropolitan Life
                  Insurance Company and Exeter Reassurance Company, LTD. effective December 1, 2004 (Agreement No. 17258) (22)

                  i.    Amendment No. 1 as of May 1, 2005 (22)
                  ii.   Amendment No. 2 as of November 1, 2005 (22)
                  iii.  Amendment No. 3 as of June 12, 2006 (23)
                  iv.   Amendment No. 4 as of February 26, 2007 (22)
                  v.    Amendment No. 5 as of June 30, 2007 (22)
                  vi.   Amendment No. 6 as of July 16, 2007 (22)
                  vii.  Amendment No. 7, as of April 28, 2008 (25)
                  viii. Amendment No. 8, as of July 1, 2008 (25)
                  ix.   Amendment No. 9 as of July 14, 2008 (25)
                  x. Amendment No. 10 dated October 10, 2008, as of November 10, 2008 (26)
                  xi.   Amendment no. 11 as of February 20, 2009 (25)
                  xii.  Amendment No. 12 as of May 4, 2009 (25)
                  xiii. Amendment No. 13 as of July 10, 2009 (25)
                  xiv.  Amendment No. 14 as of July 19, 2010 (25)
                  xv.   Amendment No. 15 as of December 31, 2010 (25)
                  xvi.  Amendment No. 16 as of April 29, 2011 (25)
                  xvii. Amendment No. 17 as of October 10, 2011 (25)

     (8)       -- Not applicable.

     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(23)

    (10)       -- Consent of Independent Registered Public Accounting Firm.(29)

    (11)       -- Not applicable.

    (12)       -- Not applicable.

    (13)       -- Powers of Attorney.(19)(24)(25)(28)

------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-04001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Pre-Effective Amendment No.1 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.


3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


4. Filed with Registration Statement No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.


6. Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.


7. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.


8. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.


9. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.


10. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on May 18, 2004. As incorporated herein by reference.


11. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on July 29, 2005. As incorporated herein by reference.


12. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 5, 2006. As incorporated herein by reference.


13. Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.


14. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 17, 2008. As incorporated herein by reference.


15. Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.

16. Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2009. As incorporated herein by reference.

17. Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.

18. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.

19. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 21, 2011. Powers of Attorney for Peter M. Carlson, Sylvia Mathews Burwell, Cheryl W. Grise,
    R. Glenn Hubbard, John M. Keane, Alfred F. Kelly, Jr., James M. Kilts, Catherine R. Kinney, Hugh B. Price, Kenton J. Sicchitano and Lulu C. Wang.

20. Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

21. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

22. Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.

23. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on Sept 2, 2011.

24. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on November 21, 2011. Power of Attorney for Eric T. Steigerwalt.

25. Filed with Registration No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. Power of Attorney for Steven A. Kandarian.

26. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

27. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 1, 2012.

28. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on October 4, 2012. Power of Attorney for John C.R. Hele.

29. To be filed by amendment.

30. Filed herein.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR


NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS   POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------   -----------------------------------

Steven A. Kandarian                               Director, Chairman, President
MetLife, Inc. and Metropolitan Life Insurance     and Chief Executive Officer
Company
President and Chief Executive Officer
1095 Avenue of the Americas
New York, NY 10036


Sylvia Mathews Burwell                            Director
President, Wal-Mart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR 72716


Cheryl W. Grise                                   Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


R. Glenn Hubbard                                  Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall-Rm 101
3022 Broadway
New York, NY 10027-6902


John M. Keane                                     Director
Senior Managing Director
Keane Advisors, LLC
2020 K Street N.W.
Suite 300
Washington, D.C. 10580


Alfred F. Kelly, Jr.                              Director
CEO of the NY/NJ 2014 Super Bowl Host Committee
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073



James M. Kilts                                    Director
Founding Partner
Centerview Capital
3 Greenwich Office Park, 2nd floor
Greenwich, CT 06831


Catherine R. Kinney                               Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


Hugh B. Price                                     Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                     Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W. Suite 238
Atlanta, GA 30310-1495


Kenton J. Sicchitano                              Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


Lulu C. Wang                                      Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue
19th Floor
New York, New York 10173




     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166




NAME                       POSITION WITH METLIFE
-------------------------  -----------------------------------------------------
Steven A. Kandarian        Chairman, President and Chief Executive
                           Officer

Christopher G. Townsend    President, Asia

Michel A. Khalaf           President, Europe/Middle East/Africa

William J. Wheeler         President, The Americas

John C.R. Hele             Executive Vice President and Chief Financial Officer

Peter M. Carlson           Executive Vice President and Chief Accounting Officer

Steven J. Goulart          Executive Vice President and Chief Investment Officer

Ricardo A. Anzaldua        Executive Vice President and General Counsel

Frans Hijkoop              Executive Vice President and Chief Human Resources
                           Officer

Beth M. Hirschhorn         Executive Vice President, Global Brand, Marketing
                           and Communication

Maria R. Morris            Executive Vice President, Global Employee Benefits

Martin J. Lippert          Executive Vice President, Global Technology and
                           Operations

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


        The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF SEPTEMBER 30, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10.   MetLife Europe R Limited (Ireland)

      11. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      12. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      13. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      14.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      15.   MetLife International Limited, LLC (DE)

      16. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      17.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      18. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      19.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i)  MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland)

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) ALICO Life International Limited (Ireland)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                       ii) ALICO Italia S.p.A. (Italy)

                       jj) Agenvita S.r.l. (Italy)

                       kk) MetLife Holdings (Cyprus) Limited (Cyprus)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    A.I.G. Limited (Nigeria)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   MetLife S.A. (France)

            a) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      12. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Matlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

            c) Aviva Asigurari de Viata S.A. (Romania) - 99.9999% of Aviva Asigurari de Viata S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, 0.0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   International Services Incorporated (USA-Delaware)

      28.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      29. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      30. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      31. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.010003% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      32. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and 0.000002% is owned by International Technical and Advisory Services Limited.

      33.   MetLife Seguros de Vida, S.A. (Uruguay)

      34. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      35.   Alpha Properties, Inc. (USA-Delaware)

      36.   Beta Properties, Inc. (USA-Delaware)

      37.   Delta Properties Japan, Inc. (USA-Delaware)

      38.   Epsilon Properties Japan, Inc. (USA-Delaware)

      39.   Iris Properties, Inc. (USA-Delaware)

      40.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of December 31, 2012, there were 755,488 owners of qualified contracts and 184,374 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).

ITEM 28. INDEMNIFICATION

        UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

        MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

   Met Investors Series Trust
   Metropolitan Series Fund, Inc.
   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Metropolitan Tower Separate Account One
   Metropolitan Tower Separate Account Two
   MetLife Investors USA Separate Account A
   MetLife Investors USA Variable Life Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Life Account One
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Eleven
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   General American Separate Account Two
   Security Equity Separate Account 26
   Security Equity Separate Account 27
   MetLife of CT Separate Account Eleven for Variable Annuities
   MetLife of CT Separate Account QPN for Variable Annuities
   MetLife of CT Fund UL for Variable Life Insurance
   MetLife of CT Fund UL III for Variable Life Insurance


   Metropolitan Life Variable Annuity Separate Account II
   Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL
BUSINESS ADDRESS               POSITIONS AND OFFICES WITH UNDERWRITER
----------------------------   -------------------------------------------------
Mark E. Rosenthal              President
5 Park Plaza
Suite 1900 EBS
Irvine, CA 92614

Elizabeth M. Forget            Director and Executive Vice President
1095 Avenues of the Americas
New York, NY 10036

Paul A. LaPiana                Director and Executive Vice President, National
5 Park Plaza                   Sales Manager-Life
Suite 1900
Irvine, CA 92614

Andrew G. Aiello               Senior Vice President, Channel Head-National
5 Park Plaza                   Accounts
Suite 1900
Irvine, CA 92614

Jeffrey A. Barker              Senior Vice President, Channel Head-Independent
18210 Crane Nest               Accounts
Tampa, FL 33647

Isaac Torres                   Secretary
1095 Avenue of the Americas
New York, NY 10036

Curtis Wohlers                 Senior Vice President, National Sales Manager,
1300 Hall Boulevard            Independent Planners and Insurance Advisors
Bloomfield, CT 06002

Jay S. Kaduson                 Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene B. Debel               Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez               Vice President, Chief Financial Officer
18210 Crane Nest Dr
Tampa, FL 33647

Debora L. Buffington           Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                    Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Craig W. Markham               Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Cathy A. Sturdivant            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros               Vice President
200Park Avenue
40th Floor
New York, NY 10166


(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year [to be updated by amendment]:



                                                  (2)
                   (1)                      NET UNDERWRITING         (3)             (4)            (5)
            NAME OF PRINCIPAL                DISCOUNTS AND     COMPENSATION ON    BROKERAGE        OTHER
               UNDERWRITER                    COMMISSIONS         REDEMPTION     COMMISSIONS   COMPENSATION
-----------------------------------------   ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company                               $0              $0             $0

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Item 31. Management Services.

        Not Applicable
Item 32.

        Undertakings.

        (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

        (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


        (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.

                                   SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 14th day of January, 2013.


                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)


                                             /s/ Paul G. Cellupica
                              By: ______________________________________________
                                              Paul G. Cellupica

                                               Chief Counsel
                                               The Americas


                              Metropolitan Life Insurance Company
                              (Depositor)


                                              /s/ Paul G. Cellupica
                              By: ______________________________________________
                                                Paul G. Cellupica

                                                  Chief Counsel
                                                  The Americas

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              Signature                          Title                    Date
              ---------                          -----                    ----

                 * Director, Chairman, President and Chief ______________________________________ Executive Officer
          Steven A. Kandarian

                 * Executive Vice President and ______________________________________ Chief Financial Officer
            John C.R. Hele


                 *                     Executive Vice President,
______________________________________ and Chief Accounting Officer
            Peter M. Carlson

                 *                     Director
______________________________________
          Sylvia Mathews Burwell

                 *                     Director
_______________________________________
          Cheryl W. Grise


                 *                     Director
______________________________________
          R. Glenn Hubbard

                 *                     Director
______________________________________
             John M. Keane

                 *                     Director
______________________________________
          Alfred F. Kelly, Jr.

                 *                     Director
______________________________________
            James M. Kilts

                 *                     Director
______________________________________
         Catherine R. Kinney

                 *                     Director
______________________________________
           Hugh B. Price

                                       Director
______________________________________
           David Satcher

                 *                     Director
______________________________________
        Kenton J. Sicchitano

                 *                     Director
______________________________________
       Lulu C. Wang


*By:  /s/ Myra L. Saul
      _________________________________
          Myra L. Saul
           Attorney-in-Fact



                                January 14, 2013